united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices) (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-846-7526

Date of fiscal year end: 9/30

Date of reporting period: 9/30/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

ANNUAL REPORT

September 30, 2023

TIMOTHY PLAN FAMILY OF FUNDS

ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder,

This report covers our fiscal year ending September 30, 2023. As you review the details of our funds and their respective performance on the following pages, including remarks by our various sub-advisors who serve as the money managers for the specific funds under their purview, you will see that this fiscal year has rebounded very well vs. last fiscal year’s negative performance. The equities market was led by technology stocks, with growth outperforming value and interest-rate sensitive sectors being the worst performing. Our performance (10-1-22 thru 9-30-23) was positive among nearly all market segments, with the exceptions of Growth & Income (down 5.02% for Class A), Fixed Income (down 5.02% for Class A) and Israel Common Values (down 15.44% for Class A). On an absolute return basis, six of our funds were up between 10.41% and 19.18%, three were up between 4.46% and 8.48% and two of the three mentioned above were down less than 1%.

For more complete details and information about the individual funds, please read each of the sub-advisor’s annual review letters in the pages that follow. They more fully detail the various factors that impacted this fiscal year’s performance along with their economic outlook for the coming year. All of that simply underscores the wisdom of asset allocation since different market segments perform differently over differing periods.

Timothy Partners, Ltd, (the “Advisor”) has always attempted to take a conservative approach to the markets as we believe our shareholders prefer a preservation of principal course to that of chasing returns. I do need to reiterate, however, that, in the capital markets in general and our funds in particular, returns can never be guaranteed.

Although we cannot guarantee any actual outcome, I remain confident that all our sub- advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a continued conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally
President

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Timothy Plan Aggressive Growth Fund Letter from the Manager – September 30, 2023

The stock market bottomed last October and proceeded to stage a remarkable recovery over the 12-month period ending 9/30/23, with the Russell Midcap Growth up 17.5%. This is in stark contrast to the prior 12 months where the Russell Midcap Growth index was down 29.5%. In that period, inflation was accelerating, the Fed was early in their rate-raising campaign, we had two down quarters of GDP, and the Russia/Ukraine war had just started. The rally in the past year was largely due to the directional improvement in inflation (Core Sept CPI down to +4.1% year-over-year), though still not close to the Fed’s target of 2% -- and along with this, the expectation that the Fed is either at or close-to the end of their rate tightening. Additionally, the economy has held up much stronger than many had expected it to after 500 basis-points of increases in the Fed Funds rate. In fact, earlier this year, a 2024 recession had been many economists’ “base case,” but now, as reported by the Wall Street Journal, the odds are seen as less than 50% (for a recession in the next 12 months). As of this writing, however, in addition to the Russia/Ukraine war showing no promise of resolution, the Israel/Hamas conflict has begun and has a high risk of contagion/acceleration. And on the domestic political front, not only are we facing a possible government shutdown in November, but we are soon going to be upon another presidential election cycle that is likely to be a “heated” one. All this is to say that the upcoming 12-months could see higher market volatility than we have had recently.

The Fund’s gross return was +17.8%, as compared to the benchmark Russell Midcap Growth’s rise of 17.5%. Analyzing the sector returns, the Industrials sector performed very well due to excellent stock selection and a modest overweighting. We also generated good relative outperformance in the Information Tech sector. Conversely, the Materials sector had the worst performance due to subpar stock selection.

For the portfolio, there has been no change to our time-tested, bottom-up fundamental approach to managing mid-cap growth investments. As an overview, the Fund remains well diversified by issuers and sectors, as all areas of the economy are impacted by broad macroeconomic trends. We are currently underweight in the Consumer Discretionary sector and overweight in the Energy and Industrials sectors. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

ANNUAL REPORT | 3

The Timothy Plan International Fund

Letter from The Manager - September 30, 2023

Equity markets were strong in this twelve-month period rebounding from the prior period when central banks raised interest rates aggressively and worries spiked over the potential for a recession. International equities rallied as inflation fell across the globe and as optimism rose that central bank rate hikes would not tilt the global economy into a severe recession. Markets focused on this soft-landing scenario and equities followed suit. The Fund had a strong positive absolute move over the last twelve months and a similar performance to the MSCI AC World ex. US index on a relative basis.

Sector allocation was a big positive for this period while stock selection was slightly negative. An overweight to a strong performing Industrials sector led sector allocation in addition to underweights to underperforming Real Estate and Communication Services sectors. On the stock selection front, positive selection in Materials and Utilities led the way while negative selection in Consumer Discretionary, Health Care, and Technology sectors was a headwind for the portfolio. From a country standpoint, the largest detractors were stock selection in Japan and underweight allocation to Denmark. Positive country selection in France and Canada and an underweight to China and an overweight to Ireland all helped performance. Key positive stock attributors for the period included construction materials company CRH (Materials-Ireland), airplane engine manufacturer Safran SA (Industrials-France), and electrical equipment company Schneider Electric SE (Industrials-France). Negative attributors for the period were led by not owning screened out diabetes and obesity drug company Novo Nordisk as well as owning underperforming health care equipment manufacturer Olympus Corp (Health Care-Japan), and power tools leader Techtronic Industries (Industrial-Hong Kong).

Other key areas of interest during the fiscal year included the US Dollar and Japan. While the US Dollar appeared to have peaked early in the period and began to depreciate, helping international equity returns, it soon reversed course and recovered some of its lost ground in the 2nd half of the fiscal year, creating a headwind to international equity returns. Japan was also a strong focus in this period as calls for better corporate governance by the Tokyo Stock Exchange to Japanese corporates was heard loud and clear and companies began to make adjustments which gave hope to global investors of better shareholder treatment from Japanese corporates going forward.

Global interest rates have risen significantly over the last twelve months and there are concerns their lagged effect will impact economic growth negatively which could influence markets. International equity valuations are attractive not only compared to their own history but also compared to the US. We remain committed to a disciplined and consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

ANNUAL REPORT | 4

Timothy Plan Large/Mid Cap Growth Fund Letter from the Manager – September 30, 2023

The stock market bottomed last October and proceeded to stage a remarkable recovery over the 12-month period ending 9/30/23, with the S&P500 gaining 21.6% and the Russell 1000 Growth up 27.7%. This is in stark contrast to the prior 12 months (S&P500 and R1G down 15.5% and 22.6%, respectively). In that period, inflation was accelerating, the Fed was early in their rate-raising campaign, we had two down quarters of GDP, and the Russia/Ukraine war had just started. The rally in the past year was largely due to the directional improvement in inflation (Core Sept CPI down to +4.1% year-over-year), though still not close to the Fed’s target of 2% -- and along with this, the expectation that the Fed is either at or close-to the end of their rate tightening. Additionally, the economy has held up much stronger than many had expected it to after 500 basis- points of increases in the Fed Funds rate. In fact, earlier this year, a 2024 recession had been many economists’ “base case,” but now, as reported by the Wall Street Journal, the odds are seen as less than 50% (for a recession in the next 12 months). As of this writing, however, in addition to the Russia/Ukraine war showing no promise of resolution, the Israel/Hamas conflict has begun and has a high risk of contagion/acceleration. And on the domestic political front, we are not only facing a possible government shutdown in November, but we are soon going to be upon another presidential election cycle that is likely to be a “heated” one. All this is to say that the upcoming 12-months could see higher market volatility than we have had recently.

After 2 years of the Russell 1000 Value outperforming its Growth counterpart, the R1G made a comeback and outperformed by over 13 percentage points over the last year (up 27.7% vs. +14.4% for the R1V). This scenario usually presents a challenge for the Fund’s relative performance, as we are restricted from owning most of the large growth stocks in the benchmark index. Size was an even larger differentiator: the Russell Top 200 stocks gained 23.9%, while the small-cap Russell 2000 only rose by 8.9%. This, too, is a headwind for the Fund, as the restrictions on many large-cap stocks create a significant lower-cap “skew” for the fund. With these challenges, we were pleased to have an upside capture (ratio of the Fund gross return to the R1G) of 86%. A related aside: Strategas Research just published a report showing that the “Magnificent Seven*” now accounts for nearly 50% of the market cap of the R1G, up from 29% five years ago and 12% ten years ago.

The Fund’s gross return was +19.0%, as compared to the benchmark Russell 1000 Growth’s rise of 27.7%. Sector allocation had an inordinate impact on relative performance; underweights in Technology and Communication Services, combined with an overweight in Materials, accounted for much of the allocation shortfall. Cash averaging 6% was also a detractor in a strong up market. Stock selection, though overall about neutral, was very additive in the Tech sector, with the Fund holdings returning 51% vs. the benchmark sector +43%. Additionally, the Industrials sector served the Fund well; our holdings gained 44%, well ahead of the R1G sector rise of 22.0%. On the downside, the fund holdings in the Financial sector, down 7.9%, markedly well short of the benchmark’s gain of 24.5%.

For the portfolio, there has been no change to our time-tested, bottom-up fundamental approach to managing large and mid-cap growth investments. As an overview, the Fund remains well diversified by issuers and sectors, as all areas of the economy are impacted by broad macroeconomic trends. We are currently underweight in the Tech sector by 5-6 percentage points and overweight in Industrials and Materials. We are looking at the Healthcare sector closely after some rather large hits have been taken by stocks thought to be negatively impacted by the success of the “GLP-1” (diabetes/obesity) drugs. For the first time in quite a while, we are neutral to slightly underweight in the sector, having been overweight previously. Some strategists, (RBC, to name one) believe that large-cap growth stocks are “over-owned and overvalued,” particularly the Magnificent Seven. If this gets corrected in the coming months by their underperformance, that will bode well for outperformance by the Fund.

Chartwell Investment Partners, LLC

*the Magnificent Seven: Apple, Microsoft, Alphabet (Google), Amazon, NVIDIA, Meta, Tesla

ANNUAL REPORT | 5

LETTER FROM THE MANAGER

September 30, 2023

TIMOTHY PLAN SMALL CAP VALUE FUND

We are pleased to provide you with our report on the Timothy Plan Small Cap Value Fund for the twelve months ending September 30, 2023, and would like to thank you for entrusting your assets with us.

Market Overview

Despite the best efforts of the Federal Reserve, the economy continued to chug along, and the U.S. stock market responded in kind, rising by more than 20% for the twelve months ended September 30, 2023. The S&P 500 Index gained 21.62% for the period, eclipsing the index’s long-term average. Small-cap stocks, as measured by the Russell 2000 Index, trailed the broad market, gaining 8.93%.

The biggest story in the year was the Federal Reserve, which began to raise interest rates in March 2022 and has increased its benchmark federal funds rate by 525 basis points over the past 18 months. The inflation rate, measured by the Consumer Price Index (CPI), peaked in June 2022, and has trended downward since. However, Fed chair Jerome Powell has reiterated the Fed’s 2% inflation target and has hinted that rates would remain high until the inflation monster has been slain.

The equity market was led by technology stocks, as the sector gained 41.1% in the last twelve months, driven primarily by companies involved in artificial intelligence, as semiconductor companies were among the primary beneficiaries. Interest-rate sensitive sectors Utilities and Real Estate were the worst performing sectors for the year, declining as the Federal Reserve accelerated its rate hike campaign.

The bond market didn’t fare as well, beset by rising interest rates and deteriorating credit conditions. The Bloomberg U.S. Aggregate, a broad bond market measure, gained 0.64% for the year; the index was led by corporate credits (the Bloomberg U.S. Credit added 3.47%), while government bonds were the lagging sector, as the Bloomberg U.S. Government declined 0.74%. During the year, the Treasury yield curve became significantly inverted, only to flatten out in September. The ten-year treasury rose from 3.83% to 4.57%, gaining 74 basis points, nearly all of that gain in the third quarter, in large part due to the Federal Reserve’s messaging of “higher for longer.”

Fund Performance

For the twelve months ending September 30, 2023, the Timothy Plan Small Cap Value Fund produced a return of 15.78%, compared to the benchmark Russell 2000 Index, which gained 8.93%.

On an absolute basis, only two sectors provided a negative total return: Utilities and Financials. In the case of Utilities, the sector struggled as interest rates rose; Financials were in much the same boat, though higher interest rates had a greater impact on balance sheets, as some smaller banks were required to mark to market certain long-dated Treasury bonds, causing a liquidity crisis as long bond prices fell. The top performing sectors in the fund included Industrials and Communications Services, both adding more than 50%, while Energy and Consumer Staples were also strong gainers.

From a relative perspective, performance was driven largely by stock selection, as two sectors – Industrials and Health Care – drove most of the gains for the year. Selection in Communication Services was also a positive factor returns, driven primarily by one company. Asset allocation was a factor in Health Care, where we were underweight the worst-performing sector in the index, and in Financials, where we were overweight the second worst-performing sector.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2022 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

ANNUAL REPORT | 6

A diverse group of companies were the top contributors for the trailing twelve months. There were two “graduates” from the portfolio, stocks which exceeded our market cap range or were purchased by a bigger company, in our top five. Rambus (RMBS), a semiconductor designer and manufacturer, gained more than 75% while we held it, growing to a bigger company than our market cap limitations allow. Hostess Brands Inc. (TWNK), the snack food maker, was a focus of takeover speculation for most of the year, and the company finally agreed to be purchased by J.M. Smucker Co. in August. The purchase price was a 30% premium, and we sold the position on the news.

Other top contributors included Boise Cascade Co. (BCC), which advanced on strong demand and firm pricing for lumber and engineered wood products, and Northern Oil & Gas Inc. (NOG), gaining on higher prices for oil and natural gas. Rounding out the top five was Comfort Systems USA, Inc. (FIX), a Houston-based HVAC installation and repair company, advancing on strong growth opportunities.

The Financials sector was a detractor in the year, and three of the top five detractors were banks: Veritex Holdings (VBTX), Sandy Spring Bancorp (SASR), and First Bancorp (FBNC). Regional bank stocks suffered after the shuttering of Signature Bank (not owned) and Silicon Valley Bank (not owned) in March, largely due to liquidity issues as interest rates rose and the value of the banks’ long-dated bond holdings declined. Other detractors included Monro, Inc. (MNRO), one of several companies in the auto services industry seeing declines as sales and earnings have slowed due to a pullback by consumers and sharply higher oil and gas prices.

Industrial chemical supplier Stepan Co. (SCL) was a detractor after poor earnings reports led to declines in the second and third quarters.

Market Outlook

Current market conditions continue to produce dislocations with respect to valuation and increased levels of fundamental skepticism that we believe play to our strengths. Our emphasis on bottom-up fundamental analysis in both equity and credit markets helps us see beyond headlines and understand how businesses can perform over the long term.

In the U.S. equity markets, we see a very modest improvement to S&P 500 earnings in 2024, but the fourth quarter may prove to be more challenging in terms of overall earnings growth. We believe that the consensus (year-over- year) earnings growth estimates of 7.8% for the fourth quarter may be slightly optimistic as the actual effects of the Fed’s extended prohibitive rate prescription and subsequent economy-slowing actions are realized.

The macro environment remains challenging and warrants caution. We are carefully monitoring our holdings and actively managing risk in the portfolio. While we believe the portfolio is positioned appropriately, striking a good balance between upside and potential downside as we navigate this period of elevated uncertainty, the upcoming earnings season will likely be choppy – misses will likely be punished, as investors will look to sell first and ask questions later. On the other hand, companies that perform well, meeting or exceeding expectations, will likely be rewarded – and we believe the companies exhibiting the quality factors we seek are likely to lead in a difficult market.

Nevertheless, we continue to focus on investing at the intersection of quality and value. The portfolio’s superior quality profile relative to the benchmark is underappreciated and the reward/risk for the portfolio continues to look very attractive. We especially like our Industrials and Energy holdings, although we worry about our underweight in the latter and are actively evaluating new ideas to add to the portfolio.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2022 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

ANNUAL REPORT | 7

LETTER FROM THE MANAGER

September 30, 2023

TIMOTHY PLAN LARGE/MID CAP VALUE FUND

We are pleased to provide you with our report on the Timothy Plan Large/Mid Cap Value Fund for the twelve months ending September 30, 2023, and would like to thank you for entrusting your assets with us.

Market Overview

Despite the best efforts of the Federal Reserve, the economy continued to chug along, and the U.S. stock market responded in kind, rising by more than 20% for the twelve months ended September 30, 2023. The S&P 500 Index gained 21.62% for the period, eclipsing the index’s long-term average.

The biggest story in the year was the Federal Reserve, which began to raise interest rates in March 2022 and has increased its benchmark federal funds rate by 525 basis points over the past 18 months. The inflation rate, measured by the Consumer Price Index (CPI), peaked in June 2022, and has trended downward since. However, Fed chair Jerome Powell has reiterated the Fed’s 2% inflation target and has hinted that rates would remain high until the inflation monster has been slain.

The equity market was led by technology stocks, as the sector gained 41.1% over the last twelve months, driven primarily by companies involved in artificial intelligence, as semiconductor companies were among the primary beneficiaries. Interest-rate sensitive sectors Utilities and Real Estate were the worst performing sectors for the year, declining as the Federal Reserve accelerated its rate hike campaign.

The bond market didn’t fare as well, beset by rising interest rates and deteriorating credit conditions. The Bloomberg U.S. Aggregate, a broad bond market measure, gained 0.64% for the year; the index was led by corporate credits (the Bloomberg U.S. Credit added 3.47%), while government bonds were the lagging sector, as the Bloomberg U.S. Government declined 0.74%. During the year, the Treasury yield curve became significantly inverted, only to flatten out in September. The ten-year treasury rose from 3.83% to 4.57%, gaining 74 basis points, nearly all of that gain in the third quarter, in large part due to the Federal Reserve’s messaging of “higher for longer.”

Fund Performance

For the twelve months ending September 30, 2023, the Timothy Plan Large/Mid Cap Value Fund produced a return of 14.21%, compared to the S&P 500® Index which gained 21.62%. It's important to note that for the last twelve months, large-cap growth stocks (measured by the Russell 1000 Growth Index) gained 27.72%, compared to just 14.44% for large-cap value stocks (measured by the Russell 1000 Value Index). This discrepancy was driven in large part by the so-called “Magnificent Seven,” seven growth stocks that most value managers do not hold.

For the year, our top-performing sector was Information Technology, followed by Energy and Consumer Discretionary. We benefitted from one of the Magnificent Seven – NVIDIA (NVDA), which accounted for about a third of the return in the sector. Energy was driven by higher oil and natural gas prices throughout the period, while our Consumer Discretionary holdings were companies with strong fundamentals.

From a relative perspective, stock selection was the primary cause of our underperformance versus the index. One of the sectors detracting from relative performance was Communication Services, where two of the Magnificent Seven (Google and Meta) helped drive returns; these are growth-oriented names that we don’t hold in this

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2022 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

ANNUAL REPORT | 8

portfolio. On the other hand, stock selection was beneficial in the Information Technology sector, where we held NVIDIA as our top performer. Our underweight in the health care sector was positive overall, while the underweight in the Communication Services sector was a drawback.

Four of the top five performers in the calendar year are linked to the technology sector. NVIDIA Corp (NVDA) was one of the top performers in the stock market for the year, gaining over 250% as the chip maker’s applications for artificial intelligence (AI) became known and appreciated. Broadcom (AVGO) was another strong performer, as the semiconductor manufacturer showed upside potential for their AI-related business. Lattice Semiconductor (LSCC) and ASML Holding NV (ASML) also soared in the year, in a similar fashion both companies make chips that help make artificial intelligence possible. The lone top performer that was not in technology was Eaton Corp (ETN), an industrial company that builds electrification solutions for data centers and other facilities – data centers, of course, are also tied to the boom around artificial intelligence.

Detracting from performance were a couple of regional banks, hard-hit due to liquidity issues in the industry. Western Alliance Bancorp (WAL) and Cullen/Frost Bankers Inc. (CFD). Both were sold from the portfolio amid concerns about higher interest rates. Crown Castle Inc. (CCI) is a real estate company that manages land for wireless towers; the stock came under pressure as Real Estate declined amid higher interest rates. Cable One Inc. (CABO) fell by about 20% on declining demand for the company’s set-top box business. Last, Dollar General (DG) was the top detractor, as the company faced pressure from increasing wages and poor sales execution.

Market Outlook

Current market conditions continue to produce dislocations with respect to valuation and increased levels of fundamental skepticism that we believe play to our strengths. Our emphasis on bottom-up fundamental analysis in both equity and credit markets helps us see beyond headlines and understand how businesses can perform over the long term.

In the U.S. equity markets, we see a very modest improvement to S&P 500 earnings in 2024, but the fourth quarter may prove to be more challenging in terms of overall earnings growth. We believe that the consensus (year-over- year) earnings growth estimates of 7.8% for the fourth quarter may be slightly optimistic as the actual effects of the Fed’s extended prohibitive rate prescription and subsequent economy-slowing actions are realized.

We expect earnings estimates to continue to fall for the current and future quarters as the fourth quarter earnings season begins. That being said, there are still many areas of growth, but stock selection will be critical. As earnings growth becomes less stable, quality characteristics, which are a key attribute of our process, are likely to be an important driver of excess returns.

We will continue to focus on the intersection of quality and value, seeking select businesses trading at an attractive valuation. These basic rules form a strong investment foundation that applies across the market capitalization spectrum. We’ve found our approach to be especially effective in uncertain economic environments like we see today. With higher interest rates increasing the cost of capital, we believe high-caliber, high-demand businesses that have sustainable competitive advantages, strong cash flows, attractive dividends and a history of execution, tend to perform better and can limit downside risk.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2022 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

ANNUAL REPORT | 9

Letter from the Manager

September 30, 2023

Timothy Plan Fixed Income Fund

The fiscal year ending September 30, 2023 witnessed extreme volatility in U.S. Treasury (UST) yields as the Federal Reserve (Fed) remained hawkish in response to persistent inflation, continued strength in employment and concerns over the economic effects of U.S. bank failures. The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Aggregate Index which began the last 12 months with a yield-to-worst of 4.63% and ended at 5.39%.

After raising the Fed Funds rate by 150 basis points (bps), between October 2022 and February 2023, the Fed took a step back and lowered the level of the rate hike at its March meeting. Prior to the failure of Silicon Valley Bank, the Fed Funds Futures market had predicted a 50bp increase at the March Fed meeting. Instead, the Fed complied with the market’s reduced forecast of a 25bps hike. By the end of 1Q23, only one more 25bp hike was priced in by Fed Funds Futures, but with nearly 75bps of cuts predicted to follow by the end of 2023.

The Fed was torn between ensuring financial stability amid an ongoing bank crisis and achieving their goal of reducing inflation to their long-term target of 2.0%. Core-PCE (the Fed’s preferred measure of inflation) had fallen to a 4.6% y/y rate by February, only an 80bp reduction from the peak-rate of one-year prior. The Fed continued to look to the U.S. labor market for confirmation that its aggressive rate increases over the past twelve months had some effect in slowing the economy and inflation. The labor market continued to defy the Fed’s hopes with unemployment falling to a 54-year low of 3.4% in January, and only climbing to 3.5% by March.

The Fed paused its rate hike cycle in June after 10-consecutive meetings with a hike. Inflation remained stubbornly high through much of 2Q23 although the June Consumer Price Index (CPI) rose at a lower than forecast 3.0% y/y rate. The debt ceiling debate, strong economic data, and hawkish Fed rhetoric sparked a sell-off in USTs during 2Q23. The 10-year UST yield started the fiscal period at 3.83%, fell to a low of 3.31% in early April, but ended September higher at 4.57%. By comparison, the 2-year rate started the period at 4.28%, dropped to 3.84% on March 23rd only to close the last 12 months higher at 5.05%.

Investment Grade (IG) Credit spreads started the last 12 months at 147bps and ended at 112bps by September 2023. At the beginning of 4Q22, IG Credit offered a yield-to-maturity of 5.57% and at the end of the fiscal period it was 5.95%. A key driver of the YTD credit spread tightening has been resilient profits and management teams restraining themselves from boosting shareholder payouts. In addition, higher yields have begun to attract inflows into IG Credit. IG balance sheets are, in most cases, well prepared for an economic slowdown. However, technicals can overwhelm fundamentals in a market downturn as well. The Fed’s 550bps

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of rate hikes have tightened financial conditions, but so far, this is only noticeable in the level of spreads in the Bank sector. Industrials trade inside of their long-term average, so a recession could see them underperform Banks and Utilities. The rating agencies have become more cautious in recent months, increasing the number of issuers with negative outlooks to a higher number than those with positive outlooks. However, low-BBB Corporates still have a net positive outlook at the ratings agencies, reflecting the continued strength of their balance sheets and conservative management teams.

Mortgage-backed securities (MBS) underperformed IG Credit during the fiscal year ending September. Over the 12-month period, the MBS sector, within the Bloomberg Aggregate, generated a return of -0.17% versus 3.47% for IG Credit. During 4Q21, issuance declined 44% q/q which was driven by higher mortgage rates. The 30-year fixed mortgage rate ended 2022 at 6.76% and climbed further to reach a rate of 7.50% by the end of September 2023. Purchase activity also collapsed as the vast majority of the 72% of borrowers with a mortgage rate of 4.00% or less are unwilling to assume the punitive increase in monthly payments that would come with moving to a new home. The 2023 year-to-date new issuance total of $172B represented a 63% decline versus the same period from 2022.

According to Morningstar, the Timothy Fixed Income Fund A shares returned -0.55% over the 12-month period ending September 30, 2023 which was behind the Bloomberg Aggregate Index at 0.64%. The overweight allocation to Mortgages detracted from relative performance as the sector generated nominal returns below IG Credit bonds and the overall index. In addition, an underweight in Financials negatively impacted performance as they posted the highest nominal returns of any other sector. Helping performance was an overweight to Utilities which outperformed the overall index during the period. Lastly, a lower duration stance for most of the last 12-months also contributed to performance. We remain focused on generating income consistent with a prudent level of risk.

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Letter from the Manager

September 30, 2023

Timothy Plan High Yield Fund

During the fiscal year ending September 30, 2023, Ba/B High Yield (HY) spreads started at 464 basis points (bps), fell to a low of 296bps by the end of July, and finished the period at 325bps. The Timothy Plan High Yield Fund invests primarily in BB and B rated HY bonds benchmarked to the Bloomberg US HY Ba/B 3% Issuer Cap Index. The benchmark began the last 12 months with a yield-to-worst (YTW) of 8.80% and ended lower at 8.25%. Over the period, the HY market posted a return of 9.79% which was better than the return of investment grade credit bonds of 3.47%.

Despite the Federal Reserve’s continued rate hikes, coming into 2023, and their Quantitative Tightening program, the HY market remained resilient. The Bloomberg US HY Ba/B 3% Issuer Cap Index posted positive returns in each of the four quarters during the fiscal period. The HY market’s continued increase in quality (BBs making up a higher percentage) and higher mix of secured bonds in the Index are factors that have led to the resilience of the sector. The price stratification is sizable within the HY market, highlighting why, going forward, credit selection will be an even more important component of future returns.

According to Morningstar, the Timothy High Yield Fund A shares generated a total return of 10.00% over the 12-month period ending September 30, 2023 while the Bloomberg US HY Ba/B 3% Issuer Cap index returned 9.79%. An overweight to Financials contributed to performance as the sector generated the highest nominal and excess returns in the index. In addition, an underweight to Utilities helped relative performance as this sector posted returns below the overall index. An underweight in Cyclical Services detracted from performance as the subsector performed better than the index. Lastly, an overweight to REIT holdings negatively impacted performance as the category’s performance trailed the index. The portfolio remains focused on generating a higher level of carry income consistent with a reasonable level of risk.

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September 30, 2023

Dear Shareholder,

The Defensive Strategies Fund was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our Congress’s proven unwillingness to address our core problems of too much spending and too much debt. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is primarily comprised of several inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals (primarily gold bullion) and silver ETFs, TIPs (Treasury Inflation Protected Bonds), and our newer Market Neutral ETF with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. This past year rewarded us with a nice recovery following the turbulent previous fiscal year, with the commodity sleeve performing very well, the REIT sleeve in the low-positive territory, and the metals peaking early but dropping during the year. As a result, this Fund experienced a positive 8.30% return for the fiscal year ended September 30, 2023. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the various sub-advisors’ reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 33% each of U.S. Government TIPs, FTSE NAREIT Equity Index and Bloomberg Commodity Index. We believe the blend offers a fairly accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2023, the blended index had a return of 1.79%.

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally
Fund Advisor

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Letter from the Manager

September 30, 2023

Timothy Plan Defensive Fund – Treasury Inflation Protected Securities (TIPS)

The Federal Reserve (Fed) raised the Fed Funds rate 125 basis points (bps) in 4Q22 to end the year at 4.50%. The hiking cycle was the most aggressive since the early-1980s and the inversion of the UST yield curve reached its most inverted measure since 1981. According to the Bureau of Labor Statistics, the Consumer Price Index for All Urban Consumers (CPI) accelerated 3.70% year-over-year (y/y) at the end of September 2023. The Timothy Defensive Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation.

Coming into 2023, investors were pricing in four rate hikes in 2023 via the Fed Funds futures rate. However, by the end of 1Q23, futures were projecting only one more hike partly due to the second and third-largest bank failures in U.S. history. The March decline in UST yields reflected a reduction in the forecast for additional Fed rate hikes. Prior to the failure of Silicon Valley Bank, the Fed Funds Futures market had predicted a 50bp increase at the March Fed meeting. Instead, the Fed complied with the market’s reduced forecast of a 25bps hike. By the end of 1Q23, only one more 25bp hike was priced in by Fed Funds Futures, but with nearly 75bps of cuts predicted to follow by the end of 2023.

The Fed was torn between ensuring financial stability amid an ongoing bank crisis and achieving their goal of reducing inflation to their long-term target of 2.0%. Core-PCE (the Fed’s preferred measure of inflation) had fallen to a 4.6% y/y rate by February. The Fed continued to look to the U.S. labor market for confirmation that its rate increases over the prior twelve months had some effect in slowing the economy and inflation. The labor market continued to defy the Fed’s hopes with unemployment falling to a 54-year low of 3.4% in January, and only climbing to 3.5% by March.

The Federal Reserve (Fed) paused its rate hike cycle in June after 10-consecutive meetings with a hike. Inflation remained stubbornly high through much of 2Q23 although the June Consumer Price Index (CPI) rose at a lower than forecast 3.0% y/y rate. However, the pause was short lived as the Fed hiked rates by 25bps during 3Q23 which ended at 5.50% by the end of the fiscal period. Higher energy prices sparked fears of a re-acceleration in inflation, but TIPS implied inflation forecast was little changed in 3Q.

Over the previous 12-month period, investors’ future inflation expectations climbed modestly. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10-year and the U.S. TIPS 10- year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation started the fiscal period at 2.24%, reached a 12-month high of 2.59% in November 2022 but subsequently declined to 2.31% by the end of September 2023. The Bloomberg U.S.

TIPS Index generated a 12-month return of 1.25% versus 2.22% for the Barrow Hanley TIPS portfolio. Relative to the Bloomberg U.S. TIPS Index, the portfolio ended the fiscal year-end period with an overweight to the 1 to 4.99-year maturity segment, underweight to the 5 to 9.99-year, and overweight to 20+ year securities. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

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The Timothy Plan Defensive Strategies Fund

Real Estate Sleeve (the “Portfolio”)

Annual Manager Letter: 12 months ended September 30, 2023

In the year ending September 30, 2023, the MSCI US REIT Index (Bloomberg: RMZ) produced a total return of +3.2%. While the performance was positive, most of the developments in the economy over the past 12 months have had a negative impact on real estate. Most importantly, the Fed’s original projection for the February 2023 rate hike to be ‘one and done’ did not come true; instead, the resilient economy and continued high inflation reports forced the Fed to continue its unprecedented rate hike cycle, reaching a Fed Funds Rate of 5.25-5.50% as of September 30, 2023. While the majority of economist project that the Fed is ‘done’, there is still a chance for more hikes.

Furthermore, the strength of the economy has now lowered the chances of a recession in the near term, which also ‘took away’ several expected rate cuts for 2024, pushing up long term Treasury yields. As a result, the 10 year Treasury yield closed at 4.6% on September 30, 2023, the highest level since October 2007. The newfound ‘higher for longer’ mantra in the markets is rippling through all asset classes, as investors are speculating the level at which long term interest rates will stabilize. While the effects of higher rates are only just starting to be felt by private real estate investors and showing up in income statements, we believe that the downside to public REIT prices is somewhat limited as they have already sold off     % from the 12/31/2021 high, as measured by the RMZ through September 30, 2023.

The portfolio performed inline with the benchmark over the year ending September 30, 2023. The Timothy Fund REIT Sleeve produced a total return of +3.1% in the relevant period, which compared to the RMZ total return of +3.2%. The top contributors to relative performance were underweight allocations to the office and triple net sectors, as well as stock selection in the healthcare sector. The top detractors from relative performance over the same period were underweight allocations to the regional mall and specialty sectors, as well as an overweight allocation to the cell tower sector. Notably, the portfolio’s secondary benchmark, Vanguard REIT ETF (NYSE: VNQ), which includes cell towers, produced a total return of -1.3% over the same period, well below the portfolio.

In the 2023 year to date period, the portfolio has outperformed the benchmark significantly, as the portfolio’s positioning for higher interest rates finally started to work. In particular, the underweight to triple net has been a large contributor. However, with the Fed getting close to the end of the rate hike cycle, we are beginning to position the portfolio for stable or declining interest rates. As such, we trimmed a data center REIT and added a triple net REIT in August. Going forward, we expect to continue to move the portfolio further to benefit from a ‘Fed pivot’. The bifurcation in performance between sectors and intra-sector has created a ripe environment for new ideas and, in particular, buying high quality businesses at a discount. We firmly believe active management will have a distinct opportunity to outperform passive in the near term using a repeatable process based on fundamental analysis and an emphasis on quality.

An investment cannot be made directly in an index. The information contained herein should be considered to be current only as of the date indicated, and we do not undertake any obligation to update the information contained herein in light of later circumstances or events. This publication may contain forward looking statements and projections that are based on the current beliefs and assumptions of Chilton Capital Management and on information currently available that we believe to be reasonable, however, such statements necessarily involve risks, uncertainties and assumptions, and prospective investors may not put undue reliance on any of these statements. This communication is provided for informational purposes only and does not constitute an offer or a solicitation to buy, hold, or sell an interest in any Chilton investment or any other security. Past performance does not guarantee future results.

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The Timothy Plan Defensive Strategies Fund Commodity Sleeve (the “Portfolio”)

Annual Letter from the Manager (September 30, 2023)

We are pleased to provide you with our annual report for the Timothy Plan Defensive Strategies Fund Commodity Sleeve (the “Portfolio”) for the twelve months ending September 30, 2023. The Portfolio rose 20.1% on a gross basis, while the Bloomberg Commodity Index Total Return (the “BCOM”) declined (1.3%) during the twelve-month period. The Portfolio generated 21.4% of outperformance versus the BCOM benchmark with positive contributions from energy, agriculture, and industrial metals, while precious metals modestly detracted from relative performance.

Energy

Energy was the worst performing sector in the BCOM over the prior year, with the Bloomberg Energy Subindex Total Return falling (13.0%). In the Portfolio, however, energy holdings were the best performing sector: gaining 28.3% over the same period which made them the largest contributor to the Portfolio’s overall outperformance versus the BCOM benchmark. Crude oil prices rose over the period with a series of supply curtailments by OPEC+ coupled with rising global demand which has shifted the oil market expectation into a deficit estimated to be the largest imbalance in over a decade. U.S. natural gas prices declined significantly over the period as a result of limited heating demand due to a mild winter, rising U.S. production, muted Asian demand, and earlier-than-anticipated European gas storage fill levels. Upstream E&P companies along with integrated energy and oil service companies held in the Portfolio benefited the most from increasing oil prices and were responsible for the bulk of the outperformance from the sector. The Portfolio’s largest energy holdings as of September 30th were ConocoPhillips (COP US), TotalEnergies SE (TTE FP), and Schlumberger N.V. (SLB US).

Agriculture

Agricultural commodities rose by 1.1% as measured by the Bloomberg Commodity Agriculture and Livestock Subindex Total Return over the past year. During the same period, the Portfolio’s agricultural holdings appreciated 4.5%. Among the holdings, agricultural machinery and water companies were the two largest positive contributors, while fertilizer and pesticide companies dragged on performance within the sector alongside falling wheat and corn prices. After the extended Black Sea Grain Initiative eased supply concerns, wheat prices were further pressured by a bump in harvest from top global exporter Russia, while corn prices were weighed down due to improving growing conditions. The Portfolio’s largest agriculture holdings as of September 30th were Nutrien Ltd. (NTR US), Deere & Company (DE US), and CF Industries Holdings, Inc. (CF US).

Metals & Mining

Industrial metal commodity futures were up 5.6% for the period, as measured by the Bloomberg Industrial Metals Subindex Total Return. The Portfolio’s industrial metal holdings outperformed, rising 23.3% over the same period and contributing considerably to the Portfolio’s overall outperformance. The Portfolio’s exposure to steel – a commodity not included in the BCOM benchmark – was particularly beneficial as steel and steel-related companies, such as iron miners and metallurgical coal companies, appreciated approximately 55.0%, 17.4%, and 62.0% respectively. Additionally, copper companies rallied about 46.2% over the same period, as copper prices increased due to earlier disruptions to Latin America supply. The Portfolio’s largest industrial metal holdings as of September 30th were Rio Tinto PLC (RIO US), Vale S.A. (VALE US), and Teck Resources Ltd. (TECK/B CN).

Precious metals were the best performing sector in the BCOM, with a 12.5% gain posted by the Bloomberg Precious Metals Subindex Total Return for the twelve months ending September 30, 2023. The Portfolio’s precious metal miners were up 12.2%, modestly underperforming. The Portfolio’s largest precious metal holdings as of September 30th were B2Gold Corp. (BTG US), Gold Fields Ltd (GFI US), and Kinross Gold Corporation (KGC US).

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Market Outlook

The Timothy Plan Defensive Strategy Fund Commodity Sleeve currently utilizes a diversified portfolio of natural resource equities that is intended to capture commodity price movements. We believe that increasing market volatility, driven by macroeconomic factors as well as geopolitical events, has led to a precarious supply situation following decades of underinvestment in the global supply of many important commodities. With projected strong demand for many commodities along with recent market tightness, we believe there is ample support for commodity prices. To the extent that geopolitical risk remains elevated, supply remains uncertain and global demand continues to grow, we expect the Portfolio to perform positively.

Past performance is not indicative of future results. STANDARD & POOR’S, and S&P are registered trademarks of Standard & Poor’s Financial Services LLC. “Bloomberg®,” “Bloomberg Commodity IndexSM” and the names of the other indexes and sub-indexes that are part of the Bloomberg Commodity Index family are service marks of Bloomberg Finance L.P. and its affiliates. Source for all Index data: Bloomberg L.P. Commodity Sectors are represented by the Bloomberg Commodity Sector Sub-Indices. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. This information is accurate only as of the date hereof, or as of historical dates otherwise indicated herein, and we do not undertake any obligation to update this material Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

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September 30, 2023

Dear Timothy Plan Strategic Growth and Conservative Growth Fund Shareholder:

This report covers the fiscal year (10-1-22 thru 9-30-23). Asset allocation has normally been, and we believe it continues to be, a very prudent approach to investing. As a review, your Timothy Plan investment is a compilation of many of Timothy’s underlying funds (including five of our ETF’s) and, as such, your performance is directly related to the performance of those underlying funds. I am pleased to report that this fiscal year produced positive performance following the recession fears of the previous year, with the equities market led by technology stocks, growth outperforming value and interest-rate sensitive sectors being the worst performing. As a result, performance in nearly all our underlying funds was positive for this past fiscal year which contributed to our 7.37% return for Strategic Growth and 4.79% return for Conservative Growth. You can find the specific details in the financial highlights of the main body of this report. Having said that, we intend to participate in this market while maintaining a more cautious outlook for the economy in the year ahead. As a result, we have adjusted our positions in the underlying funds to the allocations shown below:

	Conservative Growth	Strategic Growth
• Large/Mid-Cap Core Enhanced ETF 12.00%	12.00%	15.00%
• High Dividend Stock Enhanced ETF	6.00%	8.00%
• Small-Cap Core ETF	7.00%	12.00%
• International ETF	9.00%	16.00%
• Market Neutral ETF	15.00%	15.00%
• International Fund	11.50%	13.00%
• High-Yield Bond Fund	6.50%	6.00%
• Fixed Income Fund	30.00%	12.00%
• Cash	3.00%	3.00%

Even though the Portfolios have been designed to be conservatively allocated, we understand that recent market gyrations may be unsettling for some investors. Please understand that our #1 concern is preservation of principal, and, even though we do want to participate in the markets’ hoped for potential recovery, we will attempt to adjust our allocation above to changing market conditions.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

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The Timothy Plan Israel Common Values Fund

Letter from The Manager - September 30, 2023

Israeli equity markets were unable to participate in the global market rebound during the fiscal year as continued interest rate hikes by the Bank of Israel were joined with an unanticipated election result that created a grey cloud over the markets. The Fund succumbed to this headwind and underperformed the benchmark TA-125 index for the fiscal year. Both sector allocation and stock selection contributed to the underperformance. From a sector standpoint, an underweight to outperforming Health Care and overweight to underperforming Consumer Discretionary hurt performance. Underweights to both Utilities and Real Estate were both positive as both sectors underperformed for the period. Stock selection was positive in Industrials and Consumer Staples but detrimental in Health Care and Communication Services. Key headwind for the year was not owning screened out Health Care company Teva Pharmaceutical. Notable positive attributors for the year included defense company Leonardo DRS (Industrials), Tel Aviv Stock Exchange (Financials), and semiconductor services company Nova Ltd (Technology). In addition to not owning Teva, negative attributors included electrical products firm Elco Ltd (Industrials) and HVAC and energy company Tadiran Group Ltd (Consumer Discretionary).

While the Bank of Israel aggressively raised interest rates during the last twelve months, the Israeli economy remains well underpinned and is on a strong footing. Debt/GDP is enviable at close to 60% while unemployment levels are low, and inflation is declining markedly. Interest rates have created a headwind for those sectors affected by these higher rates such as the important Real Estate sector. Housing has slowed while commercial real estate is also affected by rising funding costs.

A major headwind during the year was the late 2022 election which resulted in a coalition government which some call the most right-wing religious government coalition in Israel’s history. The unpopular reform agenda supported by this coalition, in particular the judicial reform, was not only unpopular with many Israelis but affected the markets negatively. Protests erupted throughout the country against some of the proposed laws hurting economic and market sentiment. A grey cloud remains over the country as this coalition continues to rule.

The Fund continues to invest alongside the innovate spirit of Israeli companies providing ample attractive investment opportunities. While global economic uncertainty and domestic political struggles are likely to continue in the near term, we are optimistic of the long-term prospects for this robust economic engine. We remain committed to a consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

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Letter from the Manager

September 30, 2023

Timothy Growth and Income Fund – Fixed Income Allocation

The fiscal year ending September 30, 2023 witnessed extreme volatility in U.S. Treasury (UST) yields as the Federal Reserve (Fed) remained hawkish in response to persistent inflation, continued strength in employment and concerns over the economic effects of U.S. bank failures. The fixed income allocation of the Timothy Plan Growth & Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Aggregate Index which began the last 12 months with a yield-to-worst of 4.63% and ended at 5.39%.

After raising the Fed Funds rate by 150 basis points (bps), between October 2022 and February 2023, the Fed took a step back and lowered the level of the rate hike at its March meeting. Prior to the failure of Silicon Valley Bank, the Fed Funds Futures market had predicted a 50bp increase at the March Fed meeting. Instead, the Fed complied with the market’s reduced forecast of a 25bps hike. By the end of 1Q, only one more 25bp hike was priced in by Fed Funds Futures, but with nearly 75bps of cuts predicted to follow by the end of 2023.

The Fed was torn between ensuring financial stability amid an ongoing bank crisis and achieving their goal of reducing inflation to their long-term target of 2.0%. Core-PCE (the Fed’s preferred measure of inflation) had fallen to a 4.6% y/y rate by February, only an 80bp reduction from the peak-rate of one-year ago. The Fed continued to look to the U.S. labor market for confirmation that its aggressive rate increases over the prior twelve months had some effect in slowing the economy and inflation. The labor market continued to defy the Fed’s hopes with unemployment falling to a 54-year low of 3.4% in January, and only climbing to 3.5% by March.

The Federal Reserve (Fed) paused its rate hike cycle in June after 10-consecutive meetings with a hike. Inflation remained stubbornly high through much of 2Q although the June Consumer Price Index (CPI) rose at a lower than forecast 3.0% y/y rate. The debt ceiling debate, strong economic data, and hawkish Fed rhetoric sparked a sell-off in USTs during 2Q23. The 10-year UST yield started the fiscal period at 3.83%, fell to a low of 3.31% in early April, but ended September higher at 4.57%. By comparison, the 2-year rate started the period at 4.28%, dropped to 3.84% on March 23rd only to close the last 12 months higher at 5.05%.

Investment Grade (IG) Credit spreads started the last 12 months at 147bps and ended at 112bps by September 2023. At the beginning of 4Q22, IG Credit offered a yield-to-maturity of 5.57% and at the end of September it was 5.95%. A key driver of the YTD credit spread tightening has been resilient profits and management teams restraining themselves from boosting shareholder payouts. In addition, higher yields have begun to attract inflows into IG Credit. IG balance sheets are, in most cases, well prepared for an economic

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slowdown. However, technicals can overwhelm fundamentals in a market downturn as well. The Fed’s 550bps of rate hikes have tightened financial conditions, but so far, this is only noticeable in the level of spreads in the Bank sector. Industrials trade inside of their long-term average, so a recession could see them underperform Banks and Utilities. The rating agencies have become more cautious in recent months, increasing the number of issuers with negative outlooks to a higher number than those with positive outlooks. However, low-BBB Corporates still have a net positive outlook at the ratings agencies, reflecting the continued strength of their balance sheets and conservative management teams.

Mortgage-backed securities (MBS) under performed IG Credit during the fiscal year ending September. Over the 12-month period, the MBS sector, within the Bloomberg Aggregate, generated a return of -0.17% versus 3.47% for IG Credit. During 4Q21, issuance declined 44% q/q which was driven by higher mortgage rates. The 30-year fixed mortgage rate ended 2022 at 6.76% and climbed further to reach a rate of 7.50% by the end of September 2023. Purchase activity also collapsed as the vast majority of the 72% of borrowers with a mortgage rate of 4.00% or less are unwilling to assume the punitive increase in monthly payments that would come with moving to a new home. The 2023 year-to-date new issuance total of $172B represented a 63% decline versus the same period from 2022.

Barrow Hanley’s fixed income portfolio of the Timothy Plan Growth & Income, generated a net of fees return of -0.70% versus the Bloomberg Aggregate of 0.64% for the 12-month period ending September 30th. The overweight allocation to Mortgages detracted from relative performance as the sector generated nominal returns below IG Credit bonds and the overall index. In addition, an underweight in Financials negatively impacted performance as they posted the highest nominal returns of any other sector. Helping performance was an overweight to Utilities which outperformed the overall index during the period. Lastly, an overweight to Energy also contributed to performance. We remain focused on generating income consistent with a prudent level of risk.

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Section 2 | Fund Performance

SEPTEMBER 30, 2023 (UNAUDITED)

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	11.13%	4.65%	5.97%
Russell Mid-Cap Growth Index	17.47%	6.97%	9.94%
Timothy Aggressive Growth Fund - Class C *	15.66%	5.02%	5.77%
Russell Mid-Cap Growth Index	17.47%	6.97%	9.94%
Timothy Aggressive Growth Fund - Class I	17.78%	6.08%	6.81%
Russell Mid-Cap Growth Index	17.47%	6.97%	9.94%

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs.
Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2013 and held through September 30, 2023. The Class C returns are calculated using the traded NAV on September 29, 2023. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

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International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy International Fund - Class A (With Sales Charge)	12.78%	1.67%	2.67%
MSCI AC World Index ex USA Net (USD)	20.39%	2.58%	3.35%
Timothy International Fund - Class C *	17.45%	2.06%	2.48%
MSCI AC World Index ex USA Net (USD)	20.39%	2.58%	3.35%
Timothy International Fund - Class I	19.66%	3.10%	3.50%
MSCI AC World Index ex USA Net (USD)	20.39%	2.58%	3.35%

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs.
MSCI AC World Index ex USA Net (USD)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI AC World Index ex USA Net (USD) on September 30, 2013 and held through September 30, 2023. The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,377 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

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Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	12.32%	6.67%	8.11%
Russell 1000 Growth Total Return Index	27.72%	12.42%	14.48%
Timothy Large/Mid Cap Growth Fund - Class C *	16.79%	7.06%	7.90%
Russell 1000 Growth Total Return Index	27.72%	12.42%	14.48%
Timothy Large/Mid Cap Growth Fund - Class I	19.01%	8.15%	8.99%
Russell 1000 Growth Total Return Index	27.72%	12.42%	14.48%

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs.
Russell 1000 Growth Total Return Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Total Return Index on September 30, 2013 and held through September 30, 2023. The Russell 1000 Growth Total Return Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 24

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	9.10%	2.21%	6.10%
Russell 2000 Index	8.93%	2.40%	6.65%
Timothy Small Cap Value Fund - Class C *	13.61%	2.60%	5.91%
Russell 2000 Index	8.93%	2.40%	6.65%
Timothy Small Cap Value Fund - Class I	15.78%	3.63%	6.97%
Russell 2000 Index	8.93%	2.40%	6.65%

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs.
Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2013 and held through September 30, 2023. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 25

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	7.69%	6.12%	8.06%
S&P 500 Index	21.62%	9.92%	11.91%
Timothy Large/Mid Cap Value Fund - Class C *	12.06%	6.52%	7.86%
S&P 500 Index	21.62%	9.92%	11.91%
Timothy Large/Mid Cap Value Fund - Class I	14.21%	7.60%	8.94%
S&P 500 Index	21.62%	9.92%	11.91%

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs.
S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2013 and held through September 30, 2023. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 26

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	(5.02)%	(1.83)%	(0.51)%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%
Timothy Fixed Income Fund - Class C *	(2.21)%	(1.65)%	(0.80)%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%
Timothy Fixed Income Fund - Class I	(0.30)%	(0.70)%	0.18%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs.
Bloomberg U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Bloomberg U.S. Aggregate Bond Index on September 30, 2013 and held through September 30, 2023. The Bloomberg U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 27

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy High Yield Bond Fund - Class A (With Sales Charge)	5.00%	2.07%	2.73%
Bloomberg U.S. High Yield Ba/B 3% Index	9.79%	3.29%	4.26%
Timothy High Yield Bond Fund - Class C *	8.27%	2.27%	2.43%
Bloomberg U.S. High Yield Ba/B 3% Index	9.79%	3.29%	4.26%
Timothy High Yield Bond Fund - Class I	10.40%	3.29%	3.45%
Bloomberg U.S. High Yield Ba/B 3% Index	9.79%	3.29%	4.26%

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs.
Bloomberg U.S. High Yield Ba/B 3% Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and Bloomberg U.S. High Yield Ba/B 3% Index on September 30, 2013 and held through September 30, 2023. The Bloomberg U.S. High Yield Ba/B 3% Index is an issuer-constrained version of the flagship U.S. Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 28

Israel Common Values Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Israel Common Values Fund - Class A (With Sales Charge)	(15.44)%	3.37%	4.74%
TA — 125 Index	(7.81)%	3.48%	4.19%
Timothy Israel Common Values Fund - Class C *	(12.02)%	3.77%	4.54%
TA — 125 Index	(7.81)%	3.48%	4.19%
Timothy Israel Common Values Fund - Class I	(10.24)%	4.82%	5.59%
TA — 125 Index	(7.81)%	3.48%	4.19%

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs.
TA — 125 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the TA — 125 Index on September 30, 2013 and held through September 30, 2023. The TA — 125 Index is an unmanaged index of equity prices representing the 125 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 29

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	2.34%	3.54%	2.28%
Timothy Defensive Strategies Fund Blended Index *	1.79%	3.91%	2.49%
Timothy Defensive Strategies Fund - Class C **	6.50%	3.92%	2.08%
Timothy Defensive Strategies Fund Blended Index *	1.79%	3.91%	2.49%
Timothy Defensive Strategies Fund - Class I	8.64%	4.97%	3.13%
Timothy Defensive Strategies Fund Blended Index *	1.79%	3.91%	2.49%

*

The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the BB U.S. Treasury: 1-3 years Index, 33% of the BB Commodity Index Total Return and 34% of the MSCI U.S. REIT Gross (USD) Index.

**	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs.
The Timothy Defensive Strategies Fund Blended Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Defensive Strategies Fund Blended Index on September 30, 2013 and held through September 30, 2023. The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Bloomberg U.S. Treasury: 1-3 years Index, 33% of the Bloomberg Commodity Index Total Return and 34% of the MSCI U.S. REIT Gross (USD) Index. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 30

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	1.47%	0.71%	2.05%
Dow Jones Moderately Aggressive Portfolio Index	13.86%	4.79%	6.54%
Timothy Strategic Growth Fund - Class C *	5.76%	1.13%	1.90%
Dow Jones Moderately Aggressive Portfolio Index	13.86%	4.79%	6.54%
Timothy Strategic Growth Fund - Class I	N/A	N/A	(3.19)% (a)
Dow Jones Moderately Aggressive Portfolio Index	N/A	N/A	(3.81)% (a)

(a)	Inception date for Class I shares is September 1, 2023.

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs.
Dow Jones Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderately Aggressive Portfolio Index on September 30, 2013 and held through September 30, 2023. The Dow Jones Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 31

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	(1.00)%	0.01%	1.40%
Dow Jones Moderate Portfolio Index	10.24%	3.36%	5.01%
Timothy Conservative Growth Fund - Class C *	3.11%	0.42%	1.22%
Dow Jones Moderate Portfolio Index	10.24%	3.36%	5.01%
Timothy Conservative Growth Fund - Class I	N/A	N/A	-2.65% (a)
Dow Jones Moderate Portfolio Index	N/A	N/A	-3.38% (a)

(a)	Inception date for Class I shares is September 1, 2023.

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs.
Dow Jones Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderate Portfolio Index on September 30, 2013 and held through September 30, 2023. The Dow Jones Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 32

Growth & Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Growth & Income Fund - Class A (With Sales Charge)	(5.02)%	(0.25)%	1.00% (a)
Timothy Growth & Income Fund Blended Index *	9.01%	4.17%	5.70% (a)
Timothy Growth & Income Fund - Class C **	(1.15)%	0.14%	0.82% (a)
Timothy Growth & Income Fund Blended Index *	9.01%	4.17%	5.70% (a)
Timothy Growth & Income Fund - Class I	0.75%	1.14%	1.81% (a)
Timothy Growth & Income Fund Blended Index *	9.01%	4.17%	5.70% (a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2023.

*	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the BB Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index.

**	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs.
Timothy Growth & Income Fund Blended Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2023. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

FUND PERFORMANCE (UNAUDITED)

ANNUAL REPORT | 33

Section 3 | Schedule of Investments

SEPTEMBER 30, 2023

Aggressive Growth Fund

Shares		Fair Value
	COMMON STOCKS — 98.2%
	AEROSPACE & DEFENSE — 1.5%
745	TransDigm Group, Inc.(a)	$628,132

	APPAREL & TEXTILE PRODUCTS — 4.2%
3,468	Deckers Outdoor Corporation(a)	1,782,864

	BIOTECH & PHARMA — 1.8%
1,522	Argenx S.E. - ADR(a)	748,261

	CHEMICALS — 3.1%
7,829	Albemarle Corporation	1,331,243

	COMMERCIAL SUPPORT SERVICES — 2.7%
6,860	Clean Harbors, Inc.(a)	1,148,090

	DATA CENTER REIT — 2.1%
7,436	Digital Realty Trust, Inc.	899,905

	DIVERSIFIED INDUSTRIALS — 2.1%
6,400	Dover Corporation	892,864

	ELECTRICAL EQUIPMENT — 4.6%
12,857	Amphenol Corporation, Class A	1,079,859
4,277	Trane Technologies PLC	867,846
		1,947,705
	ENGINEERING & CONSTRUCTION — 3.3%
7,469	Quanta Services, Inc.	1,397,225

	HEALTH CARE FACILITIES & SERVICES — 7.0%
15,027	Cardinal Health, Inc.	1,304,644
6,794	ICON plc(a)	1,673,023
		2,977,667
	HOME CONSTRUCTION — 4.9%
54,533	AZEK Company, Inc. (The)(a)	1,621,811
4,281	Lennar Corporation, Class A	480,457
		2,102,268
	INDUSTRIAL SUPPORT SERVICES — 2.5%
2,389	United Rentals, Inc.	1,062,078

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 34

Aggressive Growth Fund

Shares		Fair Value
	LEISURE FACILITIES & SERVICES — 2.6%
2,880	Domino’s Pizza, Inc.	$1,090,915

	MACHINERY — 8.1%
6,243	Lincoln Electric Holdings, Inc.	1,134,915
10,985	Oshkosh Corporation	1,048,299
3,102	Parker-Hannifin Corporation	1,208,290
		3,391,504
	MEDICAL EQUIPMENT & DEVICES — 11.7%
1,492	Align Technology, Inc.(a)	455,537
53,642	Avantor, Inc.(a)	1,130,773
11,767	DexCom, Inc.(a)	1,097,861
15,196	GE HealthCare Technologies, Inc.	1,033,936
10,919	Zimmer Biomet Holdings, Inc.	1,225,331
		4,943,438
	OIL & GAS PRODUCERS — 7.5%
8,239	Cheniere Energy, Inc.	1,367,344
8,434	Devon Energy Corporation	402,302
4,998	Diamondback Energy, Inc.	774,090
15,210	EQT Corporation	617,222
		3,160,958
	RENEWABLE ENERGY — 1.5%
4,023	First Solar, Inc.(a)	650,077

	RETAIL - DISCRETIONARY — 3.8%
11,889	Burlington Stores, Inc.(a)	1,608,582

	SEMICONDUCTORS — 8.3%
4,159	Monolithic Power Systems, Inc.	1,921,459
13,474	ON Semiconductor Corporation(a)	1,252,408
3,748	Skyworks Solutions, Inc.	369,515
		3,543,382
	SOFTWARE — 4.0%
9,332	Fortinet, Inc.(a)	547,602
7,258	Zscaler, Inc.(a)	1,129,272
		1,676,874
	SPECIALTY FINANCE — 2.2%
15,038	AerCap Holdings N.V.(a)	942,431

	TECHNOLOGY HARDWARE — 5.1%
7,227	Arista Networks, Inc.(a)	1,329,262
12,683	Seagate Technology Holdings plc	836,444
		2,165,706

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 35

Aggressive Growth Fund

Shares		Fair Value
	TECHNOLOGY SERVICES — 3.6%
2,642	Globant S.A.(a)	$522,720
1,955	MSCI, Inc.	1,003,071
		1,525,791
	TOTAL COMMON STOCKS (Cost $38,300,003)	41,617,960

	SHORT-TERM INVESTMENT — 1.8%
	MONEY MARKET FUND — 1.8%
776,002	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $776,002)(b)	776,002

	TOTAL INVESTMENTS — 100.0% (Cost $39,076,005)	$42,393,962
	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%	(19,489)
	NET ASSETS — 100.0%	$42,374,473

ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 36

International Fund

Shares		Fair Value
	COMMON STOCKS — 92.0%
	AEROSPACE & DEFENSE — 3.1%
82,000	Safran S.A. - ADR	$3,209,480
65,000	Thales S.A. - ADR	1,823,900
		5,033,380
	AUTOMOTIVE — 1.4%
42,800	Magna International, Inc.	2,294,508

	BANKING — 10.7%
46,739	DBS Group Holdings Ltd. - ADR	4,602,857
104,000	DNB Bank ASA - ADR	2,100,800
44,900	HDFC Bank Ltd. - ADR	2,649,549
120,100	ICICI Bank Ltd. - ADR	2,776,712
284,000	Itau Unibanco Holding S.A. - ADR	1,525,080
52,500	KBC Group N.V. - ADR	1,633,800
202,000	Sumitomo Mitsui Financial Group, Inc. - ADR	1,989,700
		17,278,498
	BIOTECH & PHARMA — 1.4%
4,600	Argenx S.E. - ADR(a)	2,261,498

	CHEMICALS — 2.0%
96,420	Air Liquide S.A. - ADR	3,246,461

	CONSTRUCTION MATERIALS — 2.0%
58,000	CRH plc	3,174,340

	ELECTRIC UTILITIES — 3.0%
440,000	Enel - Societa per Azioni - ADR	2,679,600
50,200	Iberdrola S.A. - ADR	2,245,948
		4,925,548
	ELECTRICAL EQUIPMENT — 3.2%
109,000	Daikin Industries Ltd. - ADR	1,709,120
104,600	Schneider Electric S.E. - ADR	3,450,754
		5,159,874
	ENGINEERING & CONSTRUCTION — 4.2%
148,000	Cellnex Telecom S.A. - ADR	2,570,760
155,000	Vinci S.A. - ADR	4,288,850
		6,859,610
	FOOD — 2.4%
26,300	Kerry Group plc - ADR	2,194,998
103,000	Mowi ASA - ADR	1,825,160
		4,020,158

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 37

International Fund

Shares		Fair Value
	HEALTH CARE FACILITIES & SERVICES — 2.3%
15,400	ICON PLC(a)	$3,792,250

	HOUSEHOLD PRODUCTS — 2.0%
123,000	Beiersdorf A.G. - ADR	3,175,860

	INDUSTRIAL SUPPORT SERVICES — 1.5%
10,000	Ashtead Group plc - ADR	2,458,000

	INSTITUTIONAL FINANCIAL SERVICES — 4.0%
188,500	Deutsche Boerse A.G. - ADR	3,249,740
129,000	London Stock Exchange Group plc - ADR	3,281,760
		6,531,500
	INSURANCE — 5.5%
36,100	Ageas S.A./NV - ADR	1,498,872
77,000	AIA Group Ltd. - ADR	2,487,100
66,400	Muenchener Rueckversicherungs-Gesellschaft A.G. in - ADR	2,583,624
105,000	Tokio Marine Holdings, Inc. - ADR	2,438,100
		9,007,696
	INTERNET MEDIA & SERVICES — 1.9%
536,182	Prosus N.V. - ADR(a)	3,131,301
43,600	Yandex N.V., Class A(a)(b)(c)	43,600
		3,174,901
	LEISURE PRODUCTS — 0.8%
95,000	Shimano, Inc. - ADR	1,272,050

	MACHINERY — 4.1%
254,000	Atlas Copco A.B. - ADR	2,981,960
77,150	Techtronic Industries Company Ltd. - ADR	3,717,087
		6,699,047
	MEDICAL EQUIPMENT & DEVICES — 7.7%
55,400	Alcon, Inc.	4,269,124
33,500	Hoya Corporation - ADR	3,442,125
118,000	Olympus Corporation - ADR	1,519,840
88,400	Smith & Nephew plc - ADR	2,189,668
39,500	Sysmex Corporation - ADR	938,915
		12,359,672
	METALS & MINING — 1.3%
32,300	Rio Tinto plc - ADR	2,055,572

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 38

International Fund

Shares		Fair Value
	OIL & GAS PRODUCERS — 5.7%
59,000	Canadian Natural Resources Ltd.	$3,815,530
151,000	Equinor ASA - ADR	4,951,290
40,500	Petroleo Brasileiro S.A. - ADR	607,095
		9,373,915
	RETAIL - CONSUMER STAPLES — 1.2%
100,000	Seven & i Holdings Company Ltd. - ADR	1,957,000

	SEMICONDUCTORS — 6.4%
7,250	ASML Holding N.V. - ADR	4,267,785
9,000	NXP Semiconductors N.V.	1,799,280
28,700	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	2,494,030
28,200	Tokyo Electron Ltd. - ADR	1,927,470
		10,488,565
	SOFTWARE — 2.5%
17,100	Nice Ltd. - ADR(a)	2,907,000
30,640	Open Text Corporation	1,075,464
		3,982,464
	SPECIALTY FINANCE — 2.3%
39,500	ORIX Corporation - ADR	3,708,260

	TECHNOLOGY HARDWARE — 1.7%
46,338	FUJIFILM Holdings Corporation - ADR	2,685,750

	TECHNOLOGY SERVICES — 3.5%
70,000	Amadeus IT Group S.A. - ADR	4,225,200
89,000	Infosys Ltd. - ADR	1,522,790
		5,747,990
	TRANSPORTATION & LOGISTICS — 2.8%
61,800	Canadian Pacific Kansas City Ltd.	4,598,538

	WHOLESALE - CONSUMER STAPLES — 1.4%
31,400	ITOCHU Corporation - ADR	2,270,849

	TOTAL COMMON STOCKS (Cost $134,216,679)	149,593,754

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 39

International Fund

Shares		Fair Value
	SHORT-TERM INVESTMENT — 8.1%
	MONEY MARKET FUND — 8.1%
13,106,845	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $13,106,845)(d)	$13,106,845

	TOTAL INVESTMENTS — 100.1% (Cost $147,323,524)	$162,700,599
	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%	(240,729)
	NET ASSETS — 100.0%	$162,459,870

ADR	American Depositary Receipt
LTD	Limited Company
NV	Naamioze Vennootschap
PLC	Public Limited Company
S/A	Société Anonyme

(a)	Non-income producing security.
(b)	Illiquid security. At September 30,2023, the illiquid security amounted to 0.03% of net assets.
(c)	The value of this security has been determined in good faith under policies approved by the Board of Trustees. This is a level 3 security.
(d)	Rate disclosed is the seven day effective yield as of September 30, 2023.

	DIVERSIFICATION OF ASSETS
% OF NET ASSETS	COUNTRY	% OF NET ASSETS	COUNTRY
15.9%	Japan	2.6%	Switzerland
9.8%	France	1.9%	Belgium
7.3%	Canada	1.8%	Sweden
7.1%	Netherlands	1.8%	Israel
6.2%	United Kingdom	1.7%	Italy
5.6%	Ireland	1.5%	Taiwan Province Of China
5.6%	Spain	1.3%	Brazil
5.5%	Germany	92.0%	Total
5.5%	Norway	8.1%	Money Market Funds
4.3%	India	-0.1%	Other Assets Less Liabilities - Net
3.8%	Hong Kong	100.0%	Grand Total
2.8%	Singapore

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 40

Large/Mid Cap Growth Fund

Shares		Fair Value
	COMMON STOCKS — 78.2%
	AEROSPACE & DEFENSE — 1.6%
2,878	TransDigm Group, Inc.(a)	$2,426,528

	AUTOMOTIVE — 0.4%
2,530	Tesla, Inc.(a)	633,057

	BANKING — 1.2%
40,058	Western Alliance Bancorp	1,841,466

	BIOTECH & PHARMA — 1.1%
9,470	Zoetis, Inc.	1,647,591

	CABLE & SATELLITE — 1.8%
4,324	Cable One, Inc.	2,662,027

	CHEMICALS — 3.5%
19,904	FMC Corporation	1,332,971
10,269	New Linde plc	3,823,662
		5,156,633
	CONSTRUCTION MATERIALS — 3.8%
8,874	Martin Marietta Materials, Inc.	3,642,599
15,126	Owens Corning	2,063,338
		5,705,937
	DATA CENTER REIT — 1.7%
20,313	Digital Realty Trust, Inc.	2,458,279

	ELECTRIC UTILITIES — 1.0%
25,433	NextEra Energy, Inc.	1,457,057

	ELECTRICAL EQUIPMENT — 4.2%
38,579	Amphenol Corporation, Class A	3,240,250
16,897	Fortive Corporation	1,253,082
12,620	Keysight Technologies, Inc.(a)	1,669,752
		6,163,084
	INFRASTRUCTURE REIT — 1.1%
18,221	Crown Castle, Inc.	1,676,879

	INSTITUTIONAL FINANCIAL SERVICES — 1.5%
20,318	Intercontinental Exchange, Inc.	2,235,386

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 41

Large/Mid Cap Growth Fund

Shares		Fair Value
	INSURANCE — 4.6%
17,929	Arthur J Gallagher & Company	$4,086,558
95,055	Equitable Holdings, Inc.	2,698,611
		6,785,169
	LEISURE FACILITIES & SERVICES — 1.7%
1,364	Chipotle Mexican Grill, Inc.(a)	2,498,616

	MACHINERY — 2.8%
6,585	Caterpillar, Inc.	1,797,705
24,368	Oshkosh Corporation	2,325,438
		4,123,143
	MEDICAL EQUIPMENT & DEVICES — 8.9%
4,406	Danaher Corporation	1,093,129
22,363	Edwards Lifesciences Corporation(a)	1,549,309
15,471	Insulet Corporation(a)	2,467,470
8,449	Intuitive Surgical, Inc.(a)	2,469,558
41,594	Merit Medical Systems, Inc.(a)	2,870,817
24,962	Zimmer Biomet Holdings, Inc.	2,801,235
		13,251,518
	OIL & GAS PRODUCERS — 2.9%
20,923	ConocoPhillips	2,506,576
12,181	Diamondback Energy, Inc.	1,886,593
		4,393,169
	RETAIL - CONSUMER STAPLES — 1.4%
3,617	Costco Wholesale Corporation	2,043,460

	RETAIL - DISCRETIONARY — 3.7%
10,832	Lowe’s Companies, Inc.	2,251,323
3,518	O’Reilly Automotive, Inc.(a)	3,197,369
		5,448,692
	SEMICONDUCTORS — 11.4%
21,908	Advanced Micro Devices, Inc.(a)	2,252,581
9,021	Analog Devices, Inc.	1,579,487
6,552	Broadcom, Inc.	5,441,959
8,947	NVIDIA Corporation	3,891,856
6,673	NXP Semiconductors N.V.	1,334,066
27,365	ON Semiconductor Corporation(a)	2,543,577
		17,043,526
	SOFTWARE — 10.2%
38,849	DocuSign, Inc.(a)	1,631,658
17,898	Palo Alto Networks, Inc.(a)	4,196,007
5,129	ServiceNow, Inc.(a)	2,866,906
6,974	Synopsys, Inc.(a)	3,200,857
8,492	Tyler Technologies, Inc.(a)	3,279,101
		15,174,529

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 42

Large/Mid Cap Growth Fund

Shares		Fair Value
	TECHNOLOGY HARDWARE — 3.5%
10,877	Arista Networks, Inc.(a)	$2,000,607
43,979	Ciena Corporation(a)	2,078,447
18,236	Seagate Technology Holdings plc	1,202,664
		5,281,718
	TECHNOLOGY SERVICES — 2.0%
15,075	CDW Corporation	3,041,532

	TRANSPORTATION & LOGISTICS — 1.3%
25,766	Canadian Pacific Kansas City Ltd.	1,917,248

	TRANSPORTATION EQUIPMENT — 0.9%
16,394	PACCAR, Inc.	1,393,818

	TOTAL COMMON STOCKS (Cost $98,494,763)	116,460,062

	EXCHANGE-TRADED FUNDS — 14.0%
	EQUITY — 14.0%
624,000	Timothy Plan US Large/Mid Cap Core Enhanced ETF(b)	13,724,506
209,000	Timothy Plan US Large/Mid Cap Core ETF(b)	7,204,230
	TOTAL EXCHANGE-TRADED FUNDS (Cost $21,565,045)	20,928,736

	SHORT-TERM INVESTMENT — 5.7%
	MONEY MARKET FUND — 5.7%
8,502,038	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $8,502,038)(c)	8,502,038

	TOTAL INVESTMENTS — 97.9% (Cost $128,561,846)	$145,890,836
	OTHER ASSETS IN EXCESS OF LIABILITIES — 2.1%	3,146,033
	NET ASSETS — 100.0%	$149,036,869

ETF	Exchange-Traded Fund
LTD	Limited Company
NV	Naamioze Vennootschap
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 43

Small Cap Value Fund

Shares		Fair Value
	COMMON STOCKS — 88.2%
	AEROSPACE & DEFENSE — 2.8%
42,286	Mercury Systems, Inc.(a)	$1,568,388
27,852	Moog, Inc., Class A	3,146,162
		4,714,550
	BANKING — 14.8%
105,705	Atlantic Union Bankshares Corporation	3,042,190
40,081	Banner Corporation	1,698,633
34,815	City Holding Company	3,145,535
108,172	First Bancorp	3,043,960
55,466	National Bank Holdings Corporation, Class A	1,650,668
98,660	Provident Financial Services, Inc.	1,508,511
125,846	Renasant Corporation	3,295,907
140,893	Seacoast Banking Corp of Florida	3,094,010
48,413	Triumph Financial, Inc.(a)	3,136,678
84,928	Veritex Holdings, Inc.	1,524,458
		25,140,550
	BIOTECH & PHARMA — 1.7%
50,806	Prestige Consumer Healthcare, Inc.(a)	2,905,595

	CHEMICALS — 4.6%
45,965	Avient Corporation	1,623,484
159,348	Ecovyst, Inc.(a)	1,567,984
15,172	Innospec, Inc.	1,550,578
40,930	Stepan Company	3,068,523
		7,810,569
	COMMERCIAL SUPPORT SERVICES — 0.8%
131,303	Legalzoom.com, Inc.(a)	1,436,455

	CONSTRUCTION MATERIALS — 1.0%
53,766	Summit Materials, Inc., Class A(a)	1,674,273

	ELECTRIC UTILITIES — 3.5%
93,943	Avista Corporation	3,040,935
61,467	NorthWestern Corporation	2,954,104
		5,995,039
	ENGINEERING & CONSTRUCTION — 1.7%
17,489	Comfort Systems USA, Inc.	2,980,300

	FOOD — 1.7%
18,557	J & J Snack Foods Corporation	3,036,853

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 44

Small Cap Value Fund

Shares		Fair Value
	FORESTRY, PAPER & WOOD PRODUCTS — 1.8%
30,524	Boise Cascade Company	$3,145,193

	HEALTH CARE FACILITIES & SERVICES — 1.8%
102,700	Patterson Companies, Inc.	3,044,028

	HOME CONSTRUCTION — 2.7%
23,704	Century Communities, Inc.	1,582,953
32,544	Masonite International Corporation(a)	3,033,752
		4,616,705
	HOUSEHOLD PRODUCTS — 0.9%
36,428	Central Garden & Pet Company, Class A(a)	1,460,399

	INDUSTRIAL INTERMEDIATE PROD — 0.9%
33,903	AZZ, Inc.	1,545,299

	INSTITUTIONAL FINANCIAL SERVICES — 3.6%
68,308	Moelis & Company, Class A	3,082,740
21,054	Piper Sandler Cos	3,059,357
		6,142,097
	INSURANCE — 2.9%
31,814	AMERISAFE, Inc.	1,592,927
69,682	BRP Group, Inc., Class A(a)	1,618,713
62,534	Skyward Specialty Insurance Group, Inc.(a)	1,710,930
		4,922,570
	LEISURE FACILITIES & SERVICES — 2.8%
42,452	Chuy’s Holdings, Inc.(a)	1,510,442
47,466	Papa John’s International, Inc.	3,238,131
		4,748,573
	MACHINERY — 5.5%
17,608	Alamo Group, Inc.	3,043,719
35,409	Albany International Corporation, Class A	3,055,089
51,441	Federal Signal Corporation	3,072,570
		9,171,378
	MEDICAL EQUIPMENT & DEVICES — 5.0%
111,763	Avanos Medical, Inc.(a)	2,259,848
30,332	CONMED Corporation	3,058,982
47,104	Merit Medical Systems, Inc.(a)	3,251,118
		8,569,948
	METALS & MINING — 2.8%
17,027	Encore Wire Corporation	3,106,746
89,275	Livent Corporation(a)	1,643,553
		4,750,299

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 45

Small Cap Value Fund

Shares		Fair Value
	OFFICE REIT — 2.6%
129,556	Corporate Office Properties Trust	$3,087,319
128,214	Easterly Government Properties, Inc.	1,465,486
		4,552,805
	OIL & GAS PRODUCERS — 5.3%
169,675	Enerplus Corporation	2,991,370
74,198	Northern Oil and Gas, Inc.	2,984,986
124,317	Sitio Royalties Corporation, Class A	3,009,714
		8,986,070
	OIL & GAS SERVICES & EQUIPMENT — 0.9%
17,142	Weatherford International plc(a)	1,548,437

	REAL ESTATE INVESTMENT TRUSTS — 6.3%
144,863	Plymouth Industrial REIT, Inc.	3,034,880
69,908	PotlatchDeltic Corporation	3,173,125
261,884	Summit Hotel Properties, Inc.	1,518,927
197,212	Urban Edge Properties	3,009,455
		10,736,387
	RETAIL - DISCRETIONARY — 3.7%
67,696	Academy Sports & Outdoors, Inc.	3,199,989
112,617	Monro, Inc.	3,127,374
		6,327,363
	RETAIL REIT — 1.8%
137,104	Four Corners Property Trust, Inc.	3,042,338

	SOFTWARE — 1.0%
63,181	Avid Technology, Inc.(a)	1,697,673

	TECHNOLOGY HARDWARE — 1.5%
282,868	Viavi Solutions, Inc.(a)	2,585,414

	TRANSPORTATION & LOGISTICS — 1.8%
30,450	ArcBest Corporation	3,095,243

	TOTAL COMMON STOCKS (Cost $155,172,124)	150,382,403

	EXCHANGE-TRADED FUND — 10.5%
	EQUITY — 10.5%
580,000	Timothy Plan US Small Cap Core ETF(b) (Cost $14,834,080)	17,967,936

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 46

Small Cap Value Fund

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.3%
	MONEY MARKET FUND — 1.3%
2,177,472	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $2,177,472)(c)	$2,177,472

	TOTAL INVESTMENTS — 100.0% (Cost $172,183,676)	$170,527,811
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%	15,532
	NET ASSETS — 100.0%	$170,543,343

ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 47

Large/Mid Cap Value Fund

Shares		Fair Value
	COMMON STOCKS — 76.4%
	AEROSPACE & DEFENSE — 2.2%
28,467	General Dynamics Corporation	$6,290,353

	BANKING — 2.9%
61,433	BOK Financial Corporation	4,913,412
37,002	Cullen/Frost Bankers, Inc.	3,374,952
		8,288,364
	CHEMICALS — 2.2%
24,982	Sherwin-Williams Company (The)	6,371,659

	COMMERCIAL SUPPORT SERVICES — 1.9%
39,871	Waste Connections, Inc.	5,354,675

	CONTAINERS & PACKAGING — 1.7%
55,114	Crown Holdings, Inc.	4,876,487

	DIVERSIFIED INDUSTRIALS — 2.8%
36,789	Eaton Corporation plc	7,846,359

	ELECTRIC UTILITIES — 3.5%
89,542	CMS Energy Corporation	4,755,576
66,304	WEC Energy Group, Inc.	5,340,787
		10,096,363
	FOOD — 3.9%
45,194	J M Smucker Company (The)	5,554,795
74,329	McCormick & Company, Inc.	5,622,245
		11,177,040
	HEALTH CARE FACILITIES & SERVICES — 1.0%
11,754	HCA Healthcare, Inc.	2,891,249

	INSTITUTIONAL FINANCIAL SERVICES — 2.2%
57,253	Intercontinental Exchange, Inc.	6,298,975

	INSURANCE — 2.4%
30,074	Arthur J Gallagher & Company	6,854,767

	LEISURE FACILITIES & SERVICES — 2.5%
18,731	Domino’s Pizza, Inc.	7,095,115

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 48

Large/Mid Cap Value Fund

Shares		Fair Value
	MEDICAL EQUIPMENT & DEVICES — 7.1%
25,379	Danaher Corporation	$6,296,530
51,957	PerkinElmer, Inc.	5,751,640
23,046	STERIS plc	5,056,753
26,921	Zimmer Biomet Holdings, Inc.	3,021,075
		20,125,998
	OIL & GAS PRODUCERS — 4.4%
54,647	ConocoPhillips	6,546,711
48,266	EOG Resources, Inc.	6,118,198
		12,664,909
	REAL ESTATE INVESTMENT TRUSTS — 3.5%
49,812	Crown Castle, Inc.	4,584,198
47,188	Prologis, Inc.	5,294,966
		9,879,164
	RETAIL - CONSUMER STAPLES — 4.3%
12,242	Costco Wholesale Corporation	6,916,240
51,036	Dollar General Corporation	5,399,609
		12,315,849
	RETAIL - DISCRETIONARY — 4.6%
8,006	O’Reilly Automotive, Inc.(a)	7,276,334
28,837	Tractor Supply Company	5,855,353
		13,131,687
	SEMICONDUCTORS — 12.3%
9,051	Broadcom, Inc.	7,517,580
93,501	Lattice Semiconductor Corporation(a)	8,034,540
75,189	Microchip Technology, Inc.	5,868,501
12,515	Monolithic Power Systems, Inc.	5,781,930
17,708	NVIDIA Corporation	7,702,803
		34,905,354
	SOFTWARE — 6.6%
24,878	Cadence Design Systems, Inc.(a)	5,828,915
16,143	Synopsys, Inc.(a)	7,409,152
14,719	Tyler Technologies, Inc.(a)	5,683,595
		18,921,662
	TECHNOLOGY SERVICES — 2.2%
20,120	CACI International, Inc., Class A(a)	6,316,272

	TRANSPORTATION & LOGISTICS — 2.2%
31,118	Union Pacific Corporation	6,336,557

	TOTAL COMMON STOCKS (Cost $168,580,570)	218,038,858

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 49

Large/Mid Cap Value Fund

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 17.3%
	EQUITY — 17.3%
573,000	Timothy Plan High Dividend Stock Enhanced ETF(b)	$12,610,985
382,500	Timothy Plan High Dividend Stock ETF(b)	11,709,511
634,000	Timothy Plan US Large/Mid Cap Core Enhanced ETF(b)	13,944,449
318,000	Timothy Plan US Large/Mid Cap Core ETF(b)	10,961,460
	TOTAL EXCHANGE-TRADED FUNDS (Cost $48,945,130)	49,226,405

	SHORT-TERM INVESTMENT — 6.3%
	MONEY MARKET FUND — 6.3%
17,992,749	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $17,992,749)(c)	17,992,749

	TOTAL INVESTMENTS — 100.0% (Cost $235,518,449)	$285,258,012
	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%	(90,763)
	NET ASSETS — 100.0%	$285,167,249

ETF	Exchange-Traded Fund
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 50

Fixed Income Fund

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 30.1%
	CHEMICALS — 2.1%
1,570,000	Nutrien Ltd.	4.0000	12/15/26	$1,489,623
805,000	Nutrien Ltd.	2.9500	05/13/30	672,831
				2,162,454
	COMMERCIAL SUPPORT SERVICES — 0.8%
450,000	Republic Services, Inc.	5.0000	04/01/34	426,396
450,000	Waste Management, Inc.	4.6250	02/15/33	419,641
				846,037
	ELECTRIC UTILITIES — 4.5%
2,205,000	American Electric Power Company, Inc.	3.2000	11/13/27	2,015,512
1,000,000	Electricite de France S.A.(a)	5.7000	05/23/28	991,088
855,000	National Rural Utilities Cooperative Finance	2.9500	02/07/24	846,432
405,000	National Rural Utilities Cooperative Finance	5.0500	09/15/28	398,237
442,000	WEC Energy Group, Inc.	3.5500	06/15/25	424,861
				4,676,130
	GAS & WATER UTILITIES — 2.0%
2,185,000	NiSource, Inc.	3.4900	05/15/27	2,027,067

	INSTITUTIONAL FINANCIAL SERVICES — 0.9%
1,000,000	Cboe Global Markets, Inc.	3.6500	01/12/27	949,133

	MACHINERY — 1.7%
900,000	Caterpillar Financial Services Corporation	4.3500	05/15/26	880,523
900,000	John Deere Capital Corporation	4.3500	09/15/32	837,768
				1,718,291
	METALS & MINING — 1.7%
1,425,000	BHP Billiton Finance USA Ltd.	4.9000	02/28/33	1,355,489
450,000	Rio Tinto Finance USA plc	5.0000	03/09/33	432,612
				1,788,101
	OIL & GAS PRODUCERS — 7.2%
1,815,000	Columbia Pipelines Holding Company, LLC(a)	6.0420	08/15/28	1,807,592
1,980,000	Energy Transfer Operating, L.P.	6.2500	04/15/49	1,821,097
1,125,000	Energy Transfer, L.P.	5.7500	02/15/33	1,082,853
450,000	Enterprise Products Operating, LLC	5.3500	01/31/33	440,528
2,240,000	Phillips 66 Company	3.6050	02/15/25	2,172,963
				7,325,033
	REAL ESTATE INVESTMENT TRUSTS — 3.3%
1,520,000	Digital Realty Trust, L.P.	3.7000	08/15/27	1,404,979
2,200,000	Healthpeak Properties, Inc.	3.5000	07/15/29	1,943,091
				3,348,070

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 51

Fixed Income Fund

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	RETAIL - CONSUMER STAPLES — 1.4%
1,575,000	Dollar General Corporation	4.1250	05/01/28	$1,470,764

	RETAIL - DISCRETIONARY — 1.6%
1,795,000	Tractor Supply Company	5.2500	05/15/33	1,697,244

	TRANSPORTATION & LOGISTICS — 2.9%
1,000,000	Canadian Pacific Railway Company	2.9000	02/01/25	963,205
2,190,000	CSX Corporation	3.2500	06/01/27	2,037,803
				3,001,008

	TOTAL CORPORATE BONDS (Cost $33,316,863)			31,009,332

	NON U.S. GOVERNMENT & AGENCIES — 2.0%
	LOCAL AUTHORITY — 2.0%
2,235,000	Province of Ontario Canada (Cost $2,290,655)	2.5000	04/27/26	2,095,548

	U.S. GOVERNMENT & AGENCIES — 66.3%
	AGENCY FIXED RATE — 34.7%
1,239,324	Fannie Mae Pool FM5537	2.0000	01/01/36	1,066,804
945,037	Fannie Mae Pool MA4316	2.5000	04/01/36	836,152
683,949	Fannie Mae Pool MA4366	2.5000	06/01/41	565,690
404,870	Fannie Mae Pool MA4475	2.5000	10/01/41	333,177
1,171,185	Fannie Mae Pool MA4617	3.0000	04/01/42	994,491
970,772	Fannie Mae Pool FM4053	2.5000	08/01/50	$783,257
1,284,332	Fannie Mae Pool CA8897	3.0000	02/01/51	1,076,933
844,737	Fannie Mae Pool MA4258	3.5000	02/01/51	735,521
440,338	Fannie Mae Pool FM6550	2.0000	03/01/51	340,401
812,013	Fannie Mae Pool CB0855	3.0000	06/01/51	675,112
1,482,113	Fannie Mae Pool FS3744	2.0000	07/01/51	1,136,465
495,849	Fannie Mae Pool FS1807	3.5000	07/01/51	433,563
939,369	Fannie Mae Pool CB3486	3.5000	05/01/52	810,467
516,447	Fannie Mae Pool FS1704	4.0000	05/01/52	464,319
865,692	Fannie Mae Pool BV9960	4.0000	06/01/52	774,707
1,040,543	Fannie Mae Pool FS3392	4.0000	09/01/52	928,967
887,151	Fannie Mae Pool FS3159	4.5000	10/01/52	817,964
869,732	Fannie Mae Pool FS4075	5.0000	04/01/53	824,966
884,785	Fannie Mae Pool FS5044	4.5000	06/01/53	818,327
1,035,000	Fannie Mae Pool FS5850	6.0000	09/01/53	1,022,814
57,511	Ginnie Mae I Pool 723248	5.0000	10/15/39	56,298
244,991	Ginnie Mae I Pool 783060	4.0000	08/15/40	223,653

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 52

Fixed Income Fund

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	AGENCY FIXED RATE — 34.7% (Continued)
132,725	Ginnie Mae I Pool 783403	3.5000	09/15/41	$119,523
102,321	Ginnie Mae II Pool 4520	5.0000	08/20/39	100,547
137,287	Ginnie Mae II Pool 4947	5.0000	02/20/41	133,868
244,421	Ginnie Mae II Pool MA3376	3.5000	01/20/46	218,339
156,110	Ginnie Mae II Pool MA3596	3.0000	04/20/46	133,809
418,309	Ginnie Mae II Pool MA3663	3.5000	05/20/46	373,734
150,149	Ginnie Mae II Pool MA3736	3.5000	06/20/46	134,193
256,242	Ginnie Mae II Pool MA4004	3.5000	10/20/46	228,254
173,622	Ginnie Mae II Pool MA4509	3.0000	06/20/47	149,752
207,607	Ginnie Mae II Pool MA4652	3.5000	08/20/47	184,633
255,299	Ginnie Mae II Pool MA4719	3.5000	09/20/47	227,021
261,890	Ginnie Mae II Pool MA4778	3.5000	10/20/47	232,725
208,792	Ginnie Mae II Pool MA4901	4.0000	12/20/47	191,429
179,585	Ginnie Mae II Pool MA4963	4.0000	01/20/48	164,752
173,557	Ginnie Mae II Pool MA6092	4.5000	08/20/49	161,874
186,879	Ginnie Mae II Pool MA6156	4.5000	09/20/49	175,038
639,384	Ginnie Mae II Pool BN2662	3.0000	10/20/49	544,053
171,282	Ginnie Mae II Pool MA6221	4.5000	10/20/49	160,616
172,802	Ginnie Mae II Pool MA6477	4.5000	02/20/50	162,055
277,345	Ginnie Mae II Pool MA6478	5.0000	02/20/50	267,644
279,713	Ginnie Mae II Pool MA6544	4.5000	03/20/50	258,791
195,025	Ginnie Mae II Pool MA6545	5.0000	03/20/50	188,234
1,100,895	Ginnie Mae II Pool MA6598	2.5000	04/20/50	906,399
277,734	Ginnie Mae II Pool MA6600	3.5000	04/20/50	245,310
235,156	Ginnie Mae II Pool MA6601	4.0000	04/20/50	214,611
211,919	Ginnie Mae II Pool MA6603	5.0000	04/20/50	204,472
984,940	Ginnie Mae II Pool MA7255	2.5000	03/20/51	807,605
726,722	Ginnie Mae II Pool MA7418	2.5000	06/20/51	596,024
1,218,283	Ginnie Mae II Pool MA7419	3.0000	06/20/51	1,038,752
1,098,301	Ginnie Mae II Pool MA7472	2.5000	07/20/51	900,578
1,276,025	Ginnie Mae II Pool CE1974	3.0000	08/20/51	1,098,816
1,077,759	Ginnie Mae II Pool CE1990	2.5000	09/20/51	882,519
1,286,395	Ginnie Mae II Pool MA7705	2.5000	11/20/51	1,055,085
1,038,503	Ginnie Mae II Pool MA7768	3.0000	12/20/51	883,816
1,055,335	Ginnie Mae II Pool MA7829	3.5000	01/20/52	926,567
1,043,706	Ginnie Mae II Pool MA7939	4.0000	03/20/52	941,867
1,146,631	Ginnie Mae II Pool MA7987	2.5000	04/20/52	939,738
1,133,462	Ginnie Mae II Pool MA8098	3.0000	06/20/52	963,199
1,102,597	Ginnie Mae II Pool MA8268	4.5000	09/20/52	1,020,631
878,538	Ginnie Mae II Pool MA8800	5.0000	04/20/53	833,647
1,055,275	Ginnie Mae II Pool MA9017	5.5000	07/20/53	1,025,043
	TOTAL AGENCY FIXED RATE (Cost $41,310,695)			35,715,611

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 53

Fixed Income Fund

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. TREASURY NOTES — 31.6%
700,000	United States Treasury Note	2.2500	11/15/24	$676,320
3,180,000	United States Treasury Note	2.0000	08/15/25	3,005,349
3,530,000	United States Treasury Note	0.6250	07/31/26	3,142,389
8,200,000	United States Treasury Note	1.2500	09/30/28	6,972,082
2,010,000	United States Treasury Note	1.2500	08/15/31	1,571,412
7,545,000	United States Treasury Note	3.5000	02/15/33	6,925,485
5,215,000	United States Treasury Note	1.7500	08/15/41	3,247,356
2,570,000	United States Treasury Note	2.0000	08/15/51	1,481,364
6,635,000	United States Treasury Note	3.6250	02/15/53	5,482,687
	TOTAL U.S. TREASURY NOTES (Cost $36,791,119)			32,504,444
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $78,101,814)			68,220,055

Shares
	SHORT-TERM INVESTMENT — 1.1%
	MONEY MARKET FUND — 1.1%
1,090,399	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $1,090,399)(b)	1,090,399

	TOTAL INVESTMENTS — 99.5% (Cost $114,799,731)	$102,415,334
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%	525,102
	NET ASSETS — 100.0%	$102,940,436

LLC	Limited Liability Company
LP	Limited Partnership
LTD	Limited Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S/A	Société Anonyme

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023 the total market value of 144A securities is 2,798,680 or 2.7% of net assets.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 54

High Yield Bond Fund

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 97.0%
	AEROSPACE & DEFENSE — 0.7%
1,000,000	TransDigm, Inc.(a)		6.8750	12/15/30	$980,075

	ASSET MANAGEMENT — 1.4%
1,350,000	AG TTMT Escrow Issuer, LLC(a)		8.6250	09/30/27	1,359,470
500,000	NFP Corporation(a)		8.5000	10/01/31	501,289
					1,860,759
	AUTOMOTIVE — 3.6%
1,750,000	Adient Global Holdings Ltd.(a)		8.2500	04/15/31	1,754,363
1,750,000	Goodyear Tire & Rubber Company (The)		5.6250	04/30/33	1,434,099
2,000,000	Tenneco, Inc.(a)		8.0000	11/17/28	1,630,000
					4,818,462
	BIOTECH & PHARMA — 0.5%
1,500,000	Emergent BioSolutions, Inc.(a)		3.8750	08/15/28	628,403

	CHEMICALS — 6.1%
1,750,000	Avient Corporation(a)		7.1250	08/01/30	1,721,059
2,250,000	Axalta Coating Systems LLC(a)		3.3750	02/15/29	1,875,363
2,500,000	Chemours Company (The)(a)		4.6250	11/15/29	2,014,492
2,000,000	Polar US Borrower, LLC / Schenectady International(a)		6.7500	05/15/26	1,009,550
1,500,000	WR Grace Holdings, LLC(a)		7.3750	03/01/31	1,450,845
					8,071,309
	COMMERCIAL SUPPORT SERVICES — 9.4%
125,000	Atlas LuxCompany 4 S.A.RL / Allied Universal(a)		4.6250	06/01/28	103,927
1,375,000	Clean Harbors, Inc.(a)		6.3750	02/01/31	1,338,771
2,250,000	Covanta Holding Corporation		5.0000	09/01/30	1,818,956
1,125,000	Covert Mergeco, Inc.(a)		4.8750	12/01/29	924,654
2,800,000	GFL Environmental Inc(a)		4.0000	08/01/28	2,449,901
2,755,000	Harsco Corporation(a)		5.7500	07/31/27	2,426,397
1,950,000	Waste Pro USA, Inc.(a)		5.5000	02/15/26	1,823,716
1,500,000	Williams Scotsman, Inc.(a)		7.3750	10/01/31	1,492,048
					12,378,370
	CONSTRUCTION MATERIALS — 0.7%
500,000	Cemex S.A.B. de C.V.(a)		5.2000	09/17/30	460,076
500,000	Cemex S.A.B. de C.V.(a)		3.8750	07/11/31	418,809
					878,885
	CONSUMER SERVICES — 2.2%
2,000,000	PROG Holdings, Inc.(a)		6.0000	11/15/29	1,756,740
1,250,000	Rent-A-Center, Inc.(a)		6.3750	02/15/29	1,110,769
					2,867,509

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 55

High Yield Bond Fund

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CONTAINERS & PACKAGING — 10.5%
625,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(a)		6.0000	06/15/27	$602,007
1,750,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(a)		4.0000	09/01/29	1,371,904
1,750,000	Canpack S.A. / Canpack US, LLC(a)		3.8750	11/15/29	1,432,098
1,250,000	Graham Packaging Company, Inc.(a)		7.1250	08/15/28	1,049,005
1,000,000	Graphic Packaging International, LLC(a)		3.7500	02/01/30	837,300
1,250,000	LABL, Inc.(a)		5.8750	11/01/28	1,124,772
375,000	LABL, Inc.(a)		9.5000	11/01/28	384,844
750,000	LABL, Inc.(a)		8.2500	11/01/29	614,531
2,800,000	Mauser Packaging Solutions Holding Company(a)		7.8750	08/15/26	2,704,726
3,000,000	Pactiv Evergreen Group Issuer, LLC / Pactiv(a)		4.3750	10/15/28	2,607,496
1,500,000	TriMas Corporation(a)		4.1250	04/15/29	1,287,405
					14,016,088
	ELECTRIC UTILITIES — 1.2%
1,500,000	Vistra Corporation(a),(b)	H15T5Y + 5.740%	7.0000	06/15/70	1,370,272
250,000	Vistra Operations Company, LLC(a)		4.3750	05/01/29	215,163
					1,585,435
	ELECTRICAL EQUIPMENT — 0.7%
500,000	BWX Technologies, Inc.(a)		4.1250	06/30/28	442,573
500,000	BWX Technologies, Inc.(a)		4.1250	04/15/29	439,110
					881,683
	ENGINEERING & CONSTRUCTION — 1.2%
1,694,000	Dycom Industries, Inc.(a)		4.5000	04/15/29	1,467,047

	FOOD — 1.0%
1,350,000	Darling Ingredients, Inc.(a)		6.0000	06/15/30	1,281,016

	HEALTH CARE FACILITIES & SERVICES — 4.4%
750,000	Catalent Pharma Solutions, Inc.(a)		3.1250	02/15/29	614,749
500,000	Heartland Dental, LLC / Heartland Dental Finance(a)		10.5000	04/30/28	503,750
250,000	LifePoint Health, Inc.(a)		5.3750	01/15/29	175,666
2,000,000	LifePoint Health, Inc.(a)		9.8750	08/15/30	1,938,760
125,000	LifePoint Health, Inc.(a)		11.0000	10/15/30	125,000
1,000,000	MEDNAX, Inc.(a)		5.3750	02/15/30	881,910
250,000	Star Parent, Inc.(a)		9.0000	10/01/30	252,919
1,500,000	Tenet Healthcare Corporation		6.1250	10/01/28	1,409,520
					5,902,274
	HOME CONSTRUCTION — 5.1%
500,000	Ashton Woods USA, LLC / Ashton Woods Finance(a)		6.6250	01/15/28	472,298
1,000,000	Ashton Woods USA, LLC / Ashton Woods Finance(a)		4.6250	08/01/29	848,119
500,000	Ashton Woods USA, LLC / Ashton Woods Finance(a)		4.6250	04/01/30	410,115
2,792,000	Interface Inc(a)		5.5000	12/01/28	2,376,208
1,650,000	STL Holding Company, LLC(a)		7.5000	02/15/26	1,530,375

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 56

High Yield Bond Fund

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	HOME CONSTRUCTION — 5.1% (Continued)
1,273,000	Weekley Homes, LLC / Weekley Finance Corporation(a)		4.8750	09/15/28	$1,098,995
					6,736,110
	HOUSEHOLD PRODUCTS — 1.1%
1,550,000	Energizer Holdings, Inc.(a)		6.5000	12/31/27	1,469,478

	INDUSTRIAL SUPPORT SERVICES — 1.0%
1,500,000	Ashtead Capital, Inc.(a)		2.4500	08/12/31	1,139,822
250,000	BCPE Empire Holdings, Inc.(a)		7.6250	05/01/27	237,743
					1,377,565
	INSTITUTIONAL FINANCIAL SERVICES — 1.2%
1,750,000	LPL Holdings, Inc.(a)		4.0000	03/15/29	1,527,752

	INSURANCE — 0.4%
500,000	HUB International Ltd.(a)		7.2500	06/15/30	499,630

	LEISURE FACILITIES & SERVICES — 0.7%
1,000,000	Brinker International, Inc.(a)		8.2500	07/15/30	963,465

	MACHINERY — 0.3%
500,000	Redwood Star Merger Sub, Inc.(a)		8.7500	04/01/30	462,840

	MEDICAL EQUIPMENT & DEVICES — 1.7%
500,000	Bausch & Lomb Escrow Corporation(a)		8.3750	10/01/28	502,375
1,000,000	Mozart Debt Merger Sub, Inc.(a)		3.8750	04/01/29	846,370
1,000,000	Mozart Debt Merger Sub, Inc.(a)		5.2500	10/01/29	865,563
					2,214,308
	METALS & MINING — 1.2%
250,000	Arsenal AIC Parent, LLC(a)		8.0000	10/01/30	249,068
1,750,000	Kaiser Aluminum Corporation(a)		4.5000	06/01/31	1,388,524
					1,637,592
	OIL & GAS PRODUCERS — 7.3%
1,000,000	Colgate Energy Partners III, LLC(a)		5.8750	07/01/29	943,434
2,322,000	CQP Holdco, L.P. / BIP-V Chinook Holdco, LLC(a)		5.5000	06/15/31	2,060,729
500,000	Crestwood Midstream Partners, L.P. / Crestwood		5.7500	04/01/25	492,365
1,500,000	Crestwood Midstream Partners, L.P. / Crestwood(a)		5.6250	05/01/27	1,439,849
500,000	Genesis Energy, L.P. / Genesis Energy Finance		7.7500	02/01/28	474,524
500,000	Genesis Energy, L.P. / Genesis Energy Finance		8.8750	04/15/30	488,660
1,250,000	Global Partners, L.P. / GLP Finance Corporation		7.0000	08/01/27	1,219,340
1,000,000	ITT Holdings, LLC(a)		6.5000	08/01/29	848,894
1,750,000	NuStar Logistics, L.P.		5.6250	04/28/27	1,669,045
					9,636,840

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 57

High Yield Bond Fund

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	PUBLISHING & BROADCASTING — 0.4%
750,000	Gray Television, Inc.(a)		4.7500	10/15/30	$497,795

	REAL ESTATE INVESTMENT TRUSTS — 1.4%
1,500,000	Diversified Healthcare Trust		9.7500	06/15/25	1,446,142
500,000	Service Properties Trust		5.5000	12/15/27	427,859
					1,874,001
	REAL ESTATE OWNERS & DEVELOPERS — 2.1%
500,000	Greystar Real Estate Partners, LLC(a)		7.7500	09/01/30	494,466
2,999,000	Howard Hughes Corporation (The)(a)		4.3750	02/01/31	2,304,725
					2,799,191
	RETAIL - CONSUMER STAPLES — 0.6%
1,000,000	Ingles Markets, Inc.(a)		4.0000	06/15/31	822,330

	RETAIL - DISCRETIONARY — 5.3%
2,050,000	Beacon Roofing Supply, Inc.(a)		4.1250	05/15/29	1,754,472
2,912,000	Ken Garff Automotive, LLC(a)		4.8750	09/15/28	2,490,967
1,250,000	Lithia Motors, Inc.(a)		3.8750	06/01/29	1,054,875
750,000	Lithia Motors, Inc.(a)		4.3750	01/15/31	621,174
1,300,000	Sonic Automotive, Inc.(a)		4.8750	11/15/31	1,036,277
					6,957,765
	SEMICONDUCTORS — 1.2%
1,750,000	Entegris Escrow Corporation(a)		4.7500	04/15/29	1,574,721

	SOFTWARE — 0.6%
1,000,000	Crowdstrike Holdings, Inc.		3.0000	02/15/29	844,472

	SPECIALTY FINANCE — 15.0%
2,250,000	Air Lease Corporation(b)	H15T5Y + 4.076%	4.6500	06/15/70	1,986,974
1,250,000	Bread Financial Holdings, Inc.(a)		7.0000	01/15/26	1,172,117
1,000,000	Burford Capital Global Finance, LLC(a)		6.2500	04/15/28	923,255
3,000,000	Burford Capital Global Finance, LLC(a)		9.2500	07/01/31	3,033,702
786,000	Freedom Mortgage Corporation(a)		8.2500	04/15/25	786,898
1,000,000	Freedom Mortgage Corporation(a)		6.6250	01/15/27	879,846
500,000	Freedom Mortgage Corporation(a)		12.0000	10/01/28	509,082
2,955,000	ILFC E-Capital Trust I(a),(b)	T30Y + 1.550%	7.2090	12/21/65	2,166,080
1,500,000	ILFC E-Capital Trust II(a),(b)	T30Y + 1.800%	7.4590	12/21/65	1,135,085
1,000,000	Ladder Capital Finance Holdings LLLP(a)		4.2500	02/01/27	875,561
500,000	Nationstar Mortgage Holdings, Inc.(a)		6.0000	01/15/27	473,009
1,250,000	Nationstar Mortgage Holdings, Inc.(a)		5.5000	08/15/28	1,103,981
1,250,000	Nationstar Mortgage Holdings, Inc.(a)		5.7500	11/15/31	1,035,775
3,000,000	New Residential Investment Corporation(a)		6.2500	10/15/25	2,849,940
1,000,000	OneMain Finance Corporation		9.0000	01/15/29	997,760
					19,929,065

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 58

High Yield Bond Fund

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	STEEL — 2.0%
750,000	Commercial Metals Company		4.3750	03/15/32	$629,978
2,404,000	TMS International Corporation(a)		6.2500	04/15/29	1,990,775
					2,620,753
	TECHNOLOGY HARDWARE — 1.7%
550,000	Ciena Corporation(a)		4.0000	01/31/30	466,018
1,000,000	CommScope, Inc.(a)		8.2500	03/01/27	654,909
750,000	CommScope, Inc.(a)		7.1250	07/01/28	440,018
750,000	TTM Technologies, Inc.(a)		4.0000	03/01/29	622,758
					2,183,703
	TECHNOLOGY SERVICES — 1.5%
250,000	GTCR W-2 Merger Sub, LLC(a)		7.5000	01/15/31	251,256
1,500,000	HealthEquity, Inc.(a)		4.5000	10/01/29	1,293,922
500,000	VT Topco, Inc.(a)		8.5000	08/15/30	495,778
					2,040,956
	TRANSPORTATION EQUIPMENT — 0.2%
375,000	Wabash National Corporation(a)		4.5000	10/15/28	316,354

	WHOLESALE - CONSUMER STAPLES — 1.4%
2,500,000	United Natural Foods, Inc.(a)		6.7500	10/15/28	1,909,126

	TOTAL CORPORATE BONDS (Cost $141,128,166)				128,513,127

Shares
	SHORT-TERM INVESTMENT — 1.9%
	MONEY MARKET FUND — 1.9%
2,544,998	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $2,544,998)(c)	2,544,998

	TOTAL INVESTMENTS – 98.9% (Cost $143,673,164)	$131,058,125
	OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%	1,464,132
	NET ASSETS — 100.0%	$132,522,257

LLC	Limited Liability Company
LP	Limited Partnership
LTD	Limited Company
REIT	Real Estate Investment Trust

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
T30Y	30 Year Treasury

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 59

High Yield Bond Fund

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023 the total market value of 144A securities is 113,173,432 or 85.5% of net assets.

(b)	Variable rate security; the rate shown represents the rate on September 30, 2023.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 60

Israel Common Values Fund

Shares		Fair Value
	COMMON STOCKS — 96.6%
	AEROSPACE & DEFENSE — 5.7%
18,501	Elbit Systems Ltd.	$3,662,828
109,000	Leonardo DRS, Inc.(a)	1,820,300
		5,483,128
	APPAREL & TEXTILE PRODUCTS — 2.3%
22,063	Delta Galil Ltd.	853,716
20,000	Fox Wizel Ltd.	1,384,716
		2,238,432
	BANKING — 19.4%
102,000	Bank Hapoalim BM - ADR	4,349,280
518,000	Bank Leumi Le-Israel BM	4,278,984
63,300	First International Bank Of Israel Ltd.	2,714,872
602,000	Israel Discount Bank Ltd., Class A	3,249,490
105,000	Mizrahi Tefahot Bank Ltd.	3,801,416
		18,394,042
	BIOTECH & PHARMA — 1.1%
67,000	Enlight Renewable Energy Ltd.(a)	1,055,279

	CHEMICALS — 2.0%
338,902	ICL Group Ltd.	1,880,906

	CONSTRUCTION MATERIALS — 0.7%
213,000	Inrom Construction Industries Ltd.	657,790

	ELECTRIC UTILITIES — 2.5%
33,700	Ormat Technologies, Inc.	2,356,329

	ELECTRICAL EQUIPMENT — 1.1%
16,800	Camtek Ltd.(a)	1,045,968

	FOOD — 1.4%
63,000	Strauss Group Ltd.(a)	1,322,430

	HEALTH CARE FACILITIES & SERVICES — 1.9%
12,769	Danel Adir Yeoshua Ltd.	1,045,085
1,575,013	Novolog Ltd.	735,791
		1,780,876
	HOME & OFFICE PRODUCTS — 1.3%
116,585	Maytronics Ltd.	1,223,462

	INSTITUTIONAL FINANCIAL SERVICES — 2.6%
425,194	Tel Aviv Stock Exchange Ltd.(a)	2,441,145

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 61

Israel Common Values Fund

Shares		Fair Value
	INSURANCE — 4.4%
132,000	Harel Insurance Investments & Financial Services	$1,042,297
1,048,628	Migdal Insurance & Financial Holdings Ltd.	1,284,360
182,400	Phoenix Holdings Ltd. (The)	1,894,530
		4,221,187
	INTERNET MEDIA & SERVICES — 0.9%
38,000	Fiverr International Ltd.(a)	929,860

	LEISURE FACILITIES & SERVICES — 2.1%
20,300	Fattal Holdings 1998 Ltd.(a)	2,043,571

	MEDICAL EQUIPMENT & DEVICES — 1.3%
40,900	Inmode Ltd.(a)	1,245,814

	OIL & GAS PRODUCERS — 8.6%
350,000	Delek Drilling, L.P.	1,052,432
92,968	Energean plc	1,296,421
102,000	Energean plc	1,454,393
5,600	Israel Corp Ltd. (The)	1,425,214
2,350,000	Oil Refineries Ltd.	775,632
8,000	Paz Ashdod Refinery Ltd.(a)	221,261
8,000	Paz Oil Company Ltd.(a)	659,588
1,600,000	Ratio Energies Finance, L.P.	1,333,438
		8,218,379
	REAL ESTATE INVESTMENT TRUSTS — 1.2%
284,000	Reit 1 Ltd.	1,157,740

	REAL ESTATE OWNERS & DEVELOPERS — 8.7%
62,000	Alony Hetz Properties & Investments Ltd.(b)	424,223
237,000	Amot Investments Ltd.	1,146,323
36,500	Azrieli Group Ltd.	1,869,735
40,000	Elco Ltd.	1,180,758
160,000	Gav-Yam Lands Corp Ltd.	1,015,074
20,380	Melisron Ltd.	1,271,015
593,430	Mivne Real Estate KD Ltd.	1,425,352
		8,332,480
	RENEWABLE ENERGY — 1.5%
296,360	Energix-Renewable Energies Ltd.	873,269
4,200	SolarEdge Technologies, Inc.(a)	543,942
		1,417,211

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 62

Israel Common Values Fund

Shares		Fair Value
	RETAIL - CONSUMER STAPLES — 2.1%
18,700	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	$1,069,692
210,000	Shufersal Ltd.(a)	973,889
		2,043,581
	SEMICONDUCTORS — 5.4%
30,000	Nova Ltd.(a)	3,373,200
73,223	Tower Semiconductor Ltd.(a)	1,798,357
		5,171,557
	SOFTWARE — 14.5%
14,100	CyberArk Software Ltd.(a)	2,309,157
29,935	Hilan Ltd.	1,549,918
42,800	Mobileye Global, Inc., Class A(a)	1,778,340
3,500	Monday.com Ltd.(a)	557,270
22,700	Nice Ltd. - ADR(a)	3,859,000
41,000	One Software Technologies Ltd.	516,034
55,300	Sapiens International Corp N.V.	1,572,179
43,200	Varonis Systems, Inc.(a)	1,319,328
21,500	Verint Systems, Inc.(a)	494,285
		13,955,511
	TECHNOLOGY SERVICES — 2.1%
72,783	Magic Software Enterprises Ltd.	821,720
56,210	Matrix IT Ltd.	1,149,398
		1,971,118
	TELECOMMUNICATIONS — 0.5%
46,000	Cellcom Israel Ltd.(a)	148,570
74,000	Partner Communications Company Ltd.(a)	289,831
		438,401
	WHOLESALE - DISCRETIONARY — 1.3%
17,300	Tadiran Group Ltd.	1,222,270

	TOTAL COMMON STOCKS (Cost $62,138,865)	92,248,467

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 63

Israel Common Values Fund

Shares		Fair Value
	SHORT-TERM INVESTMENT — 3.6%
	MONEY MARKET FUND — 3.6%
3,469,515	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $3,469,515)(b)	$3,469,515

	TOTAL INVESTMENTS — 100.2% (Cost $65,608,380)	$95,717,982
	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%	(196,680)
	NET ASSETS — 100.0%	$95,521,302

ADR	American Depositary Receipt
LP	Limited Partnership
LTD	Limited Company
NV	Naamioze Vennootschap
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

% OF NET ASSETS	COUNTRY
87.4%	Israel
6.3%	United States
2.9%	United Kingdom
96.6%	Total
3.6%	Money Market Funds
-0.2%	Other Assets Less Liabilities - Net
100.0%	Grand Total

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 64

Defensive Strategies Fund

Shares		Fair Value
	COMMON STOCKS — 36.8%
	CHEMICALS — 1.8%
375	Albemarle Corporation	$63,765
2,778	CF Industries Holdings, Inc.	238,186
1,853	FMC Corporation	124,095
6,014	ICL Group Ltd.	33,378
7,069	K+S A.G.(a)	128,391
4,962	Mosaic Company (The)	176,647
5,109	Nutrien Ltd.	315,531
3,601	OCI N.V.(a)	100,466
171	Sociedad Quimica y Minera de Chile S.A. - ADR	10,204
3,087	Yara International ASA(a)	116,958
		1,307,621
	DATA CENTER REIT — 1.1%
6,400	Digital Realty Trust, Inc.	774,528

	FOOD — 1.1%
2,563	Adecoagro S.A.	29,961
545	Cal-Maine Foods, Inc.	26,389
1,977	Darling Ingredients, Inc.(a)	103,199
2,408	Hormel Foods Corporation	91,576
1,385	Ingredion, Inc.	136,284
4,300	MEIJI Holdings Company Ltd.	106,924
1,300	Morinaga Milk Industry Company Ltd.	48,950
5,082	Mowi ASA	90,048
1,100	NH Foods Ltd.	32,910
4,300	Nisshin Seifun Group, Inc.	54,829
4,700	Nissui Corporation	23,012
1,279	Pilgrim’s Pride Corporation(a)	29,200
841	Salmar ASA	42,720
		816,002
	FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
2,400	Canfor Corporation(a)	29,809
2,600	Sumitomo Forestry Company Ltd.(a)	66,218
900	West Fraser Timber Company Ltd.	65,341
		161,368
	GAS & WATER UTILITIES — 0.8%
403	American States Water Company	31,708
559	American Water Works Company, Inc.	69,221
910	California Water Service Group	43,052
8,755	Cia de Saneamento Basico do Estado de Sao Paulo - ADR	106,111
598	Essential Utilities, Inc.	20,529
1,154	Severn Trent plc	33,297

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 65

Defensive Strategies Fund

Shares		Fair Value
	GAS & WATER UTILITIES — 0.8% (Continued)
4,078	United Utilities Group plc	$47,175
5,278	Veolia Environnement S.A.	153,056
		504,149
	HEALTH CARE FACILITIES & SERVICES — 0.3%
48,754	Brookdale Senior Living, Inc.(a)	201,842

	INDUSTRIAL REIT — 0.4%
6,400	Rexford Industrial Realty, Inc.	315,840

	MACHINERY — 1.0%
748	AGCO Corporation	88,473
7,354	CNH Industrial N.V.	88,983
746	Deere & Company	281,526
10,900	Kubota Corporation(a)	160,757
1,700	Kurita Water Industries Ltd.	59,313
840	Weir Group plc (The)	19,487
		698,539
	METALS & MINING — 3.7%
413	Agnico Eagle Mines Ltd.	18,771
234	Agnico Eagle Mines Ltd.	10,633
5,121	Alamos Gold, Inc., Class A	57,816
1,829	Alcoa Corporation	53,151
2,139	Anglo American PLC	59,121
389	Anglogold Ashanti plc	6,146
1,391	Antofagasta plc	24,251
513	Aurubis A.G.	38,040
44,540	B2Gold Corporation	128,721
3,493	BHP Group Ltd. - ADR	198,682
2,352	Cameco Corporation	93,233
4,500	Capstone Copper Corporation(a)	19,084
3,247	Cia de Minas Buenaventura S.A.A - ADR	27,664
964	Cleveland-Cliffs, Inc.(a)	15,067
795	Compass Minerals International, Inc.	22,220
600	Endeavour Mining plc	11,759
3,200	First Quantum Minerals Ltd.	75,604
287	Franco-Nevada Corporation	38,312
5,440	Freeport-McMoRan, Inc.	202,858
9,263	Gold Fields Ltd. - ADR	100,596
1,842	Hecla Mining Company	7,202
5,000	Hudbay Minerals, Inc.	24,333
2,500	Ivanhoe Mines Ltd.(a)	21,425
20,463	Kinross Gold Corporation	93,311

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 66

Defensive Strategies Fund

Shares		Fair Value
	METALS & MINING — 5.3% (Continued)
1,334	Lithium Americas Corporation(a)	$22,691
2,500	Mitsubishi Materials Corporation	40,467
2,026	MP Materials Corporation(a)	38,697
330	Newmont Corporation	12,194
15,704	Norsk Hydro ASA	98,649
642	Pan American Silver Corporation	9,296
4,975	Rio Tinto plc - ADR	316,608
62	Royal Gold, Inc.	6,592
6,049	Sandstorm Gold Ltd.	28,188
34	Sibanye Stillwater Ltd. - ADR	210
509	Southern Copper Corporation	38,323
5,042	SSR Mining, Inc.	67,008
800	Sumitomo Metal Mining Company Ltd.	23,549
4,943	Teck Resources Ltd., Class B	212,752
17,157	Vale S.A. - ADR	229,904
1,660	Warrior Met Coal, Inc.	84,793
306	Wheaton Precious Metals Corporation	12,408
		2,590,329
	OIL & GAS PRODUCERS — 6.1%
5,196	Aker BP ASA	143,772
83	APA Corporation	3,411
6,300	ARC Resources Ltd.	100,560
14,900	Baytex Energy Corporation	65,711
3,492	Callon Petroleum Company(a)	136,607
946	Canadian Natural Resources Ltd.	61,178
7,600	Cenovus Energy, Inc.	158,240
400	Chord Energy Corporation	64,828
735	Civitas Resources, Inc.	59,439
549	CNX Resources Corporation(a)	12,396
2,302	ConocoPhillips	275,780
4,962	Coterra Energy, Inc.	134,222
600	Crescent Point Energy Corporation	4,974
4,251	Devon Energy Corporation	202,773
1,248	Diamondback Energy, Inc.	193,290
3,518	Enerplus Corporation	62,022
1,525	Eni SpA - ADR	48,678
1,772	EOG Resources, Inc.	224,619
1,232	EQT Corporation	49,995
6,311	Equinor ASA - ADR	206,938
42	Hess Corporation	6,426
200	Imperial Oil Ltd.	12,319
8,800	Inpex Corporation	132,847
1,313	Kosmos Energy Ltd.(a)	10,740

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 67

Defensive Strategies Fund

Shares		Fair Value
	OIL & GAS PRODUCERS — 6.1% (Continued)
1,380	Magnolia Oil & Gas Corporation, Class A	$31,616
4,038	Marathon Oil Corporation	108,017
1,615	Matador Resources Company	96,060
2,900	MEG Energy Corporation(a)	56,431
2,759	Murphy Oil Corporation	125,121
1,901	Occidental Petroleum Corporation	123,337
255	Ovintiv, Inc.	12,130
2,000	Parex Resources, Inc.	37,534
7,187	Petroleo Brasileiro S.A. - ADR	107,733
904	Pioneer Natural Resources Company	207,513
2,000	PrairieSky Royalty Ltd.	36,753
546	Range Resources Corporation	17,696
2,299	SM Energy Company	91,155
18,856	Southwestern Energy Company(a)	121,621
6,000	Suncor Energy, Inc.	206,341
3,796	TotalEnergies S.E.(a)	250,057
1,000	Tourmaline Oil Corporation	50,322
13,900	Vermilion Energy, Inc.	203,346
14,500	Whitecap Resources, Inc.	122,449
		4,376,997
	OIL & GAS SERVICES & EQUIPMENT — 1.4%
3,881	Baker Hughes Company	137,077
2,140	ChampionX Corporation	76,227
3,524	Halliburton Company	142,722
770	Helmerich & Payne, Inc.	32,463
6,476	Liberty Oilfield Services, Inc., Class A	119,936
969	Noble Corp plc	49,080
1,425	NOV, Inc.	29,783
8,724	Patterson-UTI Energy, Inc.	120,740
3,908	Schlumberger Ltd	227,835
4,187	Transocean Ltd.(a)	34,375
		970,238
	REAL ESTATE INVESTMENT TRUSTS – 15.1%
17,000	American Homes 4 Rent, Class A	572,730
14,500	Americold Realty Trust, Inc.	440,945
12,000	Armada Hoffler Properties, Inc.	122,880
4,800	AvalonBay Communities, Inc.	824,352
5,000	Camden Property Trust	472,900
11,000	Crown Castle, Inc.	1,012,329
18,000	CTO Realty Growth, Inc.	291,780
900	Equinix, Inc.	653,634
16,000	Highwoods Properties, Inc.	329,759
18,000	InvenTrust Properties Corporation	428,580

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 68

Defensive Strategies Fund

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS – 15.1% (Continued)
13,000	Plymouth Industrial REIT, Inc.	$272,350
378	PotlatchDeltic Corporation	17,157
8,680	Prologis, Inc.	973,983
2,750	Public Storage	724,680
1,623	Rayonier, Inc.	46,191
4,300	SBA Communications Corporation, A	860,731
31,000	SITE Centers Corporation	382,230
5,400	Sun Communities, Inc.	639,036
17,000	Ventas, Inc.	716,210
9,000	Welltower, Inc.	737,280
2,682	Weyerhaeuser Company	82,230
		10,601,967
	RENEWABLE ENERGY — 0.2%
155	Array Technologies, Inc.(a)	3,439
266	Enphase Energy, Inc.(a)	31,960
223	First Solar, Inc.(a)	36,035
2,163	Shoals Technologies Group, Inc., Class A(a)	39,475
		110,909
	RESIDENTIAL REIT — 1.5%
6,750	Equity Residential	396,293
20,500	Invitation Homes, Inc.	649,645
		1,045,938
	RETAIL REIT — 0.4%
7,500	NNN REIT, Inc.	265,050

	SELF-STORAGE REIT — 0.6%
3,500	Extra Space Storage, Inc.	425,530

	SEMICONDUCTORS — 0.1%
6,500	SUMCO Corporation	84,773

	STEEL — 0.7%
873	ArcelorMittal S.A. - ADR	21,851
1,303	ATI, Inc.(a)	53,618
1,374	Gerdau S.A. - ADR	6,554
2,200	JFE Holdings, Inc.	32,255
539	Nucor Corporation	84,273
1,400	OSAKA Titanium Technologies Company Ltd.	28,526
60	Reliance Steel & Aluminum Company	15,734
740	Steel Dynamics, Inc.	79,343
1,095	Ternium S.A. - ADR	43,691
4,041	United States Steel Corporation	131,252
		497,097

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 69

Defensive Strategies Fund

Shares		Fair Value
	WHOLESALE - CONSUMER STAPLES — 0.3%
1,772	Bunge Ltd.	$191,819

	TOTAL COMMON STOCKS (Cost $27,021,180)	25,940,536

	EXCHANGE-TRADED FUNDS — 21.0%
	EQUITY — 21.0%
588,600	Timothy Plan Market Neutral ETF(b) (Cost $14,652,774)	14,810,883

	PRECIOUS METALS - PHYSICAL HOLDING — 16.1%
	PRECIOUS METAL — 16.1%
6,143	GOLD BARS - XAU BGN CURNCY(a) (Cost $7,240,876)	11,361,072

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 23.8%
	U.S. TREASURY INFLATION PROTECTED — 23.8%
2,056,888	United States Treasury Inflation Indexed Bonds	0.6250	01/15/24	2,037,422
2,083,923	United States Treasury Inflation Indexed Bonds	2.3750	01/15/25	2,059,699
2,240,962	United States Treasury Inflation Indexed Bonds	2.0000	01/15/26	2,197,812
2,197,968	United States Treasury Inflation Indexed Bonds	2.3750	01/15/27	2,182,533
2,013,846	United States Treasury Inflation Indexed Bonds	0.5000	01/15/28	1,857,392
955,756	United States Treasury Inflation Indexed Bonds	1.7500	01/15/28	928,855
1,489,099	United States Treasury Inflation Indexed Bonds	0.8750	01/15/29	1,382,748
1,509,239	United States Treasury Inflation Indexed Bonds	2.5000	01/15/29	1,520,600
1,644,034	United States Treasury Inflation Indexed Bonds	0.1250	01/15/31	1,406,995
328,039	United States Treasury Inflation Indexed Bonds	2.1250	02/15/41	317,180
1,579,232	United States Treasury Inflation Indexed Bonds	0.1250	02/15/51	878,174
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $19,024,115)			16,769,410

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 70

Defensive Strategies Fund

Shares
	SHORT-TERM INVESTMENTS — 2.4%
	MONEY MARKET FUNDS — 2.4%
1,670,937	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $1,670,937)(c)	$1,670,937

	TOTAL INVESTMENTS — 100.1% (Cost $69,609,882)	$70,552,838
	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%	(36,798)
	NET ASSETS — 100.0%	$70,516,040

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
LTD	Limited Company
NV	Naamioze Vennootschap
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S/A	Société Anonyme

(a)	Non-income producing security.
(b)	Investment in affiliate.
(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 71

Strategic Growth Fund

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 67.3%
	EQUITY — 67.3%
119,606	Timothy Plan High Dividend Stock Enhanced ETF(a)	$2,632,373
215,856	Timothy Plan International ETF(a)	5,174,284
211,800	Timothy Plan Market Neutral ETF(a)	5,329,502
223,639	Timothy Plan US Large/Mid Cap Core Enhanced ETF(a)	4,918,806
125,523	Timothy Plan US Small Cap Core ETF(a)	3,888,602
	TOTAL EXCHANGE-TRADED FUNDS (Cost $22,700,353)	21,943,567

	OPEN END FUNDS — 31.4%
	EQUITY — 12.8%
384,474	Timothy Plan International Fund, Class A(a)	4,183,074

	FIXED INCOME — 18.6%
464,371	Timothy Plan Fixed Income Fund, Class A(a)	4,030,737
244,867	Timothy Plan High Yield Bond Fund, Class A(a)	2,037,294
		6,068,031
	TOTAL OPEN END FUNDS (Cost $11,405,828)	10,251,105

	SHORT-TERM INVESTMENT — 1.3%
	MONEY MARKET FUND — 1.3%
436,897	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $436,897)(b)	436,897

	TOTAL INVESTMENTS — 100.0% (Cost $34,543,078)	$32,631,569
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%	561
	NET ASSETS — 100.0%	$32,632,130

ETF	Exchange-Traded Fund

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 72

Conservative Growth Fund

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 49.9%
	EQUITY — 49.9%
105,760	Timothy Plan High Dividend Stock Enhanced ETF(a)	$2,327,640
143,044	Timothy Plan International ETF(a)	3,428,908
249,500	Timothy Plan Market Neutral ETF(a)	6,278,143
210,686	Timothy Plan US Large/Mid Cap Core Enhanced ETF(a)	4,633,912
86,205	Timothy Plan US Small Cap Core ETF(a)	2,670,562
	TOTAL EXCHANGE-TRADED FUNDS (Cost $19,994,835)	19,339,165

	OPEN END FUNDS — 48.7%
	EQUITY — 11.3%
402,377	Timothy Plan International Fund, Class A(a)	4,377,866

	FIXED INCOME — 37.4%
1,371,115	Timothy Plan Fixed Income Fund, Class A(a)	11,901,279
313,318	Timothy Plan High Yield Bond Fund, Class A(a)	2,606,804
		14,508,083
	TOTAL OPEN END FUNDS (Cost $21,685,651)	18,885,949

	SHORT-TERM INVESTMENT — 1.2%
	MONEY MARKET FUND — 1.2%
455,073	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $455,073)(b)	455,073

	TOTAL INVESTMENTS – 99.8% (Cost $42,135,559)	$38,680,187
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%	77,340
	NET ASSETS — 100.0%	$38,757,527

ETF	Exchange-Traded Fund

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 73

Growth & Income Fund

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 41.3%
	EQUITY — 41.3%
295,000	Timothy Plan High Dividend Stock Enhanced ETF(a)	$6,492,567
27,500	Timothy Plan High Dividend Stock ETF(a)	841,860
	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,197,973)	7,334,427

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 17.4%
	CHEMICALS — 1.4%
85,000	Nutrien Ltd.	4.0000	12/15/26	80,577
195,000	Nutrien Ltd.	2.9500	05/13/30	162,807
				243,384
	COMMERCIAL SUPPORT SERVICES — 0.6%
70,000	Republic Services, Inc.	5.0000	04/01/34	66,281
50,000	Waste Management, Inc.	4.6250	02/15/33	46,580
				112,861
	ELECTRIC UTILITIES — 2.1%
245,000	American Electric Power Company, Inc.	3.2000	11/13/27	223,617
45,000	National Rural Utilities Cooperative Finance	2.9500	02/07/24	44,543
95,000	National Rural Utilities Cooperative Finance	5.0500	09/15/28	93,343
22,000	WEC Energy Group, Inc.	3.5500	06/15/25	21,131
				382,634
	GAS & WATER UTILITIES — 1.3%
240,000	NiSource, Inc.	3.4900	05/15/27	222,479

	INSTITUTIONAL FINANCIAL SERVICES — 0.3%
55,000	Cboe Global Markets, Inc.	3.6500	01/12/27	52,160

	MACHINERY — 1.4%
100,000	Caterpillar Financial Services Corporation	4.3500	05/15/26	97,805
170,000	John Deere Capital Corporation	4.3500	09/15/32	158,126
				255,931
	METALS & MINING — 1.4%
145,000	BHP Billiton Finance USA Ltd.	4.9000	02/28/33	137,758
120,000	Rio Tinto Finance USA plc	5.0000	03/09/33	115,214
				252,972

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 74

Growth & Income Fund

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	OIL & GAS PRODUCERS — 3.8%
185,000	Columbia Pipelines Holding Company, LLC(b)	6.0420	08/15/28	$184,130
220,000	Energy Transfer Operating, L.P.	6.2500	04/15/49	201,999
125,000	Energy Transfer, L.P.	5.7500	02/15/33	120,181
70,000	Enterprise Products Operating, LLC	5.3500	01/31/33	68,471
115,000	Phillips 66 Company	3.6050	02/15/25	111,503
				686,284
	REAL ESTATE INVESTMENT TRUSTS — 1.5%
170,000	Digital Realty Trust, L.P.	3.7000	08/15/27	157,018
120,000	Healthpeak Properties, Inc.	3.5000	07/15/29	105,877
				262,895
	RETAIL - CONSUMER STAPLES — 0.9%
175,000	Dollar General Corporation	4.1250	05/01/28	163,279

	RETAIL - DISCRETIONARY — 1.1%
205,000	Tractor Supply Company	5.2500	05/15/33	193,642

	TRANSPORTATION & LOGISTICS — 1.6%
55,000	Canadian Pacific Railway Company	2.9000	02/01/25	52,947
240,000	CSX Corporation	3.2500	06/01/27	223,093
				276,040
	TOTAL CORPORATE BONDS (Cost $3,275,560)			3,104,561

	NON U.S. GOVERNMENT & AGENCIES — 1.3%
	LOCAL AUTHORITY — 1.3%
250,000	Province of Ontario Canada (Cost $245,425)	2.5000	04/27/26	234,244

	U.S. GOVERNMENT & AGENCIES — 39.2%
	AGENCY FIXED RATE — 18.3%
110,162	Fannie Mae Pool FM5537	2.0000	01/01/36	94,730
73,356	Fannie Mae Pool MA4316	2.5000	04/01/36	64,847
20,870	Fannie Mae Pool MA4475	2.5000	10/01/41	17,158
62,344	Fannie Mae Pool MA4617	3.0000	04/01/42	52,894
48,366	Fannie Mae Pool FM4053	2.5000	08/01/50	38,986
52,422	Fannie Mae Pool CA8897	3.0000	02/01/51	43,919
7,853	Fannie Mae Pool MA4258	3.5000	02/01/51	6,833
20,386	Fannie Mae Pool FM6550	2.0000	03/01/51	15,741
46,367	Fannie Mae Pool FS1564	2.0000	04/01/51	35,392
39,876	Fannie Mae Pool CB0855	3.0000	06/01/51	33,124
62,557	Fannie Mae Pool FS3744	2.0000	07/01/51	47,913
105,951	Fannie Mae Pool FS1807	3.5000	07/01/51	92,576

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 75

Growth & Income Fund

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	AGENCY FIXED RATE — 18.3% (Continued)
48,437	Fannie Mae Pool FS4624	2.5000	11/01/51	$38,790
53,678	Fannie Mae Pool CB2857	2.5000	02/01/52	43,046
101,804	Fannie Mae Pool CB3486	3.5000	05/01/52	87,770
71,853	Fannie Mae Pool FS1704	4.0000	05/01/52	64,556
123,670	Fannie Mae Pool BV9960	4.0000	06/01/52	110,595
107,321	Fannie Mae Pool FS3071	3.0000	07/01/52	89,750
104,529	Fannie Mae Pool FS3392	4.0000	09/01/52	93,256
94,378	Fannie Mae Pool FS3159	4.5000	10/01/52	86,958
92,837	Fannie Mae Pool FS4075	5.0000	04/01/53	88,015
102,655	Fannie Mae Pool FS5044	4.5000	06/01/53	94,896
43,873	Fannie Mae Pool FS4621	5.0000	06/01/53	41,785
105,000	Fannie Mae Pool FS5850	6.0000	09/01/53	103,715
49,803	Ginnie Mae I Pool 723248	5.0000	10/15/39	48,722
50,709	Ginnie Mae I Pool 783403	3.5000	09/15/41	45,633
43,481	Ginnie Mae II Pool MA3376	3.5000	01/20/46	38,814
32,465	Ginnie Mae II Pool MA3596	3.0000	04/20/46	27,804
27,887	Ginnie Mae II Pool MA3663	3.5000	05/20/46	24,898
36,150	Ginnie Mae II Pool MA3736	3.5000	06/20/46	32,285
12,306	Ginnie Mae II Pool MA4509	3.0000	06/20/47	10,606
34,464	Ginnie Mae II Pool MA4652	3.5000	08/20/47	30,629
32,493	Ginnie Mae II Pool MA4719	3.5000	09/20/47	28,873
62,089	Ginnie Mae II Pool MA4778	3.5000	10/20/47	55,136
23,836	Ginnie Mae II Pool MA6092	4.5000	08/20/49	22,217
18,389	Ginnie Mae II Pool MA6156	4.5000	09/20/49	17,212
44,757	Ginnie Mae II Pool BN2662	3.0000	10/20/49	38,051
19,793	Ginnie Mae II Pool MA6221	4.5000	10/20/49	18,548
17,924	Ginnie Mae II Pool MA6478	5.0000	02/20/50	17,286
21,655	Ginnie Mae II Pool MA6544	4.5000	03/20/50	20,022
13,746	Ginnie Mae II Pool MA6545	5.0000	03/20/50	13,259
97,439	Ginnie Mae II Pool MA6598	2.5000	04/20/50	80,149
21,572	Ginnie Mae II Pool MA6600	3.5000	04/20/50	19,040
19,596	Ginnie Mae II Pool MA6601	4.0000	04/20/50	17,872
25,304	Ginnie Mae II Pool MA6603	5.0000	04/20/50	24,399
47,385	Ginnie Mae II Pool MA7255	2.5000	03/20/51	38,817
38,451	Ginnie Mae II Pool MA7418	2.5000	06/20/51	31,506
58,340	Ginnie Mae II Pool MA7419	3.0000	06/20/51	49,701
51,920	Ginnie Mae II Pool MA7472	2.5000	07/20/51	42,532
64,883	Ginnie Mae II Pool CE1974	3.0000	08/20/51	55,825
74,178	Ginnie Mae II Pool CE1990	2.5000	09/20/51	60,682
132,486	Ginnie Mae II Pool MA7705	2.5000	11/20/51	108,560
136,758	Ginnie Mae II Pool MA7768	3.0000	12/20/51	116,287
57,403	Ginnie Mae II Pool MA7829	3.5000	01/20/52	50,363

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 76

Growth & Income Fund

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	AGENCY FIXED RATE — 18.3% (Continued)
76,150	Ginnie Mae II Pool MA7939	4.0000	03/20/52	$68,672
139,943	Ginnie Mae II Pool MA7987	2.5000	04/20/52	114,582
134,165	Ginnie Mae II Pool MA8098	3.0000	06/20/52	113,914
109,782	Ginnie Mae II Pool MA8268	4.5000	09/20/52	101,553
93,777	Ginnie Mae II Pool MA8800	5.0000	04/20/53	88,941
104,532	Ginnie Mae II Pool MA9017	5.5000	07/20/53	101,488
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $3,648,861)			3,262,123

	U.S. TREASURY NOTES — 20.9%
260,000	United States Treasury Note	2.2500	11/15/24	251,144
320,000	United States Treasury Note	2.0000	08/15/25	302,375
565,000	United States Treasury Note	0.6250	07/31/26	502,872
615,000	United States Treasury Note	1.2500	09/30/28	522,822
640,000	United States Treasury Note	1.2500	08/15/31	500,250
695,000	United States Treasury Note	3.5000	02/15/33	637,771
430,000	United States Treasury Note	1.7500	08/15/41	267,574
250,000	United States Treasury Note	2.0000	08/15/51	144,062
700,000	United States Treasury Note	3.6250	02/15/53	578,266
	TOTAL U.S. TREASURY NOTES (Cost $3,978,916)			3,707,136
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $7,627,777)			6,969,259

Shares
	SHORT-TERM INVESTMENT — 0.7%
	MONEY MARKET FUND — 0.7%
128,453	Fidelity Investments Money Market Government Portfolio, Class I, 5.23% (Cost $128,453)(c)	128,453

	TOTAL INVESTMENTS — 99.9% (Cost $19,475,188)	$17,770,944
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%	23,227
	NET ASSETS — 100.0%	$17,794,171

ETF	Exchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
LTD	Limited Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Investment in affiliate.
(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023 the total market value of 144A securities is 184,130 or 1.0% of net assets.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2023.

SCHEDULE OF INVESTMENTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 77

Section 4 | Statements of Assets and Liabilities

SEPTEMBER 30, 2023

	AGGRESSIVE GROWTH FUND		INTERNATIONAL FUND	LARGE/MID CAP GROWTH FUND
ASSETS:
Investments, at cost	$39,076,005		$147,323,524	$106,996,801
Investments in affiliates, at cost	—		—	21,565,045
Investments, at value	$42,393,962		$162,700,599	$124,962,100
Investments in affiliates, at value	—		—	20,928,736
Dividends and interest receivable	28,580		382,736	96,387
Receivable for fund shares sold	22,767		329,231	175,690
Receivable for securities sold	—		—	3,236,788
Receivable for foreign tax reclaims	—		420,247	—
Prepaid expenses and other assets	12,840		22,713	14,709
Total Assets	42,458,149		163,855,526	149,414,410

LIABILITIES:
Payable for securities purchased	—		1,091,400	—
Payable for fund shares redeemed	1,891		56,221	151,663
Payable to service providers	13,856		53,108	60,040
Accrued advisory fees	27,204		127,698	87,189
Accrued 12b-1 fees	8,723		13,652	27,798
Accrued expenses and other liabilities	32,002		53,577	50,851
Total Liabilities	83,676		1,395,656	377,541

Net Assets	$42,374,473		$162,459,870	$149,036,869

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$37,291,689		$147,489,885	$122,344,957
Accumulated earnings (deficit)	5,082,784		14,969,985	26,691,912
Net Assets	$42,374,473		$162,459,870	$149,036,869

Class A
Net Assets	$32,075,874		$57,823,908	$94,109,286
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,335,252		5,315,087	9,026,759
Net Asset Value, offering price and redemption price per share	$9.62		$10.88	$10.43
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$10.18		$11.51	$11.04

Class C
Net Assets	$2,465,993		$1,841,284	$9,801,770
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	345,145		177,026	1,293,056
Net Asset Value, offering price and redemption price per share	$7.14	(a)	$10.40	$7.58
Minimum Redemption Price Per Share (NAV * 0.99)	$7.07		$10.30	$7.50

Class I
Net Assets	$7,832,606		$102,794,678	$45,125,813
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	788,562		9,411,088	4,182,787
Net Asset Value, offering price and redemption price per share	$9.93		$10.92	$10.79

(a)	The NAV for Class C shown above differs from the traded NAV on September 29, 2023 due to financial statement rounding and/or financial statement adjustments.

STATEMENTS OF ASSETS LIABILITIES

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 78

	SMALL CAP VALUE FUND	LARGE/MID CAP VALUE FUND	FIXED INCOME FUND
ASSETS:
Investments, at cost	$157,349,596	$186,573,319	$114,799,731
Investments in affiliates, at cost	14,834,080	48,945,130	—
Investments, at value	$152,559,875	$236,031,607	$102,415,334
Investments in affiliates, at value	17,967,936	49,226,405	—
Dividends and interest receivable	237,903	123,613	678,000
Receivable for fund shares sold	74,262	319,716	68,814
Receivable for securities sold	246,943	—	—
Receivable for foreign tax reclaims	—	—	—
Prepaid expenses and other assets	20,740	27,965	20,758
Total Assets	171,107,659	285,729,306	103,182,906

LIABILITIES:
Payable for securities purchased	256,104	—	—
Payable for fund shares redeemed	73,785	210,541	92,546
Payable to service providers	57,938	94,092	44,952
Accrued advisory fees	108,836	150,229	36,018
Accrued 12b-1 fees	25,458	46,193	19,986
Accrued expenses and other liabilities	42,195	61,002	48,968
Total Liabilities	564,316	562,057	242,470

Net Assets	$170,543,343	$285,167,249	$102,940,436

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$167,490,912	$233,501,063	$123,864,007
Accumulated earnings (deficit)	3,052,431	51,666,186	(20,923,571)
Net Assets	$170,543,343	$285,167,249	$102,940,436

Class A
Net Assets	$96,864,651	$162,861,288	$68,641,212
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,592,738	7,965,596	7,909,405
Net Asset Value, offering price and redemption price per share	$17.32	$20.45	$8.68
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$18.33	$21.64	$9.09	*

Class C
Net Assets	$6,501,724	$15,110,970	$7,627,716
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	620,425	1,039,907	917,184
Net Asset Value, offering price and redemption price per share	$10.48	$14.53	$8.32
Minimum Redemption Price Per Share (NAV * 0.99)	$10.38	$14.38	$8.24

Class I
Net Assets	$67,176,968	$107,194,991	$26,671,508
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,804,145	5,167,517	3,103,202
Net Asset Value, offering price and redemption price per share	$17.66	$20.74	$8.59

STATEMENTS OF ASSETS LIABILITIES

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 79

	HIGH YIELD BOND FUND	ISRAEL COMMON VALUES FUND	DEFENSIVE STRATEGIES FUND
ASSETS:
Investments, at cost	$143,673,164	$65,608,380	$47,716,232
Investments in affiliates, at cost	—	—	14,652,774
Investments, at value	$131,058,125	$95,717,982	$44,380,883
Investments in affiliates, at value	—	—	14,810,883
Gold Investments, at fair value (Cost $7,240,876)	—	—	11,361,072
Cash	—	—	1,677
Foreign Cash (Cost $4,543)	—	—	1,730
Dividends and interest receivable	2,273,474	25,671	137,936
Receivable for fund shares sold	119,780	52,953	34,762
Receivable for foreign tax reclaims	—	—	4,772
Prepaid expenses and other assets	21,735	24,743	19,568
Total Assets	133,473,114	95,821,349	70,753,283

LIABILITIES:
Payable for securities purchased	375,000	—	87,936
Payable for fund shares redeemed	383,263	78,463	16,941
Payable to service providers	60,767	46,665	37,108
Accrued advisory fees	55,490	78,736	25,824
Accrued 12b-1 fees	13,812	16,420	9,123
Accrued expenses and other liabilities	62,525	79,763	60,311
Total Liabilities	950,857	300,047	237,243

Net Assets	$132,522,257	$95,521,302	$70,516,040

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$153,599,576	$72,257,240	$68,456,114
Accumulated earnings (deficit)	(21,077,319)	23,264,062	2,059,926
Net Assets	$132,522,257	$95,521,302	$70,516,040

STATEMENTS OF ASSETS LIABILITIES

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 80

	HIGH YIELD BOND FUND		ISRAEL COMMON VALUES FUND	DEFENSIVE STRATEGIES FUND
Class A
Net Assets	$56,854,616		$47,003,944	$39,823,333
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,830,712		2,429,966	3,068,096
Net Asset Value, offering price and redemption price per share	$8.32		$19.34	$12.98
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$8.71	*	$20.47	$13.74

Class C
Net Assets	$2,558,561		$8,100,658	$4,116,587
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	301,721		450,773	338,743
Net Asset Value, offering price and redemption price per share	$8.48		$17.97	$12.15
Minimum Redemption Price Per Share (NAV * 0.99)	$8.40		$17.79	$12.03

Class I
Net Assets	$73,109,080		$40,416,700	$26,576,120
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,778,977		2,058,015	2,042,862
Net Asset Value, offering price and redemption price per share	$8.33		$19.64	$13.01

STATEMENTS OF ASSETS LIABILITIES

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 81

	STRATEGIC GROWTH FUND	CONSERVATIVE GROWTH FUND	GROWTH & INCOME FUND
ASSETS:
Investments, at cost	$436,897	$455,073	$11,277,215
Investments in affiliates, at cost	34,106,181	41,680,486	8,197,973
Investments, at value	$436,897	$455,073	$10,436,517
Investments in affiliates, at value	32,194,672	38,225,114	7,334,427
Gold Investments, at fair value (Cost $7,240,876)	—	—	—
Cash	—	—	—
Foreign Cash (Cost $4,543)	—	—	—
Dividends and interest receivable	62,434	125,617	69,082
Receivable for fund shares sold	2,297	917	2,970
Receivable for foreign tax reclaims	—	—	—
Prepaid expenses and other assets	5,042	9,009	14,246
Total Assets	32,701,342	38,815,730	17,857,242

LIABILITIES:
Payable for securities purchased	—	—	—
Payable for fund shares redeemed	12,159	7,260	8,668
Payable to service providers	17,222	21,198	12,224
Accrued advisory fees	4,106	4,861	6,055
Accrued 12b-1 fees	7,462	9,253	4,070
Accrued expenses and other liabilities	28,263	15,631	32,054
Total Liabilities	69,212	58,203	63,071

Net Assets	$32,632,130	$38,757,527	$17,794,171

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$34,040,516	$41,667,426	$19,593,479
Accumulated earnings (deficit)	(1,408,386)	(2,909,899)	(1,799,308)
Net Assets	$32,632,130	$38,757,527	$17,794,171

STATEMENTS OF ASSETS LIABILITIES

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 82

	STRATEGIC GROWTH FUND		CONSERVATIVE GROWTH FUND		GROWTH & INCOME FUND
Class A
Net Assets	$29,927,813		$35,238,432		$12,726,459
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,403,237		3,692,648		1,282,708
Net Asset Value, offering price and redemption price per share	$8.79		$9.54		$9.92
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.30		$10.10		$10.50

Class C
Net Assets	$2,704,299		$3,519,077		$1,664,178
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	361,638		426,359		175,039
Net Asset Value, offering price and redemption price per share	$7.48		$8.25		$9.51
Minimum Redemption Price Per Share (NAV * 0.99)	$7.41		$8.17		$9.41

Class I
Net Assets	$18		$18		$3,403,534
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2		2		340,356
Net Asset Value, offering price and redemption price per share	$8.79	(a)	$9.54	(a)	$10.00

(a)	NAV does not reclaculate due to rounding of shares.

STATEMENTS OF ASSETS LIABILITIES

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 83

Section 5 | Statements of Operations

FOR THE YEAR ENDED SEPTEMBER 30, 2023

	AGGRESSIVE GROWTH FUND	INTERNATIONAL FUND	LARGE/MID CAP GROWTH FUND
Investment Income:
Interest income	$125,326	$328,325	$295,732
Dividend Income	381,052	4,020,746	1,222,240
Dividend income from affiliated investments	—	—	338,957
Foreign tax withheld	(29)	(749,014)	(8,384)
Total Investment Income	506,349	3,600,057	1,848,545

Operating Expenses:
Investment advisory fees	358,040	1,498,407	1,148,702
12b-1 Fees:
Class A	80,021	138,643	232,197
Class C	24,568	18,303	96,366
Administration fees	87,679	278,983	268,170
Registration fees	33,425	47,826	46,877
Non 12b-1 shareholder service fees	21,932	136,021	81,738
Printing expenses	21,879	40,934	38,023
Audit fees	14,857	14,772	15,090
Trustees’ fees	6,874	16,506	14,386
Legal fees	2,588	5,130	4,080
Compliance officer fees	1,448	14,981	10,597
Insurance expenses	1,352	3,263	3,674
Custody fees	1,145	20,070	17,111
Miscellaneous expenses	8,781	4,572	9,771
Total Operating Expenses	664,589	2,238,411	1,986,782
Less: Expenses waived by Advisor for Affiliated Holdings	—	—	(174,958)
Less: Expenses waived by Advisor	(42,122)	(74,920)	(57,279)
Net Operating Expenses	622,467	2,163,491	1,754,545

Net Investment Income (Loss)	(116,118)	1,436,566	94,000

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	2,575,164	1,463,748	11,477,197
foreign currency transactions	—	150	38
and affiliated investments	—	—	274,680
Capital gain dividends from REITs	1,508	—	4,119
Net change in unrealized appreciation (depreciation) on investments	3,442,018	19,302,859	9,560,226
affiliated investments	—	—	(159,755)
and foreign currency translations	—	(146)	29
Net Realized and Unrealized Gain on Investments	6,018,690	20,766,611	21,156,534

Net Increase in Net Assets Resulting From Operations	$5,902,572	$22,203,177	$21,250,534

STATEMENTS OF OPERATIONS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 84

	SMALL CAP VALUE FUND	LARGE/MID CAP VALUE FUND	FIXED INCOME FUND
Investment Income:
Interest income	$159,115	$732,608	$3,025,842
Dividend Income	3,270,339	3,303,148	—
Dividend income from affiliated investments	192,605	1,037,989	332,316
Foreign tax withheld	(4,390)	(13,222)	—
Total Investment Income	3,617,669	5,060,523	3,358,158

Operating Expenses:
Investment advisory fees	1,390,347	2,388,677	620,665
12b-1 Fees:
Class A	251,111	414,710	184,332
Class C	66,208	155,092	85,308
Administration fees	305,782	519,461	233,227
Registration fees	38,651	79,405	48,514
Non 12b-1 shareholder service fees	113,738	172,390	89,282
Printing expenses	39,151	64,362	32,440
Audit fees	14,966	14,985	14,952
Trustees’ fees	17,241	43,310	15,591
Legal fees	5,100	8,850	3,060
Compliance officer fees	17,110	24,978	9,495
Insurance expenses	4,343	2,111	2,712
Custody fees	27,254	30,423	20,529
Miscellaneous expenses	7,356	5,407	3,357
Total Operating Expenses	2,298,358	3,924,161	1,363,464
Less: Expenses waived by Advisor for Affiliated Holdings	(145,931)	(406,839)	(29,805)
Less: Expenses waived by Advisor	(73,201)	(162,414)	(196,953)
Net Operating Expenses	2,079,226	3,354,908	1,136,706

Net Investment Income	1,538,443	1,705,615	2,221,452

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	4,566,296	207,415	(5,624,090)
foreign currency transactions	(54)	—	—
and affiliated investments	—	790,494	(187,673)
Capital gain dividends from REITs	185,673	3,088	—
Net change in unrealized appreciation (depreciation) on investments	12,324,637	30,351,965	3,152,513
affiliated investments	1,899,732	632,897	—
and foreign currency translations	—	—	—
Net Realized and Unrealized Gain on Investments	18,976,284	31,985,859	(2,659,250)

Net Increase (Decrease) in Net Assets Resulting From Operations	$20,514,727	$33,691,474	$(437,798)

STATEMENTS OF OPERATIONS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 85

	HIGH YIELD BOND FUND	INTERNATIONAL FUND	ISRAEL COMMON VALUES FUND
Investment Income:
Interest income	$9,051,686	$171,972	$689,470
Dividend Income	145	2,833,764	1,041,206
Dividend income from affiliated investments	454,008	—	215,586
Foreign tax withheld	—	(648,159)	(52,050)
Total Investment Income	9,505,839	2,357,577	1,894,212

Operating Expenses:
Investment advisory fees	883,693	1,002,146	460,311
12b-1 fees:
Class A	161,706	128,308	115,789
Class C	24,807	93,035	45,029
Administration fees	336,910	235,635	173,641
Non 12b-1 shareholder service fees	149,394	74,950	45,869
Registration fees	67,150	37,979	43,463
Printing expenses	55,862	56,856	27,408
Trustees’ fees	29,524	21,516	14,017
Custody fees	18,227	102,376	55,691
Audit fees	16,842	16,433	16,471
Compliance officer fees	12,693	10,132	8,545
Insurance expenses	3,735	3,547	2,264
Legal fees	2,700	2,160	1,620
Miscellaneous expenses	10,451	4,250	6,992
Total Operating Expenses	1,773,694	1,789,323	1,017,110
Less: Expenses waived by Advisor for Affiliated Holdings	(52,505)	—	(30,894)
Less: Expenses waived by Advisor	(138,531)	—	(35,785)
Net Operating Expenses	1,582,658	1,789,323	950,431

Net Investment Income	7,923,181	568,254	943,781

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	(8,202,117)	(1,919,375)	744,621
foreign currency transactions	—	(11,859)	(1,444)
and affiliated investments	(281,021)	—	(17,576)
Capital gain distributions from affiliated funds	—	—	—
Capital gain dividends from REITs	—	—	65,638
Net change in unrealized appreciation (depreciation) on investments	14,300,995	(9,780,311)	3,527,427
affiliated investments	—	—	158,109
alternative investments	—	—	1,152,387
and foreign currency translations	—	894	(37)
Net Realized and Unrealized Gain (Loss) on Investments	5,817,857	(11,710,651)	5,629,125

Net Increase (Decrease) in Net Assets Resulting From Operations	$13,741,038	$(11,142,397)	$6,572,906

STATEMENTS OF OPERATIONS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 86

	DEFENSIVE STRATEGIES FUND	STRATEGIC GROWTH FUND	CONSERVATIVE GROWTH FUND
Investment Income:
Interest income	$40,226	$51,139	$355,942
Dividend Income	—	—	—
Dividend income from affiliated investments	773,727	954,879	227,483
Foreign tax withheld	—	—	—
Total Investment Income	813,953	1,006,018	583,425

Operating Expenses:
Investment advisory fees	224,050	271,072	141,747
12b-1 fees:
Class A	37,410	43,940	32,823
Class C	20,848	29,502	18,628
Administration fees	78,442	104,694	67,789
Non 12b-1 shareholder service fees	13,477	4,291	12,564
Registration fees	29,015	27,558	27,068
Printing expenses	21,406	26,063	20,059
Trustees’ fees	6,087	8,184	4,150
Custody fees	5,059	4,954	10,369
Audit fees	16,581	16,460	16,234
Compliance officer fees	4,358	805	2,743
Insurance expenses	441	683	768
Legal fees	720	900	360
Miscellaneous expenses	1,613	2,386	10,444
Total Operating Expenses	459,507	541,492	365,746
Less: Expenses waived by Advisor for Affiliated Holdings	—	—	(58,867)
Less: Expenses waived by Advisor	(86,232)	(102,745)	(14,626)
Net Operating Expenses	373,275	438,747	292,253

Net Investment Income	440,678	567,271	291,172

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	—	—	(452,385)
foreign currency transactions	—	—	—
and affiliated investments	142,428	110,867	724,060
Capital gain distributions from affiliated funds	65,184	63,565	—
Capital gain dividends from REITs	—	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—	62,983
affiliated investments	1,785,933	1,270,530	(502,042)
alternative investments	—	—	—
and foreign currency translations	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1,993,545	1,444,962	(167,384)

Net Increase in Net Assets Resulting From Operations	$2,434,223	$2,012,233	$123,788

STATEMENTS OF OPERATIONS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 87

Section 6 | Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income (loss)	$(116,118)	$(416,583)	$1,436,566	$1,349,477
Net realized gain (loss) from investments and foreign currency transactions	2,576,672	2,412,528	1,463,898	(3,059,947)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	3,442,018	(15,341,328)	19,302,713	(41,656,133)
Net increase (decrease) in net assets resulting from operations	5,902,572	(13,345,383)	22,203,177	(43,366,603)

Distributions to Shareholders:
Total distributions paid
Class A	(886,181)	(3,166,804)	(242,141)	(270,831)
Class C	(91,155)	(319,674)	—	—
Class I	(146,597)	(1,078,951)	(572,599)	(517,840)
Total dividends and distributions to shareholders	(1,123,933)	(4,565,429)	(814,740)	(788,671)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,490,305	6,798,763	14,838,545	12,160,604
Class C	462,776	472,219	478,792	284,468
Class I	20,983,945	4,132,982	51,222,061	35,654,044
Reinvestment of dividends and distributions
Class A	854,542	3,076,335	203,371	237,790
Class C	90,051	314,956	—	—
Class I	135,571	1,017,533	405,754	347,901
Cost of shares redeemed
Class A	(5,273,576)	(6,520,183)	(11,132,405)	(10,240,838)
Class C	(497,386)	(371,290)	(402,666)	(494,212)
Class I	(18,368,393)	(9,190,149)	(31,128,361)	(13,721,678)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,877,835	(268,834)	24,485,091	24,228,079

Total Increase (Decrease) in Net Assets	7,656,474	(18,179,646)	45,873,528	(19,927,195)

Net Assets:
Beginning of year	34,717,999	52,897,645	116,586,342	136,513,537
End of year	$42,374,473	$34,717,999	$162,459,870	$116,586,342

Share Activity:
Shares Sold
Class A	474,340	645,706	1,334,490	1,074,374
Class C	65,331	57,410	46,285	24,476
Class I	1,996,454	361,658	4,641,314	3,086,411
Shares Reinvested
Class A	94,113	261,372	18,972	18,947
Class C	13,261	35,191	—	—
Class I	14,484	84,094	37,780	27,677
Shares Redeemed
Class A	(556,670)	(609,956)	(1,010,574)	(888,203)
Class C	(71,344)	(48,564)	(39,228)	(43,694)
Class I	(1,751,336)	(859,288)	(2,835,781)	(1,204,533)
Net increase (decrease) in shares of beneficial interest outstanding	278,633	(72,377)	2,193,258	2,095,455

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 88

	Large/Mid Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income (loss)	$94,000	$(483,325)	$1,538,443	$821,337
Net realized gain from investments and foreign currency transactions	11,756,034	12,702,779	4,566,242	11,989,881
Capital gain dividends from REITs	—	—	185,673	145,929
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	9,400,500	(39,203,897)	14,224,369	(42,761,726)
Net increase (decrease) in net assets resulting from operations	21,250,534	(26,984,443)	20,514,727	(29,804,579)

Distributions to Shareholders:
Total distributions paid
Class A	(8,357,597)	(6,125,923)	(6,249,977)	(9,637,804)
Class C	(1,163,353)	(919,025)	(616,255)	(983,809)
Class I	(2,198,299)	(1,710,601)	(3,302,915)	(5,204,941)
Total dividends and distributions to shareholders	(11,719,249)	(8,755,549)	(10,169,147)	(15,826,554)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	12,086,420	22,960,254	7,002,628	14,285,397
Class C	1,454,167	1,737,733	1,199,547	1,136,844
Class I	28,650,628	24,914,569	38,632,157	16,782,944
Reinvestment of dividends and distributions
Class A	8,050,811	5,942,037	6,022,122	9,252,978
Class C	1,134,944	893,579	600,778	965,184
Class I	2,010,936	1,548,553	3,083,981	4,805,204
Cost of shares redeemed
Class A	(15,511,902)	(17,431,366)	(11,829,855)	(12,852,757)
Class C	(1,702,208)	(1,860,539)	(1,248,875)	(1,306,981)
Class I	(9,838,117)	(24,237,143)	(23,468,305)	(16,626,684)
Net increase in net assets from share transactions of beneficial interest	26,335,679	14,467,677	19,994,178	16,442,129

Total Increase (Decrease) in Net Assets	35,866,964	(21,272,315)	30,339,758	(29,189,004)

Net Assets:
Beginning of year	113,169,905	134,442,220	140,203,585	169,392,589
End of year	$149,036,869	$113,169,905	$170,543,343	$140,203,585

Share Activity:
Shares Sold
Class A	1,171,671	1,963,175	397,289	766,831
Class C	190,058	185,900	109,728	88,010
Class I	2,695,519	2,023,305	2,113,130	859,880
Shares Reinvested
Class A	812,395	458,845	343,925	461,955
Class C	156,544	90,627	56,358	76,059
Class I	196,572	116,433	173,063	236,012
Shares Redeemed
Class A	(1,515,394)	(1,506,365)	(670,732)	(661,742)
Class C	(227,260)	(210,222)	(116,914)	(107,700)
Class I	(919,747)	(2,034,559)	(1,322,793)	(848,425)
Net increase in shares of beneficial interest outstanding	2,560,358	1,087,139	1,083,054	870,880

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 89

	Large/Mid Cap Value Fund		Fixed Income Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$1,705,615	$966,275	$2,221,452	$1,005,202
Net realized gain (loss) from investments and foreign currency transactions	997,909	16,388,620	(5,811,763)	(1,094,738)
Capital gain dividends from REITs	3,088	3,114	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	30,984,862	(44,360,840)	3,152,513	(17,624,089)
Net increase (decrease) in net assets resulting from operations	33,691,474	(27,002,831)	(437,798)	(17,713,625)

Distributions to Shareholders:
Total distributions paid
Class A	(8,491,776)	(7,549,688)	(1,537,644)	(962,214)
Class C	(1,067,512)	(979,388)	(132,190)	(57,666)
Class I	(4,721,274)	(3,830,408)	(606,661)	(341,148)
Total dividends and distributions to shareholders	(14,280,562)	(12,359,484)	(2,276,495)	(1,361,028)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	17,644,025	30,609,409	10,264,261	18,885,674
Class C	2,912,101	2,753,183	930,481	1,105,757
Class I	59,642,729	52,851,310	16,118,195	30,558,230
Reinvestment of dividends and distributions
Class A	8,119,208	7,176,779	1,344,833	869,034
Class C	1,041,605	944,691	99,296	44,199
Class I	4,208,753	3,624,620	492,335	295,153
Cost of shares redeemed
Class A	(22,922,491)	(26,834,180)	(22,610,116)	(21,295,182)
Class C	(3,233,973)	(2,568,862)	(2,037,419)	(2,050,201)
Class I	(43,223,850)	(41,124,442)	(10,335,104)	(24,293,736)
Net increase (decrease) in net assets from share transactions of beneficial interest	24,188,107	27,432,508	(5,733,238)	4,118,928

Total Increase (Decrease) in Net Assets	43,599,019	(11,929,807)	(8,447,531)	(14,955,725)

Net Assets:
Beginning of year	241,568,230	253,498,037	111,387,967	126,343,692
End of year	$285,167,249	$241,568,230	$102,940,436	$111,387,967

Share Activity:
Shares Sold
Class A	858,342	1,417,264	1,133,685	1,911,750
Class C	195,481	169,511	106,527	114,172
Class I	2,849,297	2,393,106	1,794,335	3,122,628
Shares Reinvested
Class A	399,567	313,123	150,383	92,242
Class C	71,687	56,232	11,577	4,850
Class I	204,606	156,234	55,645	31,359
Shares Redeemed
Class A	(1,115,087)	(1,247,185)	(2,482,221)	(2,150,743)
Class C	(221,160)	(161,301)	(236,081)	(216,378)
Class I	(2,056,109)	(1,892,940)	(1,159,014)	(2,519,843)
Net increase (decrease) in shares of beneficial interest outstanding	1,186,624	1,204,044	(625,164)	390,037

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 90

	High Yield Bond Fund		Israel Common Values Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$7,923,181	$6,504,044	$568,254	$283,427
Net realized gain (loss) from investments and foreign currency transactions	(8,483,138)	784,476	(1,931,234)	(2,739,206)
Capital gain dividends from REITs	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	14,300,995	(31,248,562)	(9,779,417)	(13,150,439)
Net increase (decrease) in net assets resulting from operations	13,741,038	(23,960,042)	(11,142,397)	(15,606,218)

Distributions to Shareholders:
Total distributions paid
Class A	(3,373,954)	(3,718,716)	—	—
Class C	(113,340)	(114,907)	—	—
Class I	(4,349,798)	(3,044,420)	—	—
Total dividends and distributions to shareholders	(7,837,092)	(6,878,043)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	18,004,465	43,968,574	11,962,354	13,848,947
Class C	766,453	844,628	781,957	2,187,797
Class I	102,250,908	82,264,598	19,014,293	26,289,974
Reinvestment of dividends and distributions
Class A	2,974,022	3,368,274	—	—
Class C	110,085	110,779	—	—
Class I	3,135,159	2,211,923	—	—
Cost of shares redeemed
Class A	(35,077,468)	(27,111,540)	(13,029,177)	(9,733,404)
Class C	(754,350)	(1,124,126)	(1,854,766)	(2,581,546)
Class I	(101,986,575)	(73,002,858)	(11,063,965)	(28,575,652)
Net increase (decrease) in net assets from share transactions of beneficial interest	(10,577,301)	31,530,252	5,810,696	1,436,116

Total Increase (Decrease) in Net Assets	(4,673,355)	692,167	(5,331,701)	(14,170,102)

Net Assets:
Beginning of year	137,195,612	136,503,445	100,853,003	115,023,105
End of year	$132,522,257	$137,195,612	$95,521,302	$100,853,003

Share Activity:
Shares Sold
Class A	2,145,704	4,614,615	572,009	542,485
Class C	89,026	87,645	40,465	89,184
Class I	12,107,178	9,130,532	911,164	992,186
Shares Reinvested
Class A	356,016	381,666	—	—
Class C	12,935	12,351	—	—
Class I	374,875	252,153	—	—
Shares Redeemed
Class A	(4,162,681)	(2,983,722)	(632,138)	(387,283)
Class C	(87,930)	(123,685)	(97,170)	(109,454)
Class I	(12,108,200)	(7,952,995)	(534,702)	(1,116,899)
Net increase (decrease) in shares of beneficial interest outstanding	(1,273,077)	3,418,560	259,628	10,219

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 91

	Defensive Strategies Fund		Strategic Growth Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$943,781	$1,554,931	$440,678	$192,174
Net realized gain from investments and foreign currency transactions	725,601	2,817,883	207,612	2,361,108
Capital gain dividends from REITs	65,638	73,885	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	4,837,886	(11,876,533)	1,785,933	(8,683,199)
Net increase (decrease) in net assets resulting from operations	6,572,906	(7,429,834)	2,434,223	(6,129,917)

Distributions to Shareholders:
Total distributions paid
Class A	(2,087,703)	(228,420)	(2,160,890)	(1,761,432)
Class C	(187,628)	—	(197,275)	(157,484)
Class I	(1,231,772)	(110,752)	—	—
Total dividends and distributions to shareholders	(3,507,103)	(339,172)	(2,358,165)	(1,918,916)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,149,362	18,091,026	2,119,961	3,552,656
Class C	416,209	2,626,397	261,558	649,841
Class I	12,672,145	33,004,917	18	—
Reinvestment of dividends and distributions
Class A	1,819,449	204,444	2,096,847	1,721,067
Class C	176,672	—	196,816	156,745
Class I	1,168,983	102,358	—	—
Cost of shares redeemed
Class A	(16,427,011)	(9,343,406)	(4,331,805)	(5,687,137)
Class C	(1,534,029)	(610,355)	(411,607)	(417,642)
Class I	(13,453,254)	(19,324,283)	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(8,011,474)	24,751,098	(68,212)	(24,470)

Total Increase (Decrease) in Net Assets	(4,945,671)	16,982,092	7,846	(8,073,303)

Net Assets:
Beginning of year	75,461,711	58,479,619	32,624,284	40,697,587
End of year	$70,516,040	$75,461,711	$32,632,130	$32,624,284

Share Activity:
Shares Sold
Class A	548,607	1,286,505	234,939	354,853
Class C	33,759	196,058	33,800	73,324
Class I	968,235	2,328,285	2	—
Shares Reinvested
Class A	141,702	14,740	232,983	162,212
Class C	14,612	—	25,594	17,093
Class I	91,042	7,380	—	—
Shares Redeemed
Class A	(1,242,611)	(664,053)	(477,887)	(560,494)
Class C	(124,531)	(47,132)	(53,181)	(47,405)
Class I	(1,030,897)	(1,410,020)	—	—
Net increase (decrease) in shares of beneficial interest outstanding	(600,082)	1,711,763	(3,750)	(417)

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 92

	Conservative Growth Fund		Growth & Income Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Operations:
Net investment income	$567,271	$170,985	$291,172	$178,666
Net realized gain from investments, affiliated investments and foreign currency transactions	174,432	2,241,593	271,675	981,846
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	1,270,530	(9,647,239)	(439,059)	(2,860,270)
Net increase (decrease) in net assets resulting from operations	2,012,233	(7,234,661)	123,788	(1,699,758)

Distributions to Shareholders:
Total distributions paid
Class A	(1,949,664)	(1,825,573)	(1,005,818)	(210,548)
Class C	(216,573)	(241,602)	(138,050)	(17,407)
Class I	—	—	(289,249)	(48,672)
Total dividends and distributions to shareholders	(2,166,237)	(2,067,175)	(1,433,117)	(276,627)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,813,711	5,574,779	1,777,993	3,439,486
Class C	555,686	1,088,995	432,927	544,945
Class I	18	—	2,501,037	3,133,878
Reinvestment of dividends and distributions
Class A	1,878,918	1,763,564	947,767	197,107
Class C	207,916	233,389	136,611	17,139
Class I	—	—	276,568	45,237
Cost of shares redeemed
Class A	(5,380,917)	(8,140,008)	(2,236,709)	(3,283,823)
Class C	(1,095,974)	(1,934,133)	(691,367)	(372,602)
Class I	—	—	(2,268,045)	(1,717,298)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,020,642)	(1,413,414)	876,782	2,004,069

Total Increase (Decrease) in Net Assets	(2,174,646)	(10,715,250)	(432,547)	27,684

Net Assets:
Beginning of year	40,932,173	51,647,423	18,226,718	18,199,034
End of year	$38,757,527	$40,932,173	17,794,171	$18,226,718

Share Activity:
Shares Sold
Class A	185,211	504,674	170,280	283,962
Class C	65,417	114,455	42,270	47,121
Class I	2	—	234,320	257,713
Shares Reinvested
Class A	191,920	155,516	89,873	16,679
Class C	24,432	23,433	13,480	1,485
Class I	—	—	26,024	3,830
Shares Redeemed
Class A	(549,980)	(753,775)	(210,706)	(275,448)
Class C	(129,415)	(206,214)	(68,334)	(32,396)
Class I	—	—	(213,605)	(142,912)
Net increase (decrease) in shares of beneficial interest outstanding	(212,413)	(161,911)	83,602	160,034

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 93

Section 7 | Financial Highlights

Aggressive Growth Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.42		$12.53	$9.92	$7.87	$9.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.03)		(0.09)	(0.14)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.50		(2.95)	3.39	2.14	(0.81)
Total from investment operations	1.47		(3.04)	3.25	2.05	(0.88)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.27)		(1.07)	(0.64)	—	(0.52)
Return of Capital	—		—	—	—	(0.00)*
Total distributions	(0.27)		(1.07)	(0.64)	—	(0.52)

Net asset value, end of year	$9.62		$8.42	$12.53	$9.92	$7.87

Total return (B)(C)	17.59%		(26.66)%	33.89%	26.05%	(8.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,076		$27,983	$37,917	$30,316	$21,802
Ratios to average net assets
Expenses, before waiver and reimbursement	1.58%		1.62%	1.60%	1.71%	1.64%
Expenses, net waiver and reimbursement (D)	1.48	%(E)	1.52%	1.50%	1.61%	1.56%
Net investment loss, before waiver and reimbursement	(0.38)%		(1.00)%	(1.30)%	(1.19)%	(0.91)%
Net investment loss, net waiver and reimbursement (D)	(0.28	)%(E)	(0.90)%	(1.20)%	(1.09)%	(0.82)%
Portfolio turnover rate	67%		46%	67%	96%	77%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.03%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 94

Aggressive Growth Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$6.36		$9.79	$7.93	$6.34	$7.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)		(0.13)	(0.18)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	1.12		(2.23)	2.68	1.71	(0.67)
Total from investment operations	1.05		(2.36)	2.50	1.59	(0.78)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.27)		(1.07)	(0.64)	—	(0.52)
Return of Capital	—		—	—	—	(0.00)*
Total distributions	(0.27)		(1.07)	(0.64)	—	(0.52)

Net asset value, end of year	$7.14		$6.36	$9.79	$7.93	$6.34

Total return (B)(C)	16.66%		(27.23)%	32.87%	25.08%	(9.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,466		$2,150	$2,877	$2,230	$2,433
Ratios to average net assets
Expenses, before waiver and reimbursement	2.33%		2.37%	2.35%	2.46%	2.39%
Expenses, net waiver and reimbursement (D)	2.23	%(E)	2.27%	2.25%	2.36%	2.31%
Net investment loss, before waiver and reimbursement	(1.13)%		(1.75)%	(2.05)%	(1.92)%	(1.73)%
Net investment loss, net waiver and reimbursement (D)	(1.03	)%(E)	(1.65)%	(1.95)%	(1.82)%	(1.64)%
Portfolio turnover rate	67%		46%	56%	96%	77%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.03%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 95

Aggressive Growth Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.67		$12.84	$10.13	$8.02	$9.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.00	)*	(0.09)	(0.12)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.53		(3.01)	3.47	2.19	(0.82)
Total from investment operations	1.53		(3.10)	3.35	2.11	(0.87)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.27)		(1.07)	(0.64)	—	(0.52)
Return of Capital	—		—	—	—	(0.00)*
Total distributions	(0.27)		(1.07)	(0.64)	—	(0.52)

Net asset value, end of year	$9.93		$8.67	$12.84	$10.13	$8.02

Total return (B)	17.78%		(26.48)%	34.19%	26.31%	(8.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,833		$4,586	$12,104	$3,759	$1,233
Ratios to average net assets
Expenses, before waiver and reimbursement	1.33%		1.44%	1.35%	1.46%	1.39%
Expenses, net waiver and reimbursement (C)	1.23	%(D)	1.34%	1.25%	1.36%	1.31%
Net investment income (loss), before waiver and reimbursement	(0.13)%		(0.85)%	(1.05)%	(1.02)%	(0.67)%
Net investment income (loss), net waiver and reimbursement (C)	(0.03	)%(D)	(0.75)%	(0.95)%	(0.92)%	(0.57)%
Portfolio turnover rate	67%		46%	56%	96%	77%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.03%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 96

International Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$9.16		$12.84	$9.92	$9.09	$9.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09		0.10	0.02	(0.03)	0.09
Net realized and unrealized gain (loss) on investments	1.68		(3.72)	2.90	0.94	(0.64)
Total from investment operations	1.77		(3.62)	2.92	0.91	(0.55)

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.06)	—	(0.08)	(0.10)
Return of Capital	—		—	—	0.00 *	—
Total distributions	(0.05)		(0.06)	—	(0.08)	(0.10)

Net asset value, end of year	$10.88		$9.16	$12.84	$9.92	$9.09

Total return (B)(C)	19.31%		(28.33)%	29.44%	10.00%	(5.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$57,824		$45,524	$61,220	$48,608	$58,397
Ratios to average net assets
Expenses, before waiver and reimbursement	1.64%		1.72%	1.63%	1.76%	1.71%
Expenses, net waiver and reimbursement (D)	1.59	%(E)	1.67%	1.58%	1.71%	1.67%
Net investment income (loss) before waiver and reimbursement	0.76%		0.79%	0.13%	(0.38)%	0.96%
Net investment income (loss), net waiver and reimbursement (D)	0.81	%(E)	0.84%	0.18%	(0.33)%	1.01%
Portfolio turnover rate	20%		7%	17%	25%	27%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.02%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 97

International Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.78		$12.35	$9.62	$8.80	$9.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01		0.00 *	(0.07)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	1.61		(3.57)	2.80	0.92	(0.61)
Total from investment operations	1.62		(3.57)	2.73	0.82	(0.60)

LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	(0.01)
Total distributions	—		—	—	—	(0.01)

Net asset value, end of year	$10.40		$8.78	$12.35	$9.62	$8.80

Total return (B)(C)	18.45%		(28.91)%	28.38%	9.32%	(6.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,841		$1,492	$2,337	$2,122	$2,641
Ratios to average net assets
Expenses, before waiver and reimbursement	2.39%		2.47%	2.38%	2.51%	2.46%
Expenses, net waiver and reimbursement (D)	2.34	%(E)	2.42%	2.33%	2.46%	2.42%
Net investment income (loss) before waiver and reimbursement	0.02%		0.00%	(0.65)%	(1.17)%	0.09%
Net investment income (loss), net waiver and reimbursement (D)	0.07	%(E)	0.05%	(0.60)%	(1.12)%	0.12%
Portfolio turnover rate	20%		7%	17%	25%	27%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.02%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 98

International Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$9.19		$12.89	$9.94	$9.10	$9.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.12		0.13	0.06	(0.01)	0.11
Net realized and unrealized gain (loss) on investments	1.69		(3.74)	2.89	0.96	(0.64)
Total from investment operations	1.81		(3.61)	2.95	0.95	(0.53)

LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.09)	—	(0.11)	(0.13)
Return of Capital	—		—	—	0.00 *	—
Total distributions	(0.08)		(0.09)	—	(0.11)	(0.13)

Net asset value, end of year	$10.92		$9.19	$12.89	$9.94	$9.10

Total return (B)	19.66%		(28.20)%	29.68%	10.42%	(5.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$102,795		$69,570	$72,957	$37,226	$28,542
Ratios to average net assets
Expenses, before waiver and reimbursement	1.39%		1.47%	1.38%	1.51%	1.46%
Expenses, net waiver and reimbursement (C)	1.34	%(D)	1.42%	1.33%	1.46%	1.42%
Net investment income (loss), before waiver and reimbursement	1.03%		1.13%	0.45%	(0.16)%	1.24%
Net investment income (loss), net waiver and reimbursement (C)	1.08	%(D)	1.18%	0.50%	(0.11)%	1.28%
Portfolio turnover rate	20%		7%	17%	25%	27%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.02%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 99

Large/Mid Cap Growth Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$9.65		$12.61	$9.77	$8.70	$9.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01		(0.04)	(0.07)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.76		(2.12)	3.10	1.48	(0.19)
Total from investment operations	1.77		(2.16)	3.03	1.44	(0.22)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.99)		(0.80)	(0.19)	(0.37)	(0.42)
Total distributions	(0.99)		(0.80)	(0.19)	(0.37)	(0.42)

Net asset value, end of year	$10.43		$9.65	$12.61	$9.77	$8.70

Total return (B)(C)	18.83%		(18.74)%	31.32%	16.93%	(1.48)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$94,109		$82,627	$96,378	$70,891	$64,150
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%		1.50%	1.50%	1.54%	1.56%
Expenses, net waiver and reimbursement (D,E)	1.29	%(F)	1.30%	1.39%	1.49%	1.52%
Net investment income (loss) before waiver and reimbursement	(0.11)%		(0.55)%	(0.71)%	(0.48)%	(0.35)%
Net investment income (loss), net waiver and reimbursement (D,E)	0.07	%(F)	(0.35)%	(0.60)%	(0.43)%	(0.31)%
Portfolio turnover rate	39%		35%	22%	23%	44%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(F)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.06%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 100

Large/Mid Cap Growth Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$7.31		$9.79	$7.68	$6.96	$7.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.05)		(0.10)	(0.12)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.31		(1.58)	2.42	1.17	(0.18)
Total from investment operations	1.26		(1.68)	2.30	1.09	(0.25)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.99)		(0.80)	(0.19)	(0.37)	(0.42)
Total distributions	(0.99)		(0.80)	(0.19)	(0.37)	(0.42)

Net asset value, end of year	$7.58		$7.31	$9.79	$7.68	$6.96

Total return (B)(C)	17.79%		(19.27)%	30.32%	16.09%	(2.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,802		$8,577	$10,845	$8,192	$7,950
Ratios to average net assets
Expenses, before waiver and reimbursement	2.21%		2.25%	2.25%	2.29%	2.31%
Expenses, net waiver and reimbursement (D,E)	2.04	%(F)	2.05%	2.14%	2.24%	2.27%
Net investment loss before waiver and reimbursement	(0.85)%		(1.30)%	(1.46)%	(1.23)%	(1.10)%
Net investment loss, net waiver and reimbursement (D,E)	(0.68	)%(F)	(1.10)%	(1.35)%	(1.18)%	(1.06)%
Portfolio turnover rate	39%		35%	22%	23%	44%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(F)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.06%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 101

Large/Mid Cap Growth Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$9.94		$12.93	$9.99	$8.86	$9.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03		(0.01)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.81		(2.18)	3.17	1.52	(0.19)
Total from investment operations	1.84		(2.19)	3.13	1.50	(0.20)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.99)		(0.80)	(0.19)	(0.37)	(0.42)
Total distributions	(0.99)		(0.80)	(0.19)	(0.37)	(0.42)

Net asset value, end of year	$10.79		$9.94	$12.93	$9.99	$8.86

Total return (B)	19.01%		(18.50)%	31.64%	17.30%	(1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$45,126		$21,966	$27,220	$19,378	$14,016
Ratios to average net assets
Expenses, before waiver and reimbursement	1.21%		1.25%	1.25%	1.29%	1.31%
Expenses, net waiver and reimbursement (C,D)	1.04	%(E)	1.05%	1.14%	1.24%	1.27%
Net investment income (loss), before waiver and reimbursement	0.13%		(0.30)%	(0.45)%	(0.22)%	(0.09)%
Net investment income (loss), net waiver and reimbursement (C,D)	0.31	%(E)	(0.10)%	(0.34)%	(0.17)%	(0.06)%
Portfolio turnover rate	39%		35%	22%	23%	44%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.06%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 102

Small Cap Value Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$15.98		$21.35	$14.16	$17.15	$20.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.16		0.09	0.12	0.04	0.06
Net realized and unrealized gain (loss) on investments	2.32		(3.50)	7.10	(2.39)	(1.28)
Total from investment operations	2.48		(3.41)	7.22	(2.35)	(1.22)

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.08)	(0.03)	(0.04)	—
From net realized gains on investments	(1.07)		(1.88)	—	(0.60)	(2.30)
Total distributions	(1.14)		(1.96)	(0.03)	(0.64)	(2.30)

Net asset value, end of year	$17.32		$15.98	$21.35	$14.16	$17.15

Total return (B)(C)	15.45%		(17.84)%	51.03%	(14.38)%	(3.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$96,865		$88,234	$105,800	$74,130	$99,077
Ratios to average net assets
Expenses, before waiver and reimbursement	1.47%		1.50%	1.46%	1.57%	1.52%
Expenses, net waiver and reimbursement (D,F)	1.32	%(G)	1.34%	1.34%	1.47%	1.43%
Net investment income, before waiver and reimbursement	0.74%		0.30%	0.50%	0.19%	0.29%
Net investment income, net waiver and reimbursement (D,E,F)	0.89	%(G)	0.46%	0.62%	0.29%	0.38%
Portfolio turnover rate	55%		49%	61%	73%	63%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(G)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.05%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 103

Small Cap Value Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$10.06		$14.16	$9.45	$11.69	$15.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01		(0.04)	(0.02)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.48		(2.18)	4.73	(1.59)	(1.05)
Total from investment operations	1.49		(2.22)	4.71	(1.64)	(1.10)

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.07)		(1.88)	—	(0.60)	(2.30)
Total distributions	(1.07)		(1.88)	—	(0.60)	(2.30)

Net asset value, end of year	$10.48		$10.06	$14.16	$9.45	$11.69

Total return (B)(C)	14.61%		(18.44)%	49.84%	(15.01)%	(4.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,502		$5,747	$7,293	$5,663	$8,963
Ratios to average net assets
Expenses, before waiver and reimbursement	2.22%		2.25%	2.21%	2.32%	2.27%
Expenses, net waiver and reimbursement (D,F)	2.07	%(G)	2.09%	2.09%	2.22%	2.18%
Net investment income (loss), before waiver and reimbursement	0.00	%*	(0.46)%	(0.26)%	(0.55)%	(0.50)%
Net investment income (loss), net waiver and reimbursement (D,E,F)	0.15	%(G)	(0.30)%	(0.14)%	(0.45)%	(0.42)%
Portfolio turnover rate	55%		49%	61%	73%	63%

*	Amount is less than 0.005% per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(G)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.05%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 104

Small Cap Value Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$16.27		$21.71	$14.42	$17.45	$20.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20		0.14	0.17	0.08	0.11
Net realized and unrealized gain (loss) on investments	2.38		(3.57)	7.21	(2.42)	(1.29)
Total from investment operations	2.58		(3.43)	7.38	(2.34)	(1.18)

LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.13)	(0.09)	(0.09)	—
From net realized gains on investments	(1.07)		(1.88)	—	(0.60)	(2.30)
Total distributions	(1.19)		(2.01)	(0.09)	(0.69)	(2.30)

Net asset value, end of year	$17.66		$16.27	$21.71	$14.42	$17.45

Total return (B)	15.78%		(17.65)%	51.33%	(14.14)%	(3.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$67,177		$46,222	$56,299	$35,473	$36,993
Ratios to average net assets
Expenses, before waiver and reimbursement	1.22%		1.25%	1.21%	1.32%	1.27%
Expenses, net waiver and reimbursement (C,E)	1.07	%(F)	1.09%	1.09%	1.22%	1.18%
Net investment income, before waiver and reimbursement	1.00%		0.55%	0.75%	0.44%	0.56%
Net investment income, net waiver and reimbursement (C,D,E)	1.15	%(F)	0.72%	0.87%	0.54%	0.64%
Portfolio turnover rate	55%		49%	61%	73%	63%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(F)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.05%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 105

Large/Mid Cap Value Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$18.91		$21.88	$17.43	$18.86	$20.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.12		0.07	(0.01)	0.03	0.09
Net realized and unrealized gain (loss) on investments (B)	2.51		(2.01)	5.12	0.72	0.12
Total from investment operations	2.63		(1.94)	5.11	0.75	0.21

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.00)*	(0.03)	(0.08)	(0.06)
From net realized gains on investments	(1.05)		(1.03)	(0.63)	(2.10)	(1.67)
Total distributions	(1.09)		(1.03)	(0.66)	(2.18)	(1.73)

Net asset value, end of year	$20.45		$18.91	$21.88	$17.43	$18.86

Total return (C)(D)	13.95%		(9.70)%	29.89%	3.93%	2.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$162,861		$147,928	$160,560	$130,296	$142,420
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%		1.46%	1.45%	1.51%	1.51%
Expenses, net waiver and reimbursement (E,G)	1.24	%(H)	1.21%	1.30%	1.41%	1.41%
Net investment income (loss), before waiver and reimbursement	0.36%		0.08%	(0.17)%	0.06%	0.42%
Net investment income (loss), net waiver and reimbursement (E,F,G)	0.56	%(H)	0.33%	(0.02)%	0.16%	0.52%
Portfolio turnover rate	17%		34%	33%	26%	51%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect sales load.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(H)	For the year ended September 30, 2023, the voluntary waiver was 0.07%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 106

Large/Mid Cap Value Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$13.78		$16.31	$13.21	$14.82	$16.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.03)		(0.07)	(0.12)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments (B)	1.83		(1.43)	3.85	0.57	0.03
Total from investment operations	1.80		(1.50)	3.73	0.49	0.00

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.05)		(1.03)	(0.63)	(2.10)	(1.67)
Total distributions	(1.05)		(1.03)	(0.63)	(2.10)	(1.67)

Net asset value, end of year	$14.53		$13.78	$16.31	$13.21	$14.82

Total return (C)(D)	13.06%		(10.34)%	28.91%	3.14%	1.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,111		$13,695	$15,162	$14,102	$16,627
Ratios to average net assets
Expenses, before waiver and reimbursement	2.20%		2.21%	2.20%	2.26%	2.26%
Expenses, net waiver and reimbursement (E,G)	1.99	%(H)	1.96%	2.05%	2.16%	2.16%
Net investment loss, before waiver and reimbursement	(0.40)%		(0.67)%	(0.92)%	(0.69)%	(0.32)%
Net investment loss, net waiver and reimbursement (E,F,G)	(0.19	)%(H)	(0.42)%	(0.77)%	(0.59)%	(0.22)%
Portfolio turnover rate	17%		34%	33%	26%	51%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period,and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(H)	For the year ended September 30, 2023, the voluntary waiver was 0.07%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 107

Large/Mid Cap Value Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$19.17		$22.14	$17.63	$19.05	$20.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17		0.13	0.04	0.07	0.14
Net realized and unrealized gain (loss) on investments	2.54		(2.04)	5.18	0.74	0.11
Total from investment operations	2.71		(1.91)	5.22	0.81	0.25

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.03)	(0.08)	(0.13)	(0.11)
From net realized gains on investments	(1.05)		(1.03)	(0.63)	(2.10)	(1.67)
Total distributions	(1.14)		(1.06)	(0.71)	(2.23)	(1.78)

Net asset value, end of year	$20.74		$19.17	$22.14	$17.63	$19.05

Total return (B)	14.21%		(9.48)%	30.20%	4.24%	2.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$107,195		$79,945	$77,776	$47,340	$47,477
Ratios to average net assets
Expenses, before waiver and reimbursement	1.20%		1.21%	1.20%	1.26%	1.26%
Expenses, net waiver and reimbursement (C,E)	0.99	%(F)	0.96%	1.05%	1.16%	1.16%
Net investment income, before waiver and reimbursement	0.61%		0.34%	0.08%	0.31%	0.66%
Net investment income, net waiver and reimbursement (C,D,E)	0.81	%(F)	0.59%	0.23%	0.41%	0.77%
Portfolio turnover rate	17%		34%	33%	26%	51%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(F)	For the year ended September 30, 2023, the voluntary waiver was 0.07%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 108

Fixed Income Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.92		$10.44	$10.80	$10.39	$9.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19		0.08	0.03	0.12	0.16
Net realized and unrealized gain (loss) on investments	(0.23)		(1.49)	(0.27)	0.44	0.60
Total from investment operations	(0.04)		(1.41)	(0.24)	0.56	0.76

LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.11)	(0.12)	(0.15)	(0.18)
Total distributions	(0.20)		(0.11)	(0.12)	(0.15)	(0.18)

Net asset value, end of year	$8.68		$8.92	$10.44	$10.80	$10.39

Total return (B)(C)	(0.55)%		(13.60)%	(2.20)%	5.39%	7.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$68,641		$81,219	$96,586	$91,403	$85,375
Ratios to average net assets
Expenses, before waiver and reimbursement	1.29%		1.22%	1.34%	1.30%	1.30%
Expenses, net waiver and reimbursement (D)	1.07	%(E)	1.02%	1.14%	1.10%	1.13%
Net investment income, before waiver and reimbursement	1.87%		0.64%	0.11%	0.90%	1.46%
Net investment income, net waiver and reimbursement (D)	2.09	%(E)	0.84%	0.31%	1.10%	1.62%
Portfolio turnover rate	68%		68%	45%	32%	53%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.07%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 109

Fixed Income Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.56		$10.04	$10.38	$9.99	$9.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.12		0.01	(0.04)	0.04	0.09
Net realized and unrealized gain (loss) on investments	(0.22)		(1.44)	(0.27)	0.42	0.57
Total from investment operations	(0.10)		(1.43)	(0.31)	0.46	0.66

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.05)	(0.03)	(0.07)	(0.11)
Total distributions	(0.14)		(0.05)	(0.03)	(0.07)	(0.11)

Net asset value, end of year	$8.32		$8.56	$10.04	$10.38	$9.99

Total return (B)(C)	(1.24)%		(14.24)%	(2.99)%	4.59%	7.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,628		$8,861	$11,369	$9,320	$8,502
Ratios to average net assets
Expenses, before waiver and reimbursement	2.04%		1.97%	2.09%	2.05%	2.05%
Expenses, net waiver and reimbursement (D)	1.82	%(E)	1.77%	1.89%	1.85%	1.88%
Net investment income (loss), before waiver and reimbursement	1.12%		(0.11)%	(0.64)%	0.15%	0.72%
Net investment income (loss), net waiver and reimbursement (D)	1.35	%(E)	0.09%	(0.44)%	0.35%	0.89%
Portfolio turnover rate	68%		68%	45%	32%	53%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.07%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 110

Fixed Income Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.83		$10.34	$10.73	$10.32	$9.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22		0.11	0.06	0.14	0.19
Net realized and unrealized gain (loss) on investments	(0.24)		(1.49)	(0.28)	0.44	0.59
Total from investment operations	(0.02)		(1.38)	(0.22)	0.58	0.78

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.13)	(0.17)	(0.17)	(0.20)
Total distributions	(0.22)		(0.13)	(0.17)	(0.17)	(0.20)

Net asset value, end of year	$8.59		$8.83	$10.34	$10.73	$10.32

Total return (B)	(0.30)%		(13.41)%	(2.07)%	5.70%	8.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$26,672		$21,308	$18,389	$13,215	$8,095
Ratios to average net assets
Expenses, before waiver and reimbursement	1.04%		0.97%	1.09%	1.05%	1.05%
Expenses, net waiver and reimbursement (C)	0.82	%(D)	0.77%	0.89%	0.85%	0.88%
Net investment income, before waiver and reimbursement	2.18%		0.90%	0.36%	1.12%	1.68%
Net investment income, net waiver and reimbursement (C)	2.41	%(D)	1.10%	0.56%	1.32%	1.86%
Portfolio turnover rate	68%		68%	45%	32%	53%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.07%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 111

High Yield Bond Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$7.98		$9.91	$9.26	$9.39	$9.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.44		0.41	0.41	0.43	0.39
Net realized and unrealized gain (loss) on investments	0.35		(1.90)	0.64	(0.15)	0.36
Total from investment operations	0.79		(1.49)	1.05	0.28	0.75

LESS DISTRIBUTIONS:
From net investment income	(0.45)		(0.41)	(0.40)	(0.41)	(0.38)
From net realized gains on investments	—		(0.03)	—	—	—
Total distributions	(0.45)		(0.44)	(0.40)	(0.41)	(0.38)

Net asset value, end of year	$8.32		$7.98	$9.91	$9.26	$9.39

Total return (B)(C)	10.00%		(15.45)%	11.42%	3.26%	8.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$56,855		$67,766	$64,216	$45,940	$39,777
Ratios to average net assets
Expenses, before waiver and reimbursement	1.32%		1.26%	1.38%	1.34%	1.35%
Expenses, net waiver and reimbursement (D)	1.19	%(E)	1.18%	1.33%	1.29%	1.31%
Net investment income, before waiver and reimbursement	5.06%		4.36%	4.15%	4.61%	4.24%
Net investment income, net waiver and reimbursement (D)	5.18	%(E)	4.44%	4.20%	4.66%	4.28%
Portfolio turnover rate	72%		24%	57%	91%	75%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.03%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 112

High Yield Bond Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.12		$10.08	$9.40	$9.52	$9.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.38		0.34	0.34	0.36	0.32
Net realized and unrealized gain (loss) on investments	0.37		(1.93)	0.66	(0.14)	0.36
Total from investment operations	0.75		(1.59)	1.00	0.22	0.68

LESS DISTRIBUTIONS:
From net investment income	(0.39)		(0.34)	(0.32)	(0.34)	(0.30)
From net realized gains on investments	—		(0.03)	—	—	—
Total distributions	(0.39)		(0.37)	(0.32)	(0.34)	(0.30)

Net asset value, end of year	$8.48		$8.12	$10.08	$9.40	$9.52

Total return (B)(C)	9.27%		(16.14)%	10.71%	2.45%	7.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,559		$2,337	$3,138	$2,427	$2,660
Ratios to average net assets
Expenses, before waiver and reimbursement	2.07%		2.01%	2.13%	2.09%	2.10%
Expenses, net waiver and reimbursement (D)	1.94	%(E)	1.93%	2.08%	2.04%	2.06%
Net investment income, before waiver and reimbursement	4.32%		3.60%	3.40%	3.84%	3.46%
Net investment income, net waiver and reimbursement (D)	4.44	%(E)	3.68%	3.45%	3.89%	3.50%
Portfolio turnover rate	72%		24%	57%	91%	75%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.03%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 113

High Yield Bond Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$7.98		$9.91	$9.26	$9.39	$9.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.46		0.43	0.44	0.45	0.42
Net realized and unrealized gain (loss) on investments	0.36		(1.90)	0.63	(0.14)	0.35
Total from investment operations	0.82		(1.47)	1.07	0.31	0.77

LESS DISTRIBUTIONS:
From net investment income	(0.47)		(0.43)	(0.42)	(0.44)	(0.40)
From net realized gains on investments	—		(0.03)	—	—	—
Total distributions	(0.47)		(0.46)	(0.42)	(0.44)	(0.40)

Net asset value, end of year	$8.33		$7.98	$9.91	$9.26	$9.39

Total return (B)	10.40%		(15.24)%	11.71%	3.53%	8.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$73,109		$67,093	$69,150	$30,924	$18,363
Ratios to average net assets
Expenses, before waiver and reimbursement	1.07%		1.01%	1.13%	1.09%	1.10%
Expenses, net waiver and reimbursement (C)	0.94	%(D)	0.93%	1.08%	1.04%	1.06%
Net investment income, before waiver and reimbursement	5.31%		4.59%	4.40%	4.86%	4.52%
Net investment income, net waiver and reimbursement (C)	5.45	%(D)	4.68%	4.45%	4.91%	4.56%
Portfolio turnover rate	72%		24%	57%	91%	75%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.03%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 114

Israel Common Values Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$21.61	$24.70	$16.55	$17.84	$15.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	0.05	(0.10)	(0.10)	0.00 *
Net realized and unrealized gain (loss) on investments	(2.38)	(3.14)	8.25	(1.01)	2.20
Total from investment operations	(2.27)	(3.09)	8.15	(1.11)	2.20

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.18)	—
From net realized gains on investments	—	—	—	—	(0.10)
Return of Capital	—	—	—	0.00 *	—
Total distributions	—	—	—	(0.18)	(0.10)

Net asset value, end of year	$19.34	$21.61	$24.70	$16.55	$17.84

Total return (B)(C)	(10.50)%	(12.51)%	49.24%	(6.35)%	14.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$47,004	$53,800	$57,667	$36,800	$49,123
Ratio of expenses to average net assets	1.82%	1.72%	1.72%	1.84%	1.76%
Ratio of net investment income (loss) to average net assets	0.53%	0.20%	(0.48)%	(0.62)%	0.02%
Portfolio turnover rate	7%	8%	12%	16%	23%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 115

Israel Common Values Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$20.22	$23.29	$15.73	$16.97	$15.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.05)	(0.13)	(0.26)	(0.22)	(0.12)
Net realized and unrealized gain (loss) on investments	(2.20)	(2.94)	7.82	(0.96)	2.10
Total from investment operations	(2.25)	(3.07)	7.56	(1.18)	1.98

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.06)	—
From net realized gains on investments	—	—	—	—	(0.10)
Return of Capital	—	—	—	0.00 *	—
Total distributions	—	—	—	(0.06)	(0.10)

Net asset value, end of year	$17.97	$20.22	$23.29	$15.73	$16.97

Total return (B)(C)	(11.13)%	(13.18)%	48.06%	(7.00)%	13.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,101	$10,263	$12,293	$9,076	$9,750
Ratio of expenses to average net assets	2.57%	2.47%	2.47%	2.59%	2.51%
Ratio of net investment loss to average net assets	(0.25%)	(0.54%)	(1.27)%	(1.37)%	(0.75)%
Portfolio turnover rate	7%	8%	12%	16%	23%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 116

Israel Common Values Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$21.88	$24.95	$16.68	$17.97	$15.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.17	0.12	(0.05)	(0.06)	0.06
Net realized and unrealized gain (loss) on investments	(2.41)	(3.19)	8.32	(1.01)	2.20
Total from investment operations	(2.24)	(3.07)	8.27	(1.07)	2.26

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.22)	—
From net realized gains on investments	—	—	—	—	(0.10)
Return of Capital	—	—	—	0.00 *	—
Total distributions	—	—	—	(0.22)	(0.10)

Net asset value, end of year	$19.64	$21.88	$24.95	$16.68	$17.97

Total return (B)	(10.24)%	(12.30)%	49.58%	(6.08)%	14.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,417	$36,790	$45,063	$23,928	$21,533
Ratio of expenses to average net assets	1.56%	1.47%	1.47%	1.59%	1.51%
Ratio of net investment income (loss) to average net assets	0.82%	0.48%	(0.22)%	(0.37)%	0.38%
Portfolio turnover rate	7%	8%	12%	16%	23%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 117

Defensive Strategies Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$12.52		$13.52	$11.78	$11.69	$11.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.15		0.28	0.10	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	0.88		(1.21)	1.64	0.44	0.48
Total from investment operations	1.03		(0.93)	1.74	0.43	0.54

LESS DISTRIBUTIONS:
From net investment income	(0.25)		(0.07)	—	(0.06)	(0.11)
From net realized gains on investments	(0.32)		—	—	(0.28)	(0.18)
Return of capital	—		—	—	0.00 *	—
Total distributions	(0.57)		(0.07)	—	(0.34)	(0.29)

Net asset value, end of year	$12.98		$12.52	$13.52	$11.78	$11.69

Total return (B)(C)	8.30%		(6.92)%	14.77%	3.75%	4.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$39,823		$45,313	$40,342	$29,577	$33,926
Ratios to average net assets
Expenses, before waiver and reimbursement	1.36%		1.42%	1.48%	1.54%	1.45%
Expenses, net waiver and reimbursement (D)	1.27	%(E)	1.37%	1.43%	1.49%	1.41%
Net investment income (loss), before waiver and reimbursement	1.09%		1.95%	0.74%	(0.13)%	0.52%
Net investment income (loss), net waiver and reimbursement (D)	1.18	%(E)	2.00%	0.79%	(0.08)%	0.56%
Portfolio turnover rate	46%		35%	34%	49%	34%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.02%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 118

Defensive Strategies Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$11.76		$12.74	$11.18	$11.13	$10.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05		0.18	0.01	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.83		(1.16)	1.55	0.42	0.46
Total from investment operations	0.88		(0.98)	1.56	0.33	0.43

LESS DISTRIBUTIONS:
From net investment income	(0.17)		—	—	—	(0.02)
From net realized gains on investments	(0.32)		—	—	(0.28)	(0.18)
From return of capital	—		—	—	0.00 *	—
Total distributions	(0.49)		—	—	(0.28)	(0.20)

Net asset value, end of year	$12.15		$11.76	$12.74	$11.18	$11.13

Total return (B)(C)	7.50%		(7.69)%	13.95%	3.01%	4.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,117		$4,880	$3,388	$2,464	$3,110
Ratios to average net assets
Expenses, before waiver and reimbursement	2.11%		2.17%	2.23%	2.29%	2.20%
Expenses, net waiver and reimbursement (D)	2.02	%(E)	2.12%	2.18%	2.24%	2.16%
Net investment income (loss), before waiver and reimbursement	0.30%		1.32%	(0.01)%	(0.89)%	(0.31)%
Net investment income (loss), net waiver and reimbursement (D)	0.39	%(E)	1.37%	0.04%	(0.84)%	(0.27)%
Portfolio turnover rate	46%		35%	34%	49%	34%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.02%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 119

Defensive Strategies Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$12.54		$13.55	$11.77	$11.69	$11.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19		0.35	0.17	0.02	0.09
Net realized and unrealized gain (loss) on investments	0.89		(1.26)	1.61	0.43	0.47
Total from investment operations	1.08		(0.91)	1.78	0.45	0.56

LESS DISTRIBUTIONS:
From net investment income	(0.29)		(0.10)	—	(0.09)	(0.14)
From net realized gains on investments	(0.32)		—	—	(0.28)	(0.18)
From return of capital	—		—	—	0.00 *	—
Total distributions	(0.61)		(0.10)	—	(0.37)	(0.32)

Net asset value, end of year	$13.01		$12.54	$13.55	$11.77	$11.69

Total return (B)(C)	8.64%		(6.80)%	15.12%	3.96%	5.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$26,576		$25,269	$14,750	$5,212	$3,692
Ratios to average net assets
Expenses, before waiver and reimbursement	1.11%		1.17%	1.23%	1.29%	1.20%
Expenses, net waiver and reimbursement (D)	1.03	%(E)	1.12%	1.18%	1.24%	1.16%
Net investment income, before waiver and reimbursement	1.36%		2.39%	1.21%	0.16%	0.78%
Net investment income, net waiver and reimbursement (D)	1.44	%(E)	2.44%	1.26%	0.21%	0.82%
Portfolio turnover rate	46%		35%	34%	49%	34%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.02%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 120

Strategic Growth Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.77		$10.92	$9.48	$9.64	$9.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.12		0.06	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.54		(1.70)	1.75	0.16	(0.04)
Total from investment operations	0.66		(1.64)	1.78	0.20	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.02)	(0.01)	—	—
From net realized gains on investments	(0.58)		(0.49)	(0.33)	(0.36)	(0.03)
Total distributions	(0.64)		(0.51)	(0.34)	(0.36)	(0.03)

Net asset value, end of year	$8.79		$8.77	$10.92	$9.48	$9.64

Total return (B)(C)	7.37%		(15.82)%	19.15%	2.03%	(0.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$29,928		$29,944	$37,731	$32,260	$32,318
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.28%		1.09%	1.10%	1.15%	1.12%
Expenses, net waiver and reimbursement (D)	1.03	%(E)	N/A	N/A	N/A	N/A
Net investment income, before waiver and reimbursement (D,F)	1.08%		0.56%	0.27%	0.42%	0.16%
Net investment income, net waiver and reimbursement (D,F)	1.33	%(E)	N/A	N/A	N/A	N/A
Portfolio turnover rate	26%		28%	22%	47%	50%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	For the period April 1, 2023 through September 30, 2023 the voluntary waiver was 0.25%.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 121

Strategic Growth Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$7.54		$9.50	$8.34	$8.58	$8.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05		(0.02)	(0.05)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	0.47		(1.45)	1.54	0.15	(0.12)
Total from investment operations	0.52		(1.47)	1.49	0.12	(0.09)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.58)		(0.49)	(0.33)	(0.36)	(0.03)
Total distributions	(0.58)		(0.49)	(0.33)	(0.36)	(0.03)

Net asset value, end of year	$7.48		$7.54	$9.50	$8.34	$8.58

Total return (B)(C)	6.75%		(16.42)%	18.19%	1.33%	(0.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,704		$2,680	$2,967	$2,743	$3,247
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.91%		1.84%	1.85%	1.90%	1.87%
Expenses, net waiver and reimbursement (D)	1.66	%(E)	N/A	N/A	N/A	N/A
Net investment income, before waiver and reimbursement (D,F)	0.45%		(0.20)%	(0.48)%	(0.32)%	0.35%
Net investment income, net waiver and reimbursement (D,F)	0.70	%(E)	N/A	N/A	N/A	N/A
Portfolio turnover rate	26%		28%	22%	47%	50%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	For the period April 1, 2023 through September 30, 2023 the voluntary waiver was 0.25%.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 122

Strategic Growth Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	FOR THE PERIOD ENDED SEPTEMBER 30
	2023*

Net asset value, beginning of period	$9.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.03
Net realized and unrealized loss on investments (B)	(0.32)
Total from investment operations	(0.29)

Net asset value, end of period	$8.79

Total return (C)(D)	(3.19	)%(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$18
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.03	%(G)
Expenses, net waiver and reimbursement (F)	0.78%(G,H)
Net investment income, before waiver and reimbursement (F,I)	3.37	%(G)
Net investment income, net waiver and reimbursement (F,I)	3.62%(G,H)
Portfolio turnover rate	26	%(E)

*	The Strategic Growth Fund Class I shares inception date is September 1, 2023.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.

(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(G)	Annualized.

(H)	For the period September 1, 2023 through September 30, 2023 the voluntary waiver was 0.02%.

(I)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 123

Conservative Growth Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$9.58		$11.66	$10.62	$10.66	$10.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14		0.05	0.02	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.33		(1.66)	1.31	0.30	0.10
Total from investment operations	0.47		(1.61)	1.33	0.35	0.15

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.02)	(0.04)	—	—
From net realized gains on investments	(0.47)		(0.45)	(0.25)	(0.39)	(0.24)
Total distributions	(0.51)		(0.47)	(0.29)	(0.39)	(0.24)

Net asset value, end of year	$9.54		$9.58	$11.66	$10.62	$10.66

Total return (B)(C)	4.79%		(14.48)%	12.63%	3.27%	1.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$35,238		$37,037	$46,151	$41,546	$40,590
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.24%		1.04%	1.10%	1.12%	1.08%
Expenses, net waiver and reimbursement (D)	0.99	%(E)	N/A	N/A	N/A	N/A
Net investment income, before waiver and reimbursement (D,F)	1.17%		0.43%	0.20%	0.43%	0.44%
Net investment income, net waiver and reimbursement (D,F)	1.42	%(E)	N/A	N/A	N/A	N/A
Portfolio turnover rate	27%		21%	21%	37%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	For the period April 1, 2023 through September 30, 2023 the voluntary waiver was 0.25%.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 124

Conservative Growth Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$8.36		$10.29	$9.43	$9.59	$9.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06		(0.03)	(0.06)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	0.30		(1.45)	1.17	0.26	0.06
Total from investment operations	0.36		(1.48)	1.11	0.23	0.07

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.47)		(0.45)	(0.25)	(0.39)	(0.24)
Total distributions	(0.47)		(0.45)	(0.25)	(0.39)	(0.24)

Net asset value, end of year	$8.25		$8.36	$10.29	$9.43	$9.59

Total return (B)(C)	4.10%		(15.10)%	11.84%	2.36%	0.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,519		$3,895	$5,496	$4,712	$5,504
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.87%		1.79%	1.85%	1.87%	1.83%
Expenses, net waiver and reimbursement (D)	1.63	%(E)	N/A	N/A	N/A	N/A
Net investment income, before waiver and reimbursement (D,F)	0.53%		(0.32)%	(0.56)%	(0.31)%	0.14%
Net investment income, net waiver and reimbursement (D,F)	0.77	%(E)	N/A	N/A	N/A	N/A
Portfolio turnover rate	27%		21%	21%	37%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fees. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	For the period April 1, 2023 through September 30, 2023 the voluntary waiver was 0.25%.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 125

Conservative Growth Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	FOR THE PERIOD ENDED SEPTEMBER 30
	2023*

Net asset value, beginning of period	$9.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05
Net realized and unrealized gain (loss) on investments (B)	(0.31)
Total from investment operations	(0.26)

Net asset value, end of period	$9.54

Total return (C)(D)	(2.65	)%(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$18
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	0.99	%(G)
Expenses, net waiver and reimbursement (F)	0.74%(G,H)
Net investment income, before waiver and reimbursement (F,I)	5.50	%(G)
Net investment income, net waiver and reimbursement (F,I)	5.75%(G,H)
Portfolio turnover rate	27	%(E)

*	The Conservative Growth Fund Class I shares inception date is September 1, 2023.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.

(F)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(G)	Annualized.

(H)	For the period September 1, 2023 through September 30, 2023 the voluntary waiver was 0.02%.

(I)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 126

Growth & Income Fund (Class A Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$10.66		$11.75	$10.11	$10.60	$10.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17		0.11	0.06	0.09	0.04
Net realized and unrealized gain (loss) on investments	(0.08)		(1.03)	1.68	(0.47)	(0.07)
Total from investment operations	0.09		(0.92)	1.74	(0.38)	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.12)	(0.10)	(0.11)	(0.05)
From net realized gains on investments	(0.66)		(0.05)	—	—	(0.19)
Return of Capital	—		—	—	0.00 *	(0.00)*
Total distributions	(0.83)		(0.17)	(0.10)	(0.11)	(0.24)

Net asset value, end of year	$9.92		$10.66	$11.75	$10.11	$10.60

Total return (B)(C)	0.50%		(7.97)%	17.18%	(3.48)%	(0.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,726		$13,150	$14,191	$13,295	$14,500
Ratios to average net assets
Expenses, before waiver and reimbursement	1.98%		1.85%	1.90%	1.85%	1.69%
Expenses, net waiver and reimbursement (D)	1.58	%(F)	1.27%	1.52%	1.50%	1.65%
Net investment income, before waiver and reimbursement	1.23%		0.36%	0.18%	0.55%	0.37%
Net investment income, net waiver and reimbursement (D,E)	1.63	%(F)	0.94%	0.56%	0.90%	0.42%
Portfolio turnover rate	96%		60%	43%	39%	167%

*	Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.15%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 127

Growth & Income Fund (Class C Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$10.25		$11.31	$9.74	$10.21	$10.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09		0.02	(0.02)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(0.07)		(0.98)	1.60	(0.45)	(0.07)
Total from investment operations	0.02		(0.96)	1.58	(0.43)	(0.10)

LESS DISTRIBUTIONS:
From net investment income	(0.10)		(0.05)	(0.01)	(0.04)	(0.01)
From net realized gains on investments	(0.66)		(0.05)	—	—	(0.19)
Return of Capital	—		—	—	0.00 *	(0.00)*
Total distributions	(0.76)		(0.10)	(0.01)	(0.04)	(0.20)

Net asset value, end of year	$9.51		$10.25	$11.31	$9.74	$10.21

Total return (B)(C)	(0.23)%		(8.62)%	16.25%	(4.20)%	(0.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,664		$1,923	$1,938	$1,719	$2,388
Ratios to average net assets
Expenses, before waiver and reimbursement	2.73%		2.60%	2.65%	2.60%	2.44%
Expenses, net waiver and reimbursement (D)	2.33	%(F)	2.02%	2.27%	2.25%	2.40%
Net investment loss, before waiver and reimbursement	0.47%		(0.41%)	(0.57%)	(0.19%)	(0.34%)
Net investment income (loss), net waiver and reimbursement (D,E)	0.88	%(F)	0.17%	(0.19%)	0.16%	(0.29%)
Portfolio turnover rate	96%		60%	43%	39%	167%

*	Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.15%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 128

Growth & Income Fund (Class I Shares)

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	FOR THE YEAR ENDED SEPTEMBER 30		FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30	FOR THE YEAR ENDED SEPTEMBER 30
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$10.74		$11.83	$10.18	$10.67	$10.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20		0.15	0.09	0.12	0.08
Net realized and unrealized gain (loss) on investments	(0.08)		(1.04)	1.69	(0.47)	(0.09)
Total from investment operations	0.12		(0.89)	1.78	(0.35)	(0.01)

LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.15)	(0.13)	(0.14)	(0.07)
From net realized gains on investments	(0.66)		(0.05)	—	—	(0.19)
Return of Capital	—		—	—	0.00 *	(0.00)*
Total distributions	(0.86)		(0.20)	(0.13)	(0.14)	(0.26)

Net asset value, end of year	$10.00		$10.74	$11.83	$10.18	$10.67

Total return (B)(C)	0.75%		(7.67)%	17.44%	(3.20)%	0.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,404		$3,154	$2,070	$2,102	$3,182
Ratios to average net assets
Expenses, before waiver and reimbursement	1.73%		1.69%	1.65%	1.60%	1.44%
Expenses, net waiver and reimbursement (D)	1.32	%(F)	1.02%	1.27%	1.25%	1.40%
Net investment income, before waiver and reimbursement	1.50%		0.52%	0.43%	0.86%	0.70%
Net investment income, net waiver and reimbursement (D,E)	1.91	%(F)	1.19%	0.81%	1.21%	0.75%
Portfolio turnover rate	96%		60%	43%	39%	167%

*	Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the contractual waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	For the period October 1, 2022 through January 28, 2023 the voluntary waiver was 0.15%.

FINANCIAL HIGHLIGHTS

The accompanying notes are an integral part of these financial statements.

ANNUAL REPORT | 129

Section 8 | Notes to Financial Statements

SEPTEMBER 30, 2023

Timothy Plan Family of Funds

NOTE 1 |	Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2023, the Trust consisted of nineteen series. These financial statements include the following twelve series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund and Timothy Plan Growth & Income Fund (the “Funds”). The Funds are diversified funds except for the Timothy Plan Defensive Strategy Fund which is a non-diversified fund.

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the securities of foreign companies (companies domiciled in countries other than the United States), without regard to market capitalizations. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of high yield fixed income securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities

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with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold bullion.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 0-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-20% of its net assets in the Timothy Fixed Income Fund; approximately 0-40% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-20% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-30% of its net assets in the Timothy Plan International ETF; and approximately 0-20% of its net assets in the Timothy Plan Small Cap Core ETF.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-30% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-25% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-25% of its net assets in the Timothy Plan International ETF; and approximately 0-15% of its net assets in the Timothy Plan Small Cap Core ETF.

The Timothy Plan Growth & Income Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. To achieve its goals, the Fund primarily invests in equity securities of foreign and domestic companies that the advisor believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

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A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is specific identification. Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Value Fund, Israel Common Values Fund, Small Cap Value Fund and Defensive Strategies Fund have made certain investments in REITs. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.	FOREIGN TAXES

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

D.	FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.	GOLD RISK FACTORS

There is a risk that some or all of the Trust’s gold bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

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Several factors may affect the price of gold, including but not limited to:

●	Global or regional political, economic or financial events and situations;
●	Investors’ expectations with respect to the rate of inflation;
●	Currency exchange rates;
●	Interest rates; and
●	Investment and trading activities of hedge funds and commodity funds.

F.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

G.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

H.	CLASSES

There are three classes of shares currently offered by all Funds in the Trust: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013 except for Strategic Growth and Conservative Growth which commenced operations on September 1, 2023, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

I.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

J.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2020 to September 30, 2022, or expected to be taken in the Funds’ September 30, 2023 year-end tax returns.

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The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

K.	INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

L.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds.

During the fiscal year ended September 30, 2023, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, distributions in excess, use of tax equalization credits, resulted in reclassifications for the Funds for the fiscal year ended September 30, 2023, as follows:

FUND	PAID IN CAPITAL	ACCUMULATED EARNINGS (LOSSES)
Aggressive Growth Fund	$460,797	$(460,797)
International Fund	—	—
Large/Mid Cap Growth Fund	892,245	(892,245)
Small Cap Value Fund	889,282	(889,282)
Large/Mid Cap Value Fund	861,607	(861,607)
Fixed Income Fund	—	—
High Yield Bond Fund	—	—
Israel Common Values Fund	(60,778)	60,778
Defensive Strategies Fund	336,941	(336,941)
Strategic Growth Fund	95,303	(95,303)
Conservative Growth Fund	81,494	(81,494)
Growth & Income Fund	39,350	(39,350)

M.	SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold held in the Timothy Plan Defensive Strategies Fund.

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ANNUAL REPORT | 134

Note 2 |	Security Valuation and Fair Value Measurements

The Funds’ securities are valued at fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

FAIR VALUATION PROCESS

The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

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VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Trustees of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

EXCHANGE TRADED FUNDS

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

OPTIONS TRANSACTIONS

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Funds’ portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

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There were no options held at September 30, 2023, and there were no options transactions for the year ended September 30, 2023.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, preferred stock, ADRs, REITs, LPs, LLCs, PLCs, GDRs and NVDRs are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the advisor or sub-advisor believes such prices more accurately reflect the fair value of such securities. Securities including ETFs, that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the advisor or sub-advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the advisor or sub-advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities. Foreign investments are not fair valued using fair value triggers.

Investments in alternative investments, such as gold bars, are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, convertible bonds, government mortgage-backed securities, government notes and bonds, non U.S. government bonds, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the advisor or sub-advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the advisor or sub-advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily

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available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the advisor or sub-advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the advisor responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the advisor and sub-advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2023:

Aggressive Growth Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$41,617,960	$—	$—	$41,617,960
Money Market Fund	776,002	—	—	776,002
Total	$42,393,962	$—	$—	$42,393,962

International Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$149,550,154	$—	$43,600	$149,593,754
Money Market Fund	13,106,845	—	—	13,106,845
Total	$162,656,999	$—	$43,600	$162,700,599

Large/Mid Cap Growth Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$116,460,062	$—	$—	$116,460,062
Exchange-Traded Funds	20,928,736	—	—	20,928,736
Money Market Fund	8,502,038	—	—	8,502,038
Total	$145,890,836	$—	$—	$145,890,836

Small Cap Value Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$150,382,403	$—	$—	$150,382,403
Exchange-Traded Fund	17,967,936	—	—	17,967,936
Money Market Fund	2,177,472	—	—	2,177,472
Total	$170,527,811	$—	$—	$170,527,811

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 138

Large/Mid Cap Value Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$218,038,858	$—	$—	$218,038,858
Exchange-Traded Funds	49,226,405	—	—	49,226,405
Money Market Fund	17,992,749	—	—	17,992,749
Total	$285,258,012	$—	$—	$285,258,012

Fixed Income Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporate Bonds	$—	$31,009,332	$—	$31,009,332
Non U.S. Government & Agencies	—	2,095,548	—	2,095,548
U.S. Government & Agencies	—	68,220,055	—	68,220,055
Money Market Fund	1,090,399	—	—	1,090,399
Total	$1,090,399	$101,324,935	$—	$102,415,334

High Yield Bond Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporate Bonds	$—	$128,513,127	$—	$128,513,127
Money Market Fund	2,544,998	—	—	2,544,998
Total	$2,544,998	$128,513,127	$—	$131,058,125

Israel Common Values Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$87,899,187	$4,349,280	$—	$92,248,467
Money Market Fund	3,469,515	—	—	3,469,515
Total	$91,368,702	$4,349,280	$—	$95,717,982

Defensive Strategies Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$25,940,536	$—	$—	$25,940,536
Exchange-Traded Funds	14,810,883	—	—	14,810,883
Treasury Inflation Protected Securities (TIPS)	—	16,769,410	—	16,769,410
Alternative Investments	11,361,072	—	—	11,361,072
Money Market Fund	1,670,937	—	—	1,670,937
Total	$53,783,428	$16,769,410	$—	$70,552,838

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 139

Strategic Growth Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Funds	$21,943,567	$—	$—	$21,943,567
Mutual Funds	10,251,105	—	—	10,251,105
Money Market Fund	436,897	—	—	436,897
Total	$32,631,569	$—	$—	$32,631,569

Conservative Growth Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Funds	$19,339,165	$—	$—	$19,339,165
Mutual Funds	18,885,949	—	—	18,885,949
Money Market Fund	455,073	—	—	455,073
Total	$38,680,187	$—	$—	$38,680,187

Growth & Income Fund

ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporate Bonds	$—	$3,104,561	$—	$3,104,561
Non U.S. Government & Agencies	—	234,244	—	234,244
U.S. Government & Agencies	—	3,262,123	—	3,262,123
Exchange-Traded Funds	7,334,427	—	—	7,334,427
Money Market Fund	128,453	—	—	128,453
U.S. Treasury Notes	—	3,707,136	—	3,707,136
Total	$7,462,880	$10,308,064	$—	$17,770,944

Refer to the Schedules of Investments for industry classifications.

For the year ended September 30, 2023, there were no changes into/out of Level 3. Additional disclosures surrounding Level 3 investments were not significant to the financial statements.

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 140

Note 3 |	Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2023:

	PURCHASES		SALES
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$—	$30,745,565	$—	$26,722,156
International	—	46,419,331	—	28,353,130
Large/Mid Cap Growth *	—	60,303,715	—	51,194,834
Small Cap Value *	—	100,692,858	—	89,267,110
Large/Mid Cap Value *	—	48,201,736	—	43,713,302
Fixed Income *	38,911,032	31,106,546	50,711,919	23,847,928
High Yield Bond *	—	90,933,948	—	101,031,260
Israel Common Values	—	12,859,816	—	6,806,119
Defensive Strategies *	—	32,887,741	—	38,373,827
Strategic Growth *	—	8,781,366	—	10,293,426
Conservative Growth *	—	10,871,466	—	14,141,400
Growth & Income *	7,433,235	9,669,726	6,392,698	11,031,295

*	The security transactions are inclusive of purchases and sales of affiliated funds.

Note 4 |	Investment Advisory Agreement and Transactions with Service Providers

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 23, 2023. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL is paid an annual fee equal to 0.85% on the Small Cap Value Fund, 0.85% on the Large/Mid Cap Value Fund, 0.85% on the Aggressive Growth Fund, 0.85% on the Large/Mid Cap Growth Fund, 1.00% on the International Fund, 0.60% on the Fixed Income Fund, 0.60% on the High Yield Bond Fund, 1.00% on the Israel Common Values Fund, 0.60% on the Defensive Strategies Fund, 0.85% on the Growth & Income Fund and 0.65% on both the Strategic Growth Fund and the Conservative Growth Fund. Effective January 28, 2023, TPL has contractually agreed, through January 28, 2024, to reduce the fee it receives from the International Fund to 0.95%; from the Large/Mid Cap Growth Fund, the Small Cap Value Fund and the Large/Mid Cap Value Fund to 0.80%; from the Aggressive Growth Fund to 0.75%; from the Defensive Strategies Fund to 0.55%; from the High Yield Bond Fund to 0.50%; from the Growth & Income Fund to 0.70%; and from the Fixed Income Fund to 0.40%. For the period October 1, 2022 through January 27, 2023, TPL has voluntarily agreed to reduce the fee it receives from the International Fund to 0.95%; from the Large/Mid Cap Growth Fund, the Small Cap Value Fund and Large/Mid Cap Value Fund to 0.80%; from the Aggressive Growth Fund to 0.75%; from the Defensive Strategies Fund to 0.55%; from the High Yield Bond Fund to 0.50%; from the Growth & Income Fund to 0.70%; and from the Fixed Income Fund to 0.40%. Effective April 1, 2023, TPL voluntarily reduced the fee to 0.15% for the Strategic Growth Fund and the Conservative Growth Fund. Effective August 12, 2023, TPL voluntarily reduced the fee to 0.75% for the Large/Mid Cap Value Fund. An officer and trustee of the Funds is also an officer and owner of the advisor.

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 141

Effective January 28, 2023, Timothy Partners, Ltd (“TPL”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets, except Strategic Growth Fund and Conservative Growth Fund, estimated to be attributable to investments in other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. For the period October 1, 2022 through January 27, 2023 these waivers were voluntarily waived by TPL.

For the year ended September 30, 2023, TPL waived advisory fees for the Funds as follows:

FUND	YEAR ENDED SEPTEMBER 30, 2023
Aggressive Growth Fund	$42,122
International Fund	74,920
Large/Mid Cap Growth Fund	57,279
Small Cap Value Fund	73,201
Large/Mid Cap Value Fund	162,414
Fixed Income Fund	196,953
High Yield Bond Fund	138,531
Defensive Strategies Fund	35,785
Strategic Growth	86,232
Conservative Growth	102,745
Growth & Income Fund	14,626

The Small Cap Value Fund, the Large/Mid Cap Growth Fund, the Large/Mid Cap Value Fund, the Fixed Income Fund, the High Yield Bond Fund, the Defensive Strategies Fund and the Growth & Income Fund invested a portion of assets in the Timothy Plan High Dividend Stock Enhanced ETF, the Timothy Plan High Dividend Stock ETF, the Timothy Plan US Large/Mid Cap Core Enhanced ETF, the Timothy Plan US Large/Mid Cap Core ETF, the Timothy Plan US Small Cap Core ETF and the Timothy Plan Market Neutral ETF. For the year ended September 30, 2023, the Funds’ waived fees as follows pursuant to that arrangement.

FUND	YEAR ENDED SEPTEMBER 30, 2023
Large/Mid Cap Growth Fund	$174,958
Small Cap Value Fund	145,931
Large/Mid Cap Value Fund	406,839
Fixed Income Fund	29,805
High Yield Bond Fund	52,505
Defensive Strategies Fund	30,894
Growth & Income Fund	58,867

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 142

TPL, with the prior approval of the Board and shareholders of the applicable Fund, has engaged the services of other investment advisory firms (“Investment Managers”) to provide portfolio management services to the Funds. TPL pays the Investment Managers as follows:

Barrow Hanley

As compensation for its services with respect to the Fixed-Income Fund and High Yield Bond Fund, Barrow Hanley receives from TPL an annual fee at a rate equal to 0.375% of 1% of the first $20,000,000 in the average net assets of each Fund. As compensation for its services with respect to the Defensive Strategies Fund, Barrow Hanley receives from TPL an annual fee at a rate equal to 0.15% of the average net assets in the Debt Instrument Allocation of the Fund. As compensation for its services with respect to the Growth and Income Fund , Barrow Hanley receives from TPL an annual fee at a rate equal to 0.375 of 1% of the first $20,000,00 of the average net assets in the fixed income allocation of the Fund.

Chartwell

As compensation for its services, Chartwell receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

Chilton

For its services rendered to the DS Fund, Adviser will pay to Investment Manager a fee at an annual rate equal to 0.42% of the Defensive Strategies Fund’s average daily assets allocated to the REIT sleeve of the Defensive Strategies Fund’s investment portfolio (“Allocated Assets”) up to $10 million, 0.39% for the next $10 million in Allocated Assets, 0.35% for the next $30 million in Allocated Assets, and 0.30% of Allocated Assets over $50 million.

CoreCommodity

As compensation for its services to the Fund, CORE receives from TPL an annual fee at a rate equal to 0.40% of the Fund’s average daily assets up to $25 million, and 0.35% of average daily net assets over $25 million.

Eagle

As compensation for its services, Eagle receives from TPL an annual fee at a rate equal to 0.60% of the first $100 million in assets of the Fund; and 0.50% of assets over $100 million.

Westwood

As compensation for its services, Westwood receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

Ultimus Fund Services, LLC (“UFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

●	25 basis points (0.25%) on the first $200 million of net assets
●	15 basis points (0.15%) on the next $200 million of net assets;
●	8 basis points (0.08%) on the next $600 million of net assets; and
●	6 basis points (0.06%) on net assets greater than $1 billion.

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 143

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with UFS. Therefore, there is no separate base annual fee per Fund or share class.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Effective April 10, 2023, Class A shares of the Funds pay a service fee at an annual rate of 0.25%, payable monthly of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2023, the Funds paid TPL under the terms of the Plans as follows:

12B-1 FEES
FUND	Year Ended September 30, 2023
Aggressive Growth	$104,589
International	156,946
Large/Mid Cap Growth	328,563
Small Cap Value	317,319
Large/Mid Cap Value	569,802
Fixed Income	269,640
High Yield Bond	186,513
Israel Common Values	221,343
Defensive Strategies	160,818
Strategic Growth	58,258
Conservative Growth	73,442
Growth & Income	51,451

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 144

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustees of the Funds are also officers of the principal underwriter. For the year ended September 30, 2023, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

FUND	SALES CHARGES (CLASS A)	CDSC FEES (CLASS C)
Aggressive Growth	$12,837	$330
International	13,789	194
Large/Mid Cap Growth	34,308	343
Small Cap Value	23,592	786
Large/Mid Cap Value	45,199	1,054
Fixed Income	23,456	1,888
High Yield Bond	14,338	238
Israel Common Values	20,013	777
Defensive Strategies	13,466	1,723
Strategic Growth	8,139	414
Conservative Growth	6,492	602
Growth & Income	3,880	466

Note 5 |	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2023, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

FUND - CLASS A	% OF FUND OWNED BY OTHER TIMOTHY PLAN FUNDS
International	14.80%
Fixed Income	23.37%
High Yield Bond	8.30%

Note 6 |	Underlying Investment in Other Investment Companies

The Conservative Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Fixed Income Fund (the “Security”). The Fund may redeem its investments from the Security at any time if the advisor determines that it is in the best interest of the Fund and its shareholders to do so.

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 145

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2023, 30.7% of the Conservative Growth Fund’s net assets were invested in the Timothy Plan Fixed Income Fund.

The Growth & Income Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan High Dividend Stock Enhanced ETF (the “ETF”). The Fund may redeem its investments from the ETF at any time if the advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the ETF. The annual report of the ETF, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2023, 36.5% of the Growth & Income Fund’s net assets were invested in the Timothy Plan High Dividend Stock Enhanced ETF.

Note 7 |	Investments in Affiliated Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Timothy Plan Large/Mid Cap Growth Fund, Small Cap Value Fund, Large/Mid Cap Value Fund, Fixed Income Fund, High Yield Bond Fund, Defensive Strategies Fund, Strategic Growth Fund, Conservative Growth Fund and Growth & Income Fund had the following transactions during the year ended September 30, 2023, with affiliates:

LARGE/MID CAP GROWTH	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
Timothy Plan US Large/Mid Cap Core Enhanced ETF	$15,086,746	$—	$537,785	$268,258	$(45,460)	$(778,995)	$13,724,506
Timothy Plan US Large/Mid Cap Core ETF	7,989,750	—	1,724,900	70,699	320,140	619,240	7,204,230
Total	$23,076,496			$338,957	$274,680	$(159,755)	$20,928,736

SMALL CAP VALUE	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
Timothy Plan US Small Cap Core ETF	$16,068,204	$—	$—	$192,605	$—	$1,899,732	$17,967,936

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 146

LARGE/MID CAP VALUE	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
Timothy Plan High Dividend Stock Enhanced ETF	$12,836,862	$—	$—	371,515	$—	$(225,877)	$12,610,985
Timothy Plan High Dividend Stock ETF	12,405,001	—	1,730,510	284,469	231,410	803,610	11,709,511
Timothy Plan US Large/Mid Cap Core Enhanced ETF	16,019,465	—	1,239,244	273,516	(109,781)	(725,991)	13,944,449
Timothy Plan US Large/Mid Cap Core ETF	13,115,250	—	3,603,810	108,489	668,865	781,155	10,961,460
Total	$54,376,578			$1,037,989	$790,494	$632,897	$49,226,405

FIXED INCOME	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
Timothy Plan Market Neutral ETF	$—	$15,521,700	$15,334,027	$332,316	$(187,673)	$—	$—

HIGH YIELD BOND	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
Timothy Plan Market Neutral ETF	$—	$22,741,794	$22,460,773	$454,008	$(281,021)	$—	$—

DEFENSIVE STRATEGIES	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
Timothy Plan Market Neutral ETF	$—	$16,655,574	$1,985,224	$215,586	$(17,576)	$158,109	$14,810,883

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 147

STRATEGIC GROWTH	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
International	$2,507,844	$1,727,074	$438,806	$13,605	$59,307	$327,655	$4,183,074
Fixed Income	6,037,508	144,020	2,102,990	91,426	(258,557)	210,756	4,030,737
High Yield Bond	2,013,994	78,795	142,113	111,165	(5,348)	91,966	2,037,294
Defensive Strategies	2,979,619	134,496	3,419,960	69,313	410,822	(104,977)	—
Timothy Plan High Dividend Stock Enhanced ETF	2,627,995	72,718	18,786	77,269	(1,794)	(47,760)	2,632,373
Timothy Plan International ETF	6,660,760	—	2,791,417	132,217	6,773	1,298,168	5,174,284
Timothy Plan US Large/Mid Cap Core Enhanced ETF	6,117,220	102,814	1,025,055	102,455	(77,936)	(198,237)	4,918,806
Timothy Plan Market Neutral ETF	—	5,324,945	22,272	143,400	(260)	27,089	5,329,502
Timothy Plan US Small Cap Core ETF	2,768,247	1,196,504	332,027	32,877	74,605	181,273	3,888,602
Total	$31,713,187			$773,727	$207,612	$1,785,933	$32,194,672

*	Includes capital gain distributions from affiliated funds

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 148

CONSERVATIVE GROWTH	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
International	$2,145,482	$2,452,735	$488,007	$11,727	$85,913	$181,743	$4,377,866
Fixed Income	16,540,774	270,795	4,719,332	273,289	(542,424)	351,466	11,901,279
High Yield Bond	2,716,436	104,451	335,456	145,871	(26,952)	148,325	2,606,804
Defensive Strategies	2,885,540	131,158	3,311,036	67,594	593,658	(299,320)	—
Timothy Plan High Dividend Stock Enhanced ETF	1,730,848	788,173	118,252	63,234	(12,655)	(60,474)	2,327,640
Timothy Plan International ETF	4,820,864	—	2,349,027	90,831	8,348	948,723	3,428,908
Timothy Plan US Large/Mid Cap Core Enhanced ETF	6,531,046	—	1,645,304	103,191	(124,568)	(127,262)	4,633,912
Timothy Plan Market Neutral ETF	—	6,541,645	289,577	172,598	(5,836)	31,911	6,278,143
Timothy Plan US Small Cap Core ETF	2,679,096	582,509	885,409	26,544	198,948	95,418	2,670,562
Total	$40,050,086			$954,879	$174,432	$1,270,530	$38,225,114

*	Includes capital gain distributions from affiliated funds

GROWTH & INCOME	YEAR ENDED SEPTEMBER 30, 2023
Fund	Fair Value September 30, 2022	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2023
Timothy Plan High Dividend Stock Enhanced ETF	$6,608,855	$6,929,251	$6,951,621	$191,268	$22,371	$(116,289)	$6,492,567
Timothy Plan High Dividend Stock ETF	3,924,746	—	3,398,822	36,215	701,689	(385,753)	841,860
Total	$10,533,601			$227,483	$724,060	$(502,042)	$7,334,427

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 149

Note 8 |	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2023, were as follows:

FUND	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Aggressive Growth	$39,076,005	$5,959,407	$(2,641,450)	$3,317,957
International	147,940,995	23,151,530	(8,391,926)	14,759,604
Large/Mid Cap Growth	128,705,111	26,938,887	(9,753,162)	17,185,725
Small Cap Value	174,810,337	14,013,554	(18,296,080)	(4,282,526)
Large/Mid Cap Value	235,293,639	63,087,068	(13,122,695)	49,964,373
Fixed Income	115,414,888	6,259	(13,005,813)	(12,999,554)
High Yield Bond	143,727,912	601,268	(13,271,055)	(12,669,787)
Israel Common Values	66,979,480	31,987,847	(3,249,345)	28,738,502
Defensive Strategies	70,063,074	6,499,061	(6,009,298)	489,763
Strategic Growth	34,560,820	548,262	(2,477,513)	(1,929,251)
Conservative Growth	42,216,960	499,786	(4,036,559)	(3,536,773)
Growth & Income	19,673,873	219,590	(2,122,519)	(1,902,929)

Note 9 |	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2023, and the fiscal year ended September 30, 2022, were as follows:

	AGGRESSIVE GROWTH	INTERNATIONAL	LARGE/MID CAP GROWTH	SMALL CAP VALUE
Year ended September 30, 2023
Ordinary Income	$—	$814,710	$—	$736,882
Long-term Capital Gains	1,123,933	—	11,719,249	9,432,265
	$1,123,933	$814,710	$11,719,249	$10,169,147
Year ended September 30, 2022
Ordinary Income	$140,857	$788,671	$—	$10,915,173
Long-term Capital Gains	4,424,572	—	8,755,549	4,911,381
	$4,565,429	$788,671	$8,755,549	$15,826,554

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 150

	LARGE/MID CAP VALUE	FIXED INCOME	HIGH YIELD BOND	ISRAEL COMMON VALUES
Year ended September 30, 2023
Ordinary Income	$705,131	$2,276,495	$7,837,092	$—
Long-term Capital Gains	13,575,431	—	—	—
	$14,280,562	$2,276,495	$7,837,092	$—
Year ended September 30, 2022
Ordinary Income	$392,066	$1,361,028	$6,878,043	$—
Long-term Capital Gains	11,967,418	—	—	—
	$12,359,484	$1,361,028	$6,878,043	$—

	DEFENSIVE STRATEGIES	STRATEGIC GROWTH	CONSERVATIVE GROWTH	GROWTH & INCOME FUND
Year ended September 30, 2023
Ordinary Income	$1,823,639	$191,945	$184,255	$291,798
Long-term Capital Gains	1,683,464	2,166,220	1,982,982	1,141,319
	$3,507,103	$2,358,165	$2,167,237	$1,433,117
Year ended September 30, 2022
Ordinary Income	$339,172	$90,957	$68,117	$198,901
Long-term Capital Gains	—	1,827,959	1,999,058	77,726
	$339,172	$1,918,916	$2,067,175	$276,627

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

	AGGRESSIVE GROWTH	INTERNATIONAL	LARGE/MID CAP GROWTH	SMALL CAP VALUE
Undistributed Ordinary Income	$—	$1,970,766	$—	$3,218,514
Undistributed Long-Term Capital Gains	1,848,043	—	9,521,891	4,116,443
Capital Loss Carry Forward	—	(1,760,179)	—	—
Post October and Other Losses	(83,216)	—	(15,683)	—
Unrealized Appreciation (Depreciation)	3,317,957	14,759,398	17,185,704	(4,282,526)
	$5,082,784	$14,969,985	$26,691,912	$3,052,431

	LARGE/MID CAP VALUE	FIXED INCOME	HIGH YIELD BOND	ISRAEL COMMON VALUES
Undistributed Ordinary Income	$1,558,894	$79,312	$79,138	$39,476
Undistributed Long-Term Capital Gains	142,919	—	—	—
Capital Loss Carry Forward	—	(2,620,947)	(497,036)	(3,587,324)
Post October and Other Losses	—	(5,382,382)	(7,989,634)	(1,926,632)
Unrealized Appreciation (Depreciation)	49,964,373	(12,999,554)	(12,669,787)	28,738,542
	$51,666,186	$(20,923,571)	$(21,077,319)	$23,264,062

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 151

	DEFENSIVE STRATEGIES	STRATEGIC GROWTH	CONSERVATIVE GROWTH	GROWTH & INCOME FUND
Undistributed Ordinary Income	$1,418,416	$446,339	$568,244	$9,965
Undistributed Long-Term Capital Gains	152,243	74,526	58,630	93,656
Capital Loss Carry Forward	—	—	—	—
Post October and Other Losses	—	—	—	—
Unrealized Appreciation (Depreciation)	489,267	(1,929,251)	(3,536,773)	(1,902,929)
	$2,059,926	$(1,408,386)	$(2,909,899)	$(1,799,308)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for C-Corporation return of capital distributions, and perpetual bonds. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(206), $(496), $(21), $40 for the International, Defensive Strategies, Large-Mid Cap Growth, and Israel Common Values Funds, respectively.

Note 10 |	Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

FUND	LATE YEAR LOSSES
Aggressive Growth Fund	$83,216
Large/Mid Cap Growth Fund	15,683

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

FUND	POST OCTOBER LOSSES
Fixed Income Fund	$5,382,382
High Yield Bond Fund	7,989,634
Israel Common Values Fund	1,926,632

At September 30, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Capital Loss Carry Forward
FUND	SHORT-TERM	LONG-TERM	TOTAL
International Fund	$1,760,179	$—	$1,760,179
Fixed Income Fund	2,160,243	460,704	2,620,947
High Yield Bond Fund	—	497,036	497,036
Israel Common Values Fund	3,587,324	—	3,587,324

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 152

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset will not be distributed to shareholders.

Note 11 |	Recent Regulatory Update

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Note 12 |	Subsequent Events

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

Note 13 |	Foreign Tax Credit (UNAUDITED)

The following funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended September 30, 2023, were as follows:

FOR FISCAL YEAR ENDED 9/30/2023	FOREIGN TAXES PAID	FOREIGN SOURCE INCOME
International Fund	0.04	0.10
Israel Common Values Fund	0.13	0.01
Strategic Growth Fund	0.01	0.04
Conservative Growth Fund	0.01	0.02

FOR FISCAL YEAR ENDED 9/30/2022	FOREIGN TAXES PAID	FOREIGN SOURCE INCOME
International Fund	0.04	0.07
Israel Common Values Fund	0.16	0.07
Strategic Growth Fund	0.01	0.06
Conservative Growth Fund	0.01	0.04

NOTES TO FINANCIAL STATEMENTS

ANNUAL REPORT | 153

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Timothy Plan

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, and Timothy Plan Growth & Income Fund (the “Funds”), twelve of the portfolios constituting The Timothy Plan, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, including observation of precious metals, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Timothy Partners, Ltd., since 2005.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ANNUAL REPORT | 154

Section 10 | Expense Examples

SEPTEMBER 30, 2023 (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2023 through September 30, 2023.

ACTUAL EXPENSES

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
AGGRESSIVE GROWTH FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$994.80	$7.50
Hypothetical - Class A **	$1,000.00	$1,017.55	$7.59
Actual - Class C *	$1,000.00	$991.70	$11.23
Hypothetical - Class C **	$1,000.00	$1,013.79	$11.36
Actual - Class I *	$1,000.00	$996.00	$6.25
Hypothetical - Class I **	$1,000.00	$1,018.80	$6.33

*

Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.52)% for Class A, (0.83)% for Class C and (0.40)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

EXPENSE EXAMPLES (UNAUDITED)

ANNUAL REPORT | 155

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
INTERNATIONAL FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$972.30	$7.86
Hypothetical - Class A **	$1,000.00	$1,017.10	$8.04
Actual - Class C *	$1,000.00	$968.30	$11.55
Hypothetical - Class C **	$1,000.00	$1,013.34	$11.81
Actual - Class I *	$1,000.00	$973.30	$6.63
Hypothetical - Class I **	$1,000.00	$1,018.35	$6.78

*

Expenses are equal to the Fund’s annualized expense ratio of 1.59% for Class A, 2.34% for Class C and 1.34% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (2.77)% for Class A, (3.17)% for Class C, and (2.67)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
LARGE/MID CAP GROWTH FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$1,028.60	$6.56
Hypothetical - Class A **	$1,000.00	$1,018.60	$6.53
Actual - Class C *	$1,000.00	$1,024.30	$10.35
Hypothetical - Class C **	$1,000.00	$1,014.84	$10.30
Actual - Class I *	$1,000.00	$1,029.60	$5.29
Hypothetical - Class I **	$1,000.00	$1,019.85	$5.27

*

Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Class A, 2.04% for Class C and 1.04% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.86% for Class A, 2.43% for Class C, and 2.96% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

EXPENSE EXAMPLES (UNAUDITED)

ANNUAL REPORT | 156

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
SMALL CAP VALUE FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$992.00	$6.74
Hypothetical - Class A **	$1,000.00	$1,018.30	$6.83
Actual - Class C *	$1,000.00	$987.70	$10.46
Hypothetical - Class C **	$1,000.00	$1,014.54	$10.61
Actual - Class I *	$1,000.00	$993.30	$5.50
Hypothetical - Class I **	$1,000.00	$1,019.55	$5.57

*

Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.80)% for Class A, (1.23) for Class C, and (0.67)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
LARGE/MID CAP VALUE FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$996.10	$6.25
Hypothetical - Class A **	$1,000.00	$1,018.80	$6.33
Actual - Class C *	$1,000.00	$991.80	$9.99
Hypothetical - Class C **	$1,000.00	$1,015.04	$10.10
Actual - Class I *	$1,000.00	$996.60	$5.01
Hypothetical - Class I **	$1,000.00	$1,020.05	$5.06

*

Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, and 1.00% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.39)% for Class A, (0.82)% for Class C, and (0.34)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

EXPENSE EXAMPLES (UNAUDITED)

ANNUAL REPORT | 157

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
FIXED INCOME FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$960.60	$4.91
Hypothetical - Class A **	$1,000.00	$1,020.05	$5.06
Actual - Class C *	$1,000.00	$957.50	$8.59
Hypothetical - Class C **	$1,000.00	$1,016.29	$8.85
Actual - Class I *	$1,000.00	$960.40	$3.69
Hypothetical - Class I **	$1,000.00	$1,021.31	$3.80

*

Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, and 0.75% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (3.94)% for Class A, (4.25)% for Class C, and (3.96)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
HIGH YIELD BOND FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$1,080.00	$6.02
Hypothetical - Class A **	$1,000.00	$1,019.10	$6.02
Actual - Class C *	$1,000.00	$1,015.20	$9.80
Hypothetical - Class C **	$1,000.00	$1,015.34	$9.80
Actual - Class I *	$1,000.00	$1,020.60	$4.76
Hypothetical - Class I **	$1,000.00	$1,020.36	$4.76

*

Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class A, 1.94% for Class C, and 0.94% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.80% for Class A, 1.52% for Class C, and 2.06% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

EXPENSE EXAMPLES (UNAUDITED)

ANNUAL REPORT | 158

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
ISRAEL COMMON VALUES FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$981.20	$8.59
Hypothetical - Class A **	$1,000.00	$1,016.39	$8.74
Actual - Class C *	$1,000.00	$977.70	$12.30
Hypothetical - Class C **	$1,000.00	$1,012.63	$12.51
Actual - Class I *	$1,000.00	$983.00	$7.36
Hypothetical - Class I **	$1,000.00	$1,017.65	$7.49

*

Expenses are equal to the Fund’s annualized expense ratio of 1.73% for Class A, 2.48% for Class C and 1.48% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (1.88)% for Class A, (2.23)% for Class C and (1.70)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
DEFENSIVE STRATEGIES FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$987.10	$6.33
Hypothetical - Class A **	$1,000.00	$1,018.70	$6.43
Actual - Class C *	$1,000.00	$983.00	$10.04
Hypothetical - Class C **	$1,000.00	$1,014.94	$10.20
Actual - Class I *	$1,000.00	$988.60	$5.08
Hypothetical - Class I **	$1,000.00	$1,019.95	$5.16

*

Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Class A, 2.02% for Class C and 1.02% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (1.29)% for Class A, (1.70)% for Class C and (1.14)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

EXPENSE EXAMPLES (UNAUDITED)

ANNUAL REPORT | 159

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
STRATEGIC GROWTH FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$976.70	$4.36
Hypothetical - Class A **	$1,000.00	$1,020.66	$4.46
Actual - Class C *	$1,000.00	$975.20	$6.83
Hypothetical - Class C **	$1,000.00	$1,018.15	$6.98
Actual - Class I ***	$1,000.00	$968.10	$0.51
Hypothetical - Class I **	$1,000.00	$1,021.91	$6.99

*

Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Class A and 1.38% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (2.33)% for Class A and (2.48)% for Class C for the six-month period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

***

Expenses are equal to the Fund’s annualized expense ratio of 0.63% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 30/365 days for the actuals expenses and 183 days/365 days for the hypothetical expenses (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (3.19)% for Class I for the period of September 1, 2023, to September 30, 2023.

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
CONSERVATIVE GROWTH FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$975.50	$4.31
Hypothetical - Class A **	$1,000.00	$1,020.71	$4.41
Actual - Class C *	$1,000.00	$972.90	$6.78
Hypothetical - Class C **	$1,000.00	$1,018.20	$6.93
Actual - Class I ***	$1,000.00	$973.50	$0.50
Hypothetical - Class I **	$1,000.00	$1,021.96	$6.94

*

Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Class A and 1.37% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (2.45)% for Class A and (2.71)% for Class C for the six-month period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

***

Expenses are equal to the Fund’s annualized expense ratio of 0.62% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 30/365 days for the actuals expenses and 183 days/365 days for the hypothetical expenses (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (2.65)% for Class I for the period of September 1, 2023, to September 30, 2023.

EXPENSE EXAMPLES (UNAUDITED)

ANNUAL REPORT | 160

FUND	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
GROWTH & INCOME FUND	4/1/23	9/30/2023	4/1/2023 through 9/30/2023
Actual - Class A *	$1,000.00	$948.50	$8.30
Hypothetical - Class A **	$1,000.00	$1,016.55	$8.59
Actual - Class C *	$1,000.00	$945.60	$11.95
Hypothetical - Class C **	$1,000.00	$1,012.78	$12.36
Actual - Class I **	$1,000.00	$950.10	$7.09
Hypothetical - Class I **	$1,000.00	$1,017.80	$7.33

*

Expenses are equal to the Fund’s annualized expense ratio of 1.70% for Class A, 2.45% for Class C and 1.45% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (5.15)% for Class A, (5.44)% for Class C and (4.99)% for Class I for the period of April 1, 2023, to September 30, 2023.

**	Assumes a 5% return before expenses.

EXPENSE EXAMPLES (UNAUDITED)

ANNUAL REPORT | 161

Section 11 | Officers & Trustees

SEPTEMBER 30, 2023 (UNAUDITED)

TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS OF THE TRUST

The Trustees and Principal Executive Officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Arthur D. Ally[1] 1055 Maitland Center Commons Maitland, FL Born: 1942	Trustee, Chairman, President, and Treasurer	Indefinite; Trustee and President since 1994	19
	Principal occupation during THE past Five years		directorships held by trustee
	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Mathew D. Staver[2] 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	19
	Principal occupation during THE past Five years		directorships held by trustee
	An attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Patrice Tsague[3] 1055 Maitland Center Commons Maitland, FL Born: 1973	Trustee	Indefinite; Trustee since 2011	19
	Principal occupation during THE past Five years		directorships held by trustee
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

1.	Mr. Ally is an “interested” Trustee, as defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.
2.	Mr. Staver is an “interested” Trustee, as defined in the 1940 Act, because he has a limited partnership interest in TPL.
3.	Mr. Tsague is an “interested” Trustee, as defined in the 1940 Act, because of a charitable relationship with TPL.

OFFICERS & TRUSTEES OF THE TRUST

ANNUAL REPORT | 162

Independent Trustees

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Dale A. Bissonette 1055 Maitland Center Commons Maitland, FL Born: 1958	Trustee	Indefinite; Trustee since 2020	19
	Principal occupation during THE past Five years		directorships held by trustee
	President, Good Place Holdings, a Christian Centered Business Holding Company.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL Born: 1948	Trustee	Indefinite; Trustee from 2011 to 2020 and 2022 to present	19
	Principal occupation during THE past Five years		directorships held by trustee
	Self-Employed Independent Public Policy Consultant; Other Directorships: Public Interest Legal Foundation; National Rifle Association; Columbia International University; International Foundation For Electoral Systems; Law Enforcement Legal Defense Fund; American Constitution Rights Union.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	Retired. Associate Professor of Law Stetson University. Retired Principal of Copeland & Covert, Attorneys at Law, specializing in tax and estate planning. B.A. from Mississippi College, JD from the University of Florida and LLM Taxation from the University of Miami.		None

OFFICERS & TRUSTEES OF THE TRUST

ANNUAL REPORT | 163

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Deborah Honeycutt 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	19
	Principal occupation during THE past Five years		directorships held by trustee
	Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Bill Johnson 1055 Maitland Center Commons Maitland, FL Born: 1946	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	President (and Founder) of the American Decency Association, Freemont, MI, since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Master of Religious Education from Grand Rapids Baptist Seminary.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	19
	Principal occupation during THE past Five years		directorships held by trustee
	President of WaterStone (FKA the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from the University of Chicago.		None

OFFICERS & TRUSTEES OF THE TRUST

ANNUAL REPORT | 164

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Scott Preissler, Ph.D. 1055 Maitland Center Commons Maitland, FL Born: 1960	Trustee	Indefinite; Trustee since 2004	19
	Principal occupation during THE past Five years		directorships held by trustee
	Scott Preissler, Ph.D., is the Executive Director of Friendship Christian School in Suwanee, Georgia and The National Center for Stewardship & Generosity. He is a former professor and past President and CEO of The Christian Stewardship Association (CSA) and Southern Baptist state headquarters in Texas and Georgia.		None

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
[Pastor] Abraham M. Rivera 1055 Maitland Center Commons Maitland, FL Born: 1969	Trustee	Indefinite; Trustee since 2020	19
	Principal occupation during THE past Five years		directorships held by trustee
	Pastor / President / Director, for La Puerta Life Center, Inc., a Florida corporation.		1

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	19
	Principal occupation during THE past Five years		directorships held by trustee
	Founder and CEO Kingdom Companies founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ. Alan is currently the President of the Electric Power Reliability Alliance (EPRA), a nonprofit serving industrial, commercial and grid-edge electrical reliability practitioners.		None

OFFICERS & TRUSTEES OF THE TRUST

ANNUAL REPORT | 165

PRINCIPAL EXECUTIVE OFFICERS

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Terry Covert 1055 Maitland Center Commons Maitland, FL Born: 1947	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Compliance Officer and General Counsel for the Advisor, Timothy Partners, Ltd; Partner, Copeland Covert & Smith PLLC, law firm.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Cheryl Mumbert 1055 Maitland Center Commons Maitland, FL Born: 1970	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Chief Marketing Officer for Advisor, Timothy Partners, Ltd.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
David D. Jones 1055 Maitland Center Commons Maitland, FL Born: 1957	Chief Compliance Officer	Since 2004, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

OFFICERS & TRUSTEES OF THE TRUST

ANNUAL REPORT | 166

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
David James 225 Pictoria Drive Cincinnati, Ohio 45246 Born: 1970	Secretary	Secretary since 2023, Assistant Secretary 2022- 2023, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	As Executive Vice President, Chief Legal and Risk Officer at Ultimus Fund Solutions, since 2018; Department Head of State Street Bank and Trust Company’s Fund Administration Legal Department -2003-2018.		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Brittany Weise 225 Pictoria Drive Cincinnati, Ohio 45246 Born: 1990	Assistant Secretary	Assistant Secretary since 2023, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Associate Counsel – Ultimus Fund Solutions 2022- Pres. Attorney – Morgan & Morgan P.A. (formerly Mitcheson & Lee, LLP) 2019 – 2022, Fund Officer – State Street Bank and Trust Company, 2018-2019		N/A

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Deryk Jones 4221 North 203rd St. Suite 100 Elkhorn, NE 68022 Born: 1988	AML Officer	AML Officer since 2022, Indefinite Term	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Compliance Analyst since March 2018		N/A

OFFICERS & TRUSTEES OF THE TRUST

ANNUAL REPORT | 167

Name, age & Address	Position(s) Held with Trust	Term of Office & Length of Time Served	Number of portfolios in fund complex overseen by Trustee
Joseph E. Boatwright 1055 Maitland Center Commons Maitland, FL Born: 1930	Trustee Emeritus	Trustee and Secretary 1995-2022, Trustee Emeritus as of 2020, Term Indefinite.	N/A
	Principal occupation during THE past Five years		directorships held by trustee
	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		N/A

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

OFFICERS & TRUSTEES OF THE TRUST

ANNUAL REPORT | 168

Section 12 | Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include:

● Social Security Number

● Assets

● Retirement Assets

● Transaction History

● Checking Account History

● Purchase History

● Account Balances

● Account Transactions

● Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

PRIVACY NOTICE

ANNUAL REPORT | 169

WHO WE ARE
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
WHAT WE DO
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Timothy Plan collect your personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes- information about your creditworthiness.

● Affiliates from using your information to market to you.

● Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. ● The Timothy Plan does not jointly market.

PRIVACY NOTICE

ANNUAL REPORT | 170

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-662-0201. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

ANNUAL REPORT | 171

Intentionally Left Blank

Intentionally Left Blank

INVESTMENT ADVISOR

Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751

TRANSFER AGENT

Ultimus Fund Solutions, LLC
4221 N. 203rd St, Suite 100
Elkhorn, NE 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

David Mahaffey
Sullivan & Worcester LLP

For additional information or a prospectus, please call:
1-800-846-7526

Visit the Timothy Plan website on the internet at:
timothyplan.com

This report is submitted for the general information for shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

HEADQUARTERS
The Timothy Plan
1055 Maitland Center Commons
Maitland, Florida 32751

(800) 846-7526

www.timothyplan.com
invest@timothyplan.com

SHAREHOLDER SERVICES
Ultimus Fund Solutions, LLC
4221 N. 203rd St, Suite 100
Elkhorn, NE 68022-3474

TP-AR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)	The registrant has an Audit committee currently composed of three independent Trustees, Mr. Alan Ross, Mr. John Mulder and Mr. Richard Copeland. The registrant’s board of trustees has determined that Mr. Alan Ross is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2023	$190,100
FY 2022	$177,625

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2023	$0	$0
FY 2022	$0	$0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2023	$0
FY 2022	$0

Nature of the fees: preparation of the 1120 RIC

(d)	All Other Fees

The Timothy Plan	Registrant
FY 2023	$0
FY 2022	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)       During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2023	$0	$0
FY 2022	$0	$0

(h)       Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)        Not applicable

(j)        Not applicable

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/7/23